UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-00994
                                                    ----------------------------

                             BURNHAM INVESTORS TRUST
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                     1325 Avenue of the Americas, 26th Floor
                               NEW YORK, NY 10019
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                 Jon M. Burnham
                     1325 Avenue of the Americas, 26th Floor
                               NEW YORK, NY 10019
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

        registrant's telephone number, including area code: 800-874-3863
                                                           -------------

                      Date of fiscal year end: DECEMBER 31
                                              ------------

                   Date of reporting period: DECEMBER 31, 2004
                                            ------------------


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.

DECEMBER 31, 2004

                                     ANNUAL
                                     REPORT


Burnham Fund

Burnham Financial Services Fund

Burnham Financial Industries Fund           THE BURNHAM FAMILY OF FUNDS

Burnham Money Market Fund

Burnham U.S. Government
Money Market Fund


                                                               [GRAPHIC OMITTED]
                                                    BURNHAM INVESTORS TRUST LOGO

[GRAPHIC OMITTED]
BURNHAM INVESTORS TRUST LOGO

[BEGIN SIDEBAR]
BURNHAM NEWS
--------------------------------------------------------------------------------
         AND VIEWS

In 2004, Burnham Investors Trust marked its fifth year as a mutual fund family, and both Burnham Asset Management Corporation (the Funds' advisor) and Burnham Securities Inc. (the Funds' Principal Distributor) celebrated their 15th anniversary. Over these years we have been proud to provide you with investment products that meet your needs. During 2004:

  o Burnham Securities launched Burnham Financial Industries Fund, which is sub-advised by Mendon Capital, with Anton Schutz serving as Portfolio Manager. Net assets have grown steadily since inception and at year end stood at $23.5 million. This fund invests predominantly in mid-to large-capitalization financial services companies and may use derivatives and shorting strategies as part of its investment methodology.

  o Burnham Financial Services Fund, which is also managed by Mr. Schutz, announced in December 2004 that it would re-open Class A shares to all investors on January 3, 2005. Class B shares are no longer offered, and over the coming seven years, these shares will convert to lower expense-structure Class A shares, and then the class itself will retire. We expect to offer Class C shares of this fund during the first half of 2005.

  o Two new trustees joined our board: Joyce Heinzerling and David Landsittel. Both bring vast experience in the legal and accounting fields to the board. We also note the retirement of Robert Shavick and Alvin Gutman and wish to express our gratitude to both for many years of work and counsel on behalf of Burnham Investors Trust shareholders.

  o We welcome two new officers to the Trust: Pat Colletti, who joins us as First Vice President and Treasurer; and Randolph Guggenheimer, as Chief Compliance Officer of Burnham Investors Trust.

Please be sure to visit the Burnham Funds' website WWW.BURNHAMFUNDS.COM for ongoing news, including dividend information, announcements, and performance data. As always, we appreciate your continued confidence in Burnham Funds.

/S/ JON BURNHAM
Jon M. Burnham
Chairman and CEO

[END SIDEBAR]

THE YEAR IN
           REVIEW
-----------------

The equity markets staged their second consecutive year of positive returns to investors. Following the strong recovery in 2003, the S&P 500 rose 10.88%, the Dow Jones Industrial Average rose 5.31% and the Nasdaq rose 8.98% -- most of the upside performance taking place in the last quarter of the year. Bond markets also showed positive returns for the fifth year in a row despite the ratcheting up of interest rates: the Dow Jones Corporate Bond Index rose 6.25% and the 10-year Treasury returned 5.1%. The average U.S. Diversified equity mutual fund, as measured by Lipper Inc., increased 11.96% for the year.

The U.S. economy continues to hum with activity brought about by the tremendous stimulus created by the Federal Reserve to combat the effects of 9/11, the stock market collapse and the subsequent recession. Federal tax reform and defense spending on Iraq and the War on Terror have been major contributors to growth in GDP. With all that transpired with the first Bush administration, investors are now facing the crystal ball once again. The upward momentum of the fourth quarter indicates that post-election, investors understand the risks of a low dollar (i.e., growth at the expense of inflation). They also see the jobs picture continuing to improve, and energy and higher interest rates not yet cutting into the U.S. "consumption based" (auto, housing and retail- driven) economy. The Bush administration has been vocal about moving toward an "ownership" society, with more emphasis on the role of the individual, as opposed to the government, in saving for retirement. While this bodes well for activity in the capital markets, the risks are that our economic engine may begin to be pulled back by our ballooning deficits and how our country deals with them.


                           [GRAPHIC OMITTED] ARROW UP

                                     10.88%
                                     S&P 500

                           [GRAPHIC OMITTED] ARROW UP

                                      8.98%
                                     NASDAQ

                           [GRAPHIC OMITTED] ARROW UP

                                      5.31%
                                      DJIA

REAL GROSS DOMESTIC PRODUCT
 % CHANGE FROM PRECEDING PERIOD
 QUARTERS SEASONALLY ADJUSTED AT ANNUAL RATES


                                  Q4 2003    4.2%

                                  Q1 2004    4.5%

                                  Q2 2004    3.3%

                                  Q3 2004    4.0%

                                  Q4 2004(A) 3.1%

A= ADVANCED ESTIMATE

  SOURCE: U.S. DEPARTMENT OF COMMERCE-- BUREAU OF ECONOMIC ANALYSIS, JANUARY,
  2005

o GDP continued its upward momentum through the first three quarters of 2004, evidencing notable strength in gross private investment. This sector has continued its recovery from its sharp turndown in 2001 and late 2002/early 2003. Residential and non-residential fixed investment have been on the rise for seven consecutive quarters, and the real estate market (starts, permits, and existing home sales) continues to be elevated. Defense spending and aircraft orders were major contributors as well. ISM non-manufacturing index report for December 2004 at 63.1% showed growth across most industries, with the exception of real estate and public administration. Strength is evident in Communication; Entertainment; Health Services, Retail, Trade, and Business Services.

o 2004 was a year of extremes in oil prices - West Texas Intermediate (WTI) opened at $35, crested at $55 in late October, and ended the year at $44. Continuing concerns about Iraqi oil exports, sabotage of Saudi production, Middle East conflicts, damage to Gulf of Mexico facilities from a severe hurricane season and China's increasing demand for oil (for consumption and inventory buildup) led to this environment. Gasoline and petroleum based product prices have risen dramatically, impacting not only the cost of goods, but consumer spending and corporate earnings. Relatively warm weather in the U.S. northeast has led to reduced demand and softening of prices. With oil supply seemingly abundant (but with political concerns weighing on prices), global demand growth, which is expected to decline slightly, will be a key determinant for 2005.

o Retail sales for 2004 were up 8.0%. Leading areas (in order) were gasoline stations, building materials, electronic and mail order sources, and general merchandise. Auto sales were strong in December in response to favorable financing, even when compared against very strong 2003 sales rates. Retail sales figures highlight the impact of higher energy prices on overall totals, and the continuing vigor of the housing and construction related sectors - which continues despite

CONSUMER PRICE INDEX
PERCENT CHANGES - UNADJUSTED 12-MONTHS ENDED DECEMBER-04
SELECTED COMPONENTS

Energy                           16.6%

Transportation                    6.5%

Medical Care                      4.2%

All Items                         3.3%

Education and Communication       1.5%

Recreation                        0.7%

Apparel                          -0.2%

SOURCE: BUREAU OF LABOR STATISTICS, JANUARY, 2005.

2 REVIEW

STANDARD & POOR'S 500: BEST AND WORST SECTORS, FOR THE YEAR 2004

Health Care                      0.2%

Information Technology           2.1%

Consumer Staples                 6.0%

S&P 500                         10.9%

Telecommunication Services      16.0%

Utilities                       19.6%

Energy                          28.8%

SOURCE: STANDARD & POOR'S.


  increases in short-term interest rates.

o In 2004 the dollar weakened by 4% to 8% against major currencies, attributable then, and now as we enter 2005, to the rising U.S. budget and trade deficits and the low U.S. interest and savings rates. The dollar's decline vs. the euro also has been a factor in the rising price of crude as the commodity's price is set in dollars; in order to maintain steady revenue, OPEC places crude on a rising track. The weak dollar makes U.S. fixed income assets less attractive to foreign investors - interest rates must rise to offset this situation. However, U.S. real estate and corporate assets become more attractive when purchased with a stronger currency. U.S. products are more competitive overseas when the dollar is weak; improving exports and currency translation have been contributors to improved earnings.

o The Federal Reserve began increasing the Fed Funds' target rate at the June 30 meeting. Since then, short-term rates have risen 1.25% to end the year at 2.25%. Comments from the Fed indicate that policy remains accommodative and is providing support to economic activity. Inflation is "contained", output is growing despite higher energy costs, and the labor markets are improving. The Fed indicated that accommodation would be "removed" at a measured pace. Long-term rates, however, did not change materially during the year, despite investors' concern in the spring that inflation would rise as a result of higher energy prices and stronger labor markets. These fears were ultimately shrugged off, and treasury bonds have returned their fifth year in a row of positive, but modest returns. The year ended with a flatter yield curve; short-term rates at 2.25%, and the benchmark 10-year treasury bond at 4.2%.

o The inflation rate at the end of the report period, less the effect of food and energy, was 3.3%, rising from the 1.9% rate for the same period in 2003. The higher cost of energy has impacted the costs of food and public transportation; although despite higher operating costs, bankrupt airlines are driving ticket prices lower. Apparel prices continue to decline, as do technology and telephone services. With oil prices moderating in the latter part of the fourth quarter, expectations are that the CPI will stay contained.

o Corporate profits rose at a 30% clip in the first half of 2004, but slowed in the third quarter as a result of sharply higher energy prices. Analysts expect a recovery in the fourth quarter as energy prices have moderated. Standard & Poor's forecasts 2004 operating earnings to increase by 24%, and moderate to a more normal 9% rate in 2005. Factors pointing to continued expansion include lower energy costs, a weak dollar improving the U.S. trade imbalance, and continued low inflation. At year end, the S&P 500 was trading at a p/e ratio of 20x 2004 projected operating earnings of $67, above its average of 16x.

LOOKING AHEAD
--------------------------------------------------------------------------------
We believe that 2005 will be a year with moderately rising interest rates -- similar to 2004 -- driven by the Federal Reserve's stated intention to remove stimulus in a measured manner, while at the same time, continuing to provide support to the economy. While core inflation is rising, from higher commodity costs, it appears to be contained so that long-term interest rates do not rise disproportionately. The dollar may remain weak, but we do not believe this is a crisis; rising interest rates may lend it support, and if the administration is successful in deficit control, markets may respond favorably. However, the administration seems to pursue a weak-dollar policy, which has the effect of stimulating U.S. manufacturing and productivity. Employment data and average weekly earnings have been improving during the course of 2004, and we expect this will continue. Housing starts both reflect the improving employment situation and the effect of mortgage rates, which are still below 6% on average. Both serve as a barometer of economic activity to come. We target 2005 GDP growth around 3 to 3.50%, and corporate earnings growth of approximately 8 to 10%. This scenario is positive for the equity markets, based on our stable economic picture and more clarity to come in our economic agenda. Valuations are on the high end of normal, and not in a "bubble" situation. Larger-cap stocks, which rely less on debt financing and have very strong balance sheets with cash on the books, may outperform smaller-cap stocks this year, as they tend to have higher interest expenses.

However, we have concerns about 2005. First and foremost is the uncertainty of the Middle East and the ever-present War on Terrorism - the hope that democracy takes root in Iraq accompanied by the fear that civil war will erupt instead. We believe that oil prices will continue to be volatile, as they are set by traders concerned about flow in the region and global demand growth. When the price of oil rises, the impact is similar to a tax on consumers. Secondly, the administration has stated it is intent on cutting the deficit. This is crucial in order to stabilize the dollar, so as to maintain foreign investment in our treasury debt. Federal discretionary spending must then slow, and the impact will be felt in GDP - as the government has been a large source of stimulus since 2001. Third, we believe that taxes - both past and future - will be a consideration this year. The 2001 tax cut and the 2003 tax package put more money in consumers' wallets, and now that ammunition may begin to wane. The second Bush administration has uttered the "T" word - with the intent to appoint a bipartisan panel which will focus on reform and simplification. This may in fact mean "increase" given concerns about the budget deficit, and the future of Social Security in the forefront of the domestic agenda.

We are therefore cautiously optimistic on 2005 as a year of stability for the U.S. economy (with the caveat of unexpected events). The Bush administration has an ambitious domestic agenda to address the challenges it "faced down" in order to create the recovery after 2001. We should have a clearer understanding of tax and fiscal policy as the year progresses.
--------------------------------------------------------------------------------

[BEGIN SIDEBAR]

    THE FUNDS
-----------------------------------------------------------
    BURNHAM FUND

    +7.01%     Class A
    +6.24%     Class B
    +7.54%     Class C

    The Fund underperformed the S&P 500, but outperformed the DJIA.

                                    PAGE
                                    ----
    PERFORMANCE AND DISCUSSION        4
    PORTFOLIO                        15
    FINANCIALS                       26
    NOTES TO FINANCIALS              36
---------------------------------------

    BURNHAM FINANCIAL
    SERVICES FUND

    +13.13%    Class A
    +12.26%    Class B

    The Fund continued to outperform its sector benchmarks while modestly underperforming to its peer group.

                                    PAGE
                                    ----
    PERFORMANCE AND DISCUSSION        6
    PORTFOLIO                        18
    FINANCIALS                       26
    NOTES TO FINANCIALS              36
---------------------------------------

    BURNHAM FINANCIAL
    INDUSTRIES FUND

    +13.87%    Class A
    +13.17%    Class C

    The Fund outperformed its benchmark since commencement of operations.

                                    PAGE
                                    ----
    PERFORMANCE AND DISCUSSION        8
    PORTFOLIO                        21
    FINANCIALS                       26
    NOTES TO FINANCIALS              36
---------------------------------------

    BURNHAM MONEY
    MARKET FUND

    +0.57%

    The Fund provided investors with an acceptable yield when measured against peers.

                                    PAGE
                                    ----
    PERFORMANCE AND DISCUSSION       10
    PORTFOLIO                        24
    FINANCIALS                       26
    NOTES TO FINANCIALS              36
----------------------------------------

    BURNHAM U.S. GOVERNMENT
    MONEY MARKET FUND

    +0.60%

    The Fund provided investors with an acceptable yield when measured against peers.

                                    PAGE
                                    ----
    PERFORMANCE AND DISCUSSION       10
    PORTFOLIO                        25
    FINANCIALS                       26
    NOTES TO FINANCIALS              36


[END SIDEBAR]

                                                                        REVIEW 3

[BEGIN SIDEBAR]
INVESTMENT FOCUS


                                 STYLE
---------------------------------------------------
MARKET CAP             VALUE     BLEND     GROWTH
---------------------------------------------------
LARGE                              O
---------------------------------------------------
MEDIUM
---------------------------------------------------
SMALL
---------------------------------------------------
(SEE PAGE 43 FOR EXPLANATION OF THIS CHART.)



TICKER SYMBOLS
Class A                        BURHX
Class B                        BURIX
Class C                        BURJX

-------------------------------------

PORTFOLIO MANAGER
Jon M. Burnham
Since 1995

-------------------------------------

MINIMUM INVESTMENT
Regular accounts              $2,500
IRAs                            $100

-------------------------------------

ASSET VALUES
Net assets, in millions      $122.93
Net asset value per share
Class A                       $26.60
Class B                       $26.96
Class C                       $26.50

-------------------------------------

MAXIMUM OFFERING PRICE
Class A                       $28.00

-------------------------------------

EXPENSE RATIOS
Class A                         1.39%
Class B                         2.14%
Class C                         2.14%

-------------------------------------

INCEPTION
Class A                June 15, 1975
Class B             October 18, 1993
Class C               April 30, 2004


ALL DATA AS OF DECEMBER 31, 2004. PERFORMANCE INFORMATION ASSUMES ALL DISTRIBUTIONS WERE REINVESTED. CLASS A PERFORMANCE INFORMATION DOES NOT INCLUDE THE MAXIMUM 5% SALES CHARGE. CLASS B AND C SHARES HAVE DIFFERENT COSTS AND PERFORMANCE WILL DIFFER. THE GROWTH CHART DOES NOT REFLECT THE PERFORMANCE OF CLASS B AND C SHARES. PAST PERFORMANCE ISN'T A PREDICTION OF FUTURE PERFORMANCE. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

[END SIDEBAR]

BURNHAM FUND
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]
JOHN BURNHAM PIC

"We are constructive on the equity markets, and believe that unless there is an unexpected shock, they should provide atrractive returns for 2005."

                                                                 /S/ JON BURNHAM
                                                                     JON BURNHAM
                                                               Portfolio Manager


The Burnham Fund returned (1.5%) in the third quarter and rebounded 7.5% in the fourth, rising 6.1% for the second half of the year. For the year, the fund was up 7.0%, underperforming the S&P 500, which was up 9% (10.9% on a daily dividend reinvested basis). The fund closely met the average Lipper Large Core average of 7.7%.

The Burnham Fund maintained its fully invested position during the second half of 2004. Our asset allocation remained largely unchanged from the first half as much of the economic environment stayed the same. The largest sector investment for the fund was financial services (32.2%), which we continue to overweight as we believe that despite modest increases in interest rates that are forecast to continue in 2005, the improved economy will lead to higher profitability in insurance, finance, and capital market participants. Energy is our second largest sector holding, at 16.4%. Oil prices are at high levels, which lead to renewed production activity and profits, and the severely distressed natural gas transmittal sector is in the midst of recovery. Information Technology, at 12.6%, continues to recover from the recession post Y2K, and is now a beneficiary of revived corporate investments in infrastructure. Health Care, at 8.6%, despite a challenging environment in the pharmaceuticals sector, continues to grow in excess of GDP average. Retail sales continue to show good comparisons, reflecting a more confident consumer - albeit more credit extended
- and the fund has 10% of its assets invested in the broader Consumer Discretionary Sector.

For 2004, the fund's top five performers were eBay Inc., Royal Caribbean Cruises Ltd., AES Corp., The Williams Companies, Inc. and Norfolk Southern Corp. All positions were held by the fund at year end. Our poorest performers were New York Community Bancorp, Intel Corp., Siebel Systems Inc., Pfizer Inc., and Cisco Systems, Inc. (New York Community Bancorp and Siebel Systems Inc. are no longer held by the fund). New positions of note to the fund in the second half of the year include: Toyota Motor Corp. - which keeps gaining market share in the U.S. and has a leadership position financially, and in new technologies, particularly hybrid vehicles; MBNA Corp., a consumer credit provider, which is showing strong earnings growth at a reasonable p/e multiple; Wynn Resorts, Ltd. which completed a secondary offering in November 2004, will open a premier casino/resort in Las Vegas in April, in addition to its ownership of a similar facility in Macau; and Altria Group, Inc., which the fund believes may be near settling lawsuits, and if so, could ultimately succeed in "breaking up" into Kraft, SABMiller and tobacco entities at a higher valuation.

We are constructive on the equity markets, and believe that unless there is an unexpected shock, they should provide attractive returns for 2005. We believe that many of the same issues that drove the economy in 2004 will continue into this coming year. Retail sales, which continue to run higher, reflect positive consumer confidence. Housing and auto sales continue at a healthy pace because of low interest rates, and the after-burner of this is continued strength in manufacturing. Our main concerns are higher energy prices affecting consumer spending and corporate profits, and continued conflicts in Iraq and the Middle East creating a tense political atmosphere. Additionally, we may see a potential pull-back of the immense federal and monetary stimulus (including driving down the dollar) that created the housing and consumer renaissance that led the U.S. economic recovery since 2002. Tax reform may be a defacto tax "increase", and combined with an credit-extended consumer, we may begin to see the pressure of a cyclical "peak" of this recovery. While not an immediate concern, especially with p/e ratios not abnormally high, we expect 2005 will be a "stock picking" market, with potential for earnings disappointments. We believe that our emphasis on strong underlying growth of earnings and asset values (at a reasonable price) of more mature companies, and dividend payers that rely on internal cash generation as opposed to debt will provide good returns for investors seeking attractive returns and conservation of capital.


                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH OF $10,000 SINCE INCEPTION JUNE `75

An investment in the Burnham Fund at its inception in 1975 would have grown by more than 2,452.28%.

$255,228
---------------------------------------
Annualized rate of return
11.57%

Date               Burnham Fund
6/16/75            $10,000.00
Jun-75             $10,385.00
Jul-75              $9,853.00
Aug-75              $9,514.00
Sep-75              $9,175.00
Oct-75              $9,673.00
Nov-75              $9,911.00
Dec-75              $9,792.00
Jan-76             $10,928.00
Feb-76             $10,998.00
Mar-76             $11,171.00
Apr-76             $11,206.00
May-76             $11,137.00
Jun-76             $11,670.00
Jul-76             $11,517.00
Aug-76             $11,434.00
Sep-76             $11,693.00
Oct-76             $11,386.00
Nov-76             $11,527.00
Dec-76             $12,130.00
Jan-77             $11,700.00
Feb-77             $11,437.00
Mar-77             $11,485.00
Apr-77             $11,615.00
May-77             $11,340.00
Jun-77             $11,854.00
Jul-77             $11,766.00
Aug-77             $11,546.00
Sep-77             $11,485.00
Oct-77             $11,229.00
Nov-77             $11,716.00
Dec-77             $11,656.00
Jan-78             $11,158.00
Feb-78             $11,070.00
Mar-78             $11,407.00
Apr-78             $12,229.00
May-78             $12,491.00
Jun-78             $12,379.00
Jul-78             $13,556.00
Aug-78             $13,899.00
Sep-78             $13,682.00
Oct-78             $12,396.00
Nov-78             $12,808.00
Dec-78             $13,167.00
Jan-79             $13,684.00
Feb-79             $13,346.00
Mar-79             $13,932.00
Apr-79             $14,065.00
May-79             $13,947.00
Jun-79             $14,487.00
Jul-79             $14,945.00
Aug-79             $15,796.00
Sep-79             $16,010.00
Oct-79             $14,985.00
Nov-79             $15,968.00
Dec-79             $16,265.00
Jan-80             $17,758.00
Feb-80             $17,622.00
Mar-80             $15,526.00
Apr-80             $16,286.00
May-80             $17,277.00
Jun-80             $17,829.00
Jul-80             $18,641.00
Aug-80             $19,143.00
Sep-80             $19,798.00
Oct-80             $20,594.00
Nov-80             $22,509.00
Dec-80             $21,777.00
Jan-81             $21,074.00
Feb-81             $21,202.00
Mar-81             $22,273.00
Apr-81             $22,177.00
May-81             $22,741.00
Jun-81             $22,193.00
Jul-81             $21,658.00
Aug-81             $20,551.00
Sep-81             $19,647.00
Oct-81             $20,953.00
Nov-81             $21,766.00
Dec-81             $21,220.00
Jan-82             $20,904.00
Feb-82             $20,375.00
Mar-82             $20,375.00
Apr-82             $21,047.00
May-82             $20,740.00
Jun-82             $20,464.00
Jul-82             $20,188.00
Aug-82             $22,122.00
Sep-82             $22,325.00
Oct-82             $24,649.00
Nov-82             $25,502.00
Dec-82             $25,928.00
Jan-83             $26,532.00
Feb-83             $27,129.00
Mar-83             $27,563.00
Apr-83             $29,090.00
May-83             $28,910.00
Jun-83             $29,595.00
Jul-83             $28,701.00
Aug-83             $28,750.00
Sep-83             $29,262.00
Oct-83             $28,899.00
Nov-83             $29,500.00
Dec-83             $29,067.00
Jan-84             $28,898.00
Feb-84             $28,077.00
Mar-84             $28,145.00
Apr-84             $28,536.00
May-84             $27,394.00
Jun-84             $28,241.00
Jul-84             $28,343.00
Aug-84             $30,463.00
Sep-84             $30,463.00
Oct-84             $30,776.00
Nov-84             $30,724.00
Dec-84             $31,166.00
Jan-85             $33,027.00
Feb-85             $33,209.00
Mar-85             $33,481.00
Apr-85             $33,625.00
May-85             $35,844.00
Jun-85             $36,579.00
Jul-85             $36,173.00
Aug-85             $36,285.00
Sep-85             $35,897.00
Oct-85             $37,473.00
Nov-85             $39,481.00
Dec-85             $41,191.00
Jan-86             $41,426.00
Feb-86             $44,533.00
Mar-86             $46,888.00
Apr-86             $46,720.00
May-86             $48,822.00
Jun-86             $50,145.00
Jul-86             $48,716.00
Aug-86             $50,708.00
Sep-86             $47,103.00
Oct-86             $49,665.00
Nov-86             $50,564.00
Dec-86             $50,170.00
Jan-87             $54,354.00
Feb-87             $56,170.00
Mar-87             $56,860.00
Apr-87             $55,990.00
May-87             $56,567.00
Jun-87             $58,903.00
Jul-87             $60,423.00
Aug-87             $61,493.00
Sep-87             $60,619.00
Oct-87             $53,515.00
Nov-87             $51,604.00
Dec-87             $53,524.00
Jan-88             $55,413.00
Feb-88             $57,209.00
Mar-88             $56,242.00
Apr-88             $56,264.00
May-88             $56,377.00
Jun-88             $57,606.00
Jul-88             $58,090.00
Aug-88             $57,468.00
Sep-88             $58,486.00
Oct-88             $59,825.00
Nov-88             $59,568.00
Dec-88             $59,883.00
Jan-89             $62,626.00
Feb-89             $62,357.00
Mar-89             $63,167.00
Apr-89             $65,170.00
May-89             $66,812.00
Jun-89             $66,632.00
Jul-89             $69,870.00
Aug-89             $70,974.00
Sep-89             $70,484.00
Oct-89             $69,970.00
Nov-89             $71,089.00
Dec-89             $73,520.00
Jan-90             $70,175.00
Feb-90             $70,280.00
Mar-90             $71,004.00
Apr-90             $69,144.00
May-90             $72,539.00
Jun-90             $72,256.00
Jul-90             $72,863.00
Aug-90             $69,839.00
Sep-90             $69,518.00
Oct-90             $69,907.00
Nov-90             $71,459.00
Dec-90             $72,217.00
Jan-91             $72,614.00
Feb-91             $75,301.00
Mar-91             $76,332.00
Apr-91             $76,439.00
May-91             $78,044.00
Jun-91             $75,695.00
Jul-91             $77,731.00
Aug-91             $79,325.00
Sep-91             $79,515.00
Oct-91             $81,280.00
Nov-91             $79,354.00
Dec-91             $85,195.00
Jan-92             $85,595.00
Feb-92             $86,673.00
Mar-92             $84,030.00
Apr-92             $85,753.00
May-92             $85,384.00
Jun-92             $84,086.00
Jul-92             $87,416.00
Aug-92             $87,127.00
Sep-92             $88,077.00
Oct-92             $87,619.00
Nov-92             $89,836.00
Dec-92             $91,758.00
Jan-93             $91,602.00
Feb-93             $93,453.00
Mar-93             $94,864.00
Apr-93             $93,801.00
May-93             $95,724.00
Jun-93             $96,930.00
Jul-93             $97,560.00
Aug-93            $100,595.00
Sep-93            $101,228.00
Oct-93            $100,995.00
Nov-93             $98,794.00
Dec-93            $100,355.00
Jan-94            $101,469.00
Feb-94             $99,703.00
Mar-94             $95,416.00
Apr-94             $96,112.00
May-94             $96,689.00
Jun-94             $95,432.00
Jul-94             $97,789.00
Aug-94            $100,244.00
Sep-94             $99,011.00
Oct-94            $100,446.00
Nov-94             $98,016.00
Dec-94             $98,564.00
Jan-95            $100,418.00
Feb-95            $102,777.00
Mar-95            $103,959.00
Apr-95            $106,298.00
May-95            $109,211.00
Jun-95            $111,078.00
Jul-95            $112,956.00
Aug-95            $114,164.00
Sep-95            $117,053.00
Oct-95            $116,741.00
Nov-95            $119,438.00
Dec-95            $122,663.00
Jan-96            $126,355.00
Feb-96            $127,075.00
Mar-96            $128,180.00
Apr-96            $129,283.00
May-96            $131,894.00
Jun-96            $131,116.00
Jul-96            $124,849.00
Aug-96            $127,870.00
Sep-96            $134,468.00
Oct-96            $138,180.00
Nov-96            $146,166.00
Dec-96            $144,252.00
Jan-97            $152,099.00
Feb-97            $149,787.00
Mar-97            $145,638.00
Apr-97            $152,002.00
May-97            $159,374.00
Jun-97            $166,387.00
Jul-97            $178,017.00
Aug-97            $171,146.00
Sep-97            $177,598.00
Oct-97            $173,993.00
Nov-97            $176,690.00
Dec-97            $179,923.00
Jan-98            $179,239.00
Feb-98            $191,141.00
Mar-98            $200,621.00
Apr-98            $205,537.00
May-98            $201,714.00
Jun-98            $209,439.00
Jul-98            $206,046.00
Aug-98            $170,133.00
Sep-98            $181,446.00
Oct-98            $191,571.00
Nov-98            $202,395.00
Dec-98            $219,679.00
Jan-99            $231,037.00
Feb-99            $220,086.00
Mar-99            $233,687.00
Apr-99            $241,796.00
May-99            $231,592.00
Jun-99            $245,603.00
Jul-99            $238,702.00
Aug-99            $241,208.00
Sep-99            $237,277.00
Oct-99            $257,872.00
Nov-99            $269,657.00
Dec-99            $291,553.00
Jan-00            $289,387.00
Feb-00            $296,376.00
Mar-00            $313,571.00
Apr-00            $306,582.00
May-00            $300,570.00
Jun-00            $322,169.00
Jul-00            $319,408.00
Aug-00            $353,536.00
Sep-00            $348,431.00
Oct-00            $337,383.00
Nov-00            $300,736.00
Dec-00            $297,602.00
Jan-01            $306,215.00
Feb-01            $271,380.00
Mar-01            $254,155.00
Apr-01            $280,148.00
May-01            $279,072.00
Jun-01            $272,229.00
Jul-01            $263,733.00
Aug-01            $248,708.00
Sep-01            $234,323.00
Oct-01            $238,639.00
Nov-01            $248,948.00
Dec-01            $255,172.00
Jan-02            $254,840.00
Feb-02            $246,930.00
Mar-02            $258,002.00
Apr-02            $241,768.00
May-02            $239,604.00
Jun-02            $227,698.00
Jul-02            $209,749.00
Aug-02            $207,211.00
Sep-02            $193,605.00
Oct-02            $199,267.00
Nov-02            $203,324.00
Dec-02            $196,125.00
Jan-03            $192,949.00
Feb-03            $191,147.00
Mar-03            $194,323.00
Apr-03            $204,794.00
May-03            $211,832.00
Jun-03            $214,322.00
Jul-03            $218,278.00
Aug-03            $219,740.00
Sep-03            $218,305.00
Oct-03            $225,961.00
Nov-03            $228,713.00
Dec-03            $238,513.00
Jan-04            $243,294.00
Feb-04            $248,695.00
Mar-04            $245,331.00
Apr-04            $236,212.00
May-04            $239,045.00
Jun-04            $240,904.00
Jul-04            $234,441.00
Aug-04            $233,998.00
Sep-04            $237,363.00
Oct-04            $240,462.00
Nov-04            $249,227.00
Dec-04            $255,228.00




4  BURNHAM FUND

PORTFOLIO INVESTMENTS
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]
                                  BRACKET ART

The fund seeks capital appreciation, mainly long-term. Income is generally of lesser importance.

                    ASSET ALLOCATION++ (AS A % OF NET ASSETS)

                                [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Common stocks (net of call options written) ...  96%
Cash and other net assets .....................   4%


++ DOES NOT INCLUDE COLLATERAL USED IN SECURITIES LENDING.

TOP INDUSTRIES - COMMON STOCK             % NET
(NET OF CALL OPTIONS WRITTEN)            ASSETS
-----------------------------------------------
 Financial Services                      31.87%
-----------------------------------------------
 Energy                                  16.42%
-----------------------------------------------
 Information Technology                  12.63%
-----------------------------------------------
 Consumer Discretionary                   9.98%
-----------------------------------------------
 Health Care                              8.56%
-----------------------------------------------
 Consumer Staples                         7.78%
-----------------------------------------------
 Industrials                              4.34%
-----------------------------------------------
 Utilities                                2.30%
-----------------------------------------------
 Materials                                1.20%
-----------------------------------------------
 Telecommunications Services              0.82%
                                         ------
                                         95.90%
                                         ======


TOP 10 COMMON STOCK HOLDINGS             % NET
(NET OF CALL OPTIONS WRITTEN)           ASSETS
-----------------------------------------------
 Exxon Mobil Corp.                        6.19%
-----------------------------------------------
 American Express Co.                     4.57%
-----------------------------------------------
 The Williams Companies, Inc.             3.31%
-----------------------------------------------
 International Business Machnines Corp.   3.21%
-----------------------------------------------
 PepsiCo, Inc.                            3.18%
-----------------------------------------------
 JPMorgan Chase & Co.                     3.17%
-----------------------------------------------
 Sovereign Bancorp, Inc.                  3.07%
-----------------------------------------------
 General Electric Co.                     2.97%
-----------------------------------------------
 Citigroup Inc.                           2.94%
-----------------------------------------------
 Microsoft Corp.                          2.72%
                                         ------
                                         35.33%
                                         ======



TOTAL RETURN+
--------------------------------------------------------------------------------
GROWTH OF $10,000 OVER TEN YEARS

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                   BURNHAM FUND             WITH
                 CLASS A WITHOUT            SALES              S&P 500
                  SALES CHARGE             CHARGE              INDEX*
                  -------------            ------             -------
Dec-94              $10,000.00           $ 9,500.00          $10,000.00
Jan-95              $10,188.00           $ 9,679.00          $10,259.00
Feb-95              $10,427.00           $ 9,906.00          $10,659.00
Mar-95              $10,547.00           $10,020.00          $10,974.00
Apr-95              $10,785.00           $10,245.00          $11,296.00
May-95              $11,080.00           $10,526.00          $11,748.00
Jun-95              $11,270.00           $10,706.00          $12,021.00
Jul-95              $11,460.00           $10,887.00          $12,420.00
Aug-95              $11,583.00           $11,004.00          $12,451.00
Sep-95              $11,876.00           $11,282.00          $12,976.00
Oct-95              $11,844.00           $11,252.00          $12,929.00
Nov-95              $12,118.00           $11,512.00          $13,497.00
Dec-95              $12,445.00           $11,823.00          $13,757.00
Jan-96              $12,819.00           $12,179.00          $14,225.00
Feb-96              $12,893.00           $12,248.00          $14,358.00
Mar-96              $13,005.00           $12,354.00          $14,495.00
Apr-96              $13,117.00           $12,461.00          $14,708.00
May-96              $13,382.00           $12,712.00          $15,088.00
Jun-96              $13,303.00           $12,637.00          $15,145.00
Jul-96              $12,667.00           $12,033.00          $14,476.00
Aug-96              $12,973.00           $12,325.00          $14,781.00
Sep-96              $13,643.00           $12,961.00          $15,613.00
Oct-96              $14,019.00           $13,318.00          $16,044.00
Nov-96              $14,830.00           $14,088.00          $17,257.00
Dec-96              $14,635.00           $13,903.00          $16,916.00
Jan-97              $15,431.00           $14,660.00          $17,973.00
Feb-97              $15,197.00           $14,437.00          $18,113.00
Mar-97              $14,776.00           $14,037.00          $17,369.00
Apr-97              $15,422.00           $14,651.00          $18,406.00
May-97              $16,170.00           $15,361.00          $19,526.00
Jun-97              $16,881.00           $16,037.00          $20,401.00
Jul-97              $18,061.00           $17,158.00          $22,025.00
Aug-97              $17,364.00           $16,496.00          $20,792.00
Sep-97              $18,018.00           $17,118.00          $21,931.00
Oct-97              $17,653.00           $16,770.00          $21,199.00
Nov-97              $17,926.00           $17,030.00          $22,180.00
Dec-97              $18,254.00           $17,342.00          $22,562.00
Jan-98              $18,185.00           $17,276.00          $22,812.00
Feb-98              $19,392.00           $18,423.00          $24,457.00
Mar-98              $20,354.00           $19,337.00          $25,709.00
Apr-98              $20,853.00           $19,810.00          $25,969.00
May-98              $20,465.00           $19,442.00          $25,522.00
Jun-98              $21,249.00           $20,187.00          $26,558.00
Jul-98              $20,905.00           $19,859.00          $26,277.00
Aug-98              $17,261.00           $16,398.00          $22,477.00
Sep-98              $18,409.00           $17,488.00          $23,918.00
Oct-98              $19,436.00           $18,464.00          $25,862.00
Nov-98              $20,534.00           $19,508.00          $27,430.00
Dec-98              $22,288.00           $21,173.00          $29,010.00
Jan-99              $23,440.00           $22,268.00          $30,222.00
Feb-99              $22,329.00           $21,213.00          $29,282.00
Mar-99              $23,709.00           $22,524.00          $30,454.00
Apr-99              $24,532.00           $23,305.00          $31,632.00
May-99              $23,496.00           $22,322.00          $30,886.00
Jun-99              $24,918.00           $23,672.00          $32,600.00
Jul-99              $24,218.00           $23,007.00          $31,583.00
Aug-99              $24,472.00           $23,249.00          $31,425.00
Sep-99              $24,073.00           $22,870.00          $30,564.00
Oct-99              $26,163.00           $24,855.00          $32,498.00
Nov-99              $27,358.00           $25,991.00          $33,158.00
Dec-99              $29,580.00           $28,101.00          $35,111.00
Jan-00              $29,360.00           $27,892.00          $33,347.00
Feb-00              $30,069.00           $28,566.00          $32,716.00
Mar-00              $31,814.00           $30,223.00          $35,916.00
Apr-00              $31,105.00           $29,549.00          $34,836.00
May-00              $30,495.00           $28,970.00          $34,121.00
Jun-00              $32,686.00           $31,052.00          $34,962.00
Jul-00              $32,406.00           $30,786.00          $34,416.00
Aug-00              $35,869.00           $34,075.00          $36,553.00
Sep-00              $35,351.00           $33,583.00          $34,623.00
Oct-00              $34,230.00           $32,518.00          $34,477.00
Nov-00              $30,512.00           $28,986.00          $31,759.00
Dec-00              $30,194.00           $28,684.00          $31,914.00
Jan-01              $31,067.00           $29,514.00          $33,046.00
Feb-01              $27,533.00           $26,157.00          $30,033.00
Mar-01              $25,786.00           $24,496.00          $28,131.00
Apr-01              $28,423.00           $27,002.00          $30,317.00
May-01              $28,314.00           $26,898.00          $30,520.00
Jun-01              $27,619.00           $26,238.00          $29,777.00
Jul-01              $26,757.00           $25,420.00          $29,484.00
Aug-01              $25,233.00           $23,971.00          $27,638.00
Sep-01              $23,774.00           $22,585.00          $25,406.00
Oct-01              $24,211.00           $23,001.00          $25,891.00
Nov-01              $25,257.00           $23,995.00          $27,877.00
Dec-01              $25,889.00           $24,594.00          $28,121.00
Jan-02              $25,855.00           $24,562.00          $27,711.00
Feb-02              $25,053.00           $23,800.00          $27,177.00
Mar-02              $26,176.00           $24,867.00          $28,199.00
Apr-02              $24,529.00           $23,302.00          $26,489.00
May-02              $24,309.00           $23,094.00          $26,294.00
Jun-02              $23,101.00           $21,946.00          $24,421.00
Jul-02              $21,280.00           $20,216.00          $22,517.00
Aug-02              $21,023.00           $19,972.00          $22,665.00
Sep-02              $19,643.00           $18,660.00          $20,202.00
Oct-02              $20,217.00           $19,206.00          $21,980.00
Nov-02              $20,628.00           $19,597.00          $23,274.00
Dec-02              $19,898.00           $18,903.00          $21,906.00
Jan-03              $19,576.00           $18,597.00          $21,332.00
Feb-03              $19,393.00           $18,423.00          $21,012.00
Mar-03              $19,715.00           $18,730.00          $21,217.00
Apr-03              $20,778.00           $19,739.00          $22,964.00
May-03              $21,492.00           $20,417.00          $24,174.00
Jun-03              $21,744.00           $20,657.00          $24,483.00
Jul-03              $22,146.00           $21,038.00          $24,914.00
Aug-03              $22,294.00           $21,179.00          $25,400.00
Sep-03              $22,148.00           $21,041.00          $25,130.00
Oct-03              $22,925.00           $21,779.00          $26,552.00
Nov-03              $23,204.00           $22,044.00          $26,786.00
Dec-03              $24,199.00           $22,989.00          $28,190.00
Jan-04              $24,684.00           $23,450.00          $28,708.00
Feb-04              $25,232.00           $23,970.00          $29,107.00
Mar-04              $24,890.00           $23,646.00          $28,668.00
Apr-04              $23,965.00           $22,767.00          $28,217.00
May-04              $24,253.00           $23,040.00          $28,605.00
Jun-04              $24,441.00           $23,219.00          $29,161.00
Jul-04              $23,786.00           $22,596.00          $28,195.00
Aug-04              $23,741.00           $22,554.00          $28,309.00
Sep-04              $24,082.00           $22,878.00          $28,616.00
Oct-04              $24,396.00           $23,177.00          $29,053.00
Nov-04              $25,286.00           $24,021.00          $30,229.00
Dec-04              $25,895.00           $24,600.00          $31,257.00


                       WITH NO        WITH MAX.
AVERAGE           SALES CHARGE    SALES CHARGE
ANNUAL RETURNS         OR CDSC         OR CDSC
----------------------------------------------
CLASS A
----------------------------------------------
 One year                7.01%           1.66%
----------------------------------------------
 Three years             0.01%         (1.69)%
----------------------------------------------
 Five years            (2.63)%         (3.62)%
----------------------------------------------
 Ten years               9.98%           9.42%
----------------------------------------------
 Fifteen years           8.65%           8.28%
----------------------------------------------
 Since inception        11.57%          11.38%

CLASS B
----------------------------------------------
 One year                6.24%           1.24%
----------------------------------------------
 Three years           (0.73)%         (1.76)%
----------------------------------------------
 Five years            (3.35)%         (3.58)%
----------------------------------------------
 Ten years               9.19%           9.19%
----------------------------------------------
 Since inception         7.80%           7.80%
----------------------------------------------

CLASS C(1)
----------------------------------------------
 One year                7.54%           6.54%
----------------------------------------------




                       WITH NO       WITH MAX.
CUMULATIVE        SALES CHARGE   SALES CHARGE
TOTAL RETURNS          OR CDSC        OR CDSC
----------------------------------------------
CLASS A
----------------------------------------------
 One year                7.01%           1.66%
----------------------------------------------
 Three years             0.02%         (4.98)%
----------------------------------------------
 Five years           (12.46)%        (16.84)%
----------------------------------------------
 Ten years             158.95%         146.00%
----------------------------------------------
 Fifteen years         247.15%         229.80%
----------------------------------------------
 Since inception     2,452.28%       2,324.67%


CLASS B
----------------------------------------------
 One year                6.24%           1.24%
----------------------------------------------
 Three years           (2.18)%         (5.18)%
----------------------------------------------
 Five years           (15.68)%        (16.69)%
----------------------------------------------
 Ten years             140.79%         140.89%
----------------------------------------------
 Since inception       131.26%         131.26%


CLASS C(1)
----------------------------------------------
 One year                7.54%           6.54%
----------------------------------------------
(1) LESS THAN ONE YEAR OF OPERATING HISTORY.


[BEGIN SIDEBAR]

PERFORMANCE OVER
--------------------------------------------------------------------------------
      THE PAST YEAR

                                [GRAPHIC OMITTED]
                                  UP ARROW ART

                                     +7.01%
                                 FUND (CLASS A)


                                [GRAPHIC OMITTED]
                                  UP ARROW ART

                                     +10.88%
                                     SECTOR

                                [GRAPHIC OMITTED]
                                  UP ARROW ART

                                     +10.01%
                                   PEER GROUP


THE FUND underperformed the S&P 500, but outperformed the DJIA.

THE SECTOR is represented by the S&P 500 Index(R) ("Standard & Poor's 500 Composite Stock Index"), an unmanaged index that includes a representative sample of 500 leading companies in leading industries in the U.S. economy.

THE PEER GROUP is represented by the funds in the Morningstar Large-Cap Blend category.

                                [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

DATE              FUND            SECTOR       PEER GROUP
                     0                 0                0
1/04              2.00              1.84             1.66
2/04              4.27              3.25             3.11
3/04              2.86              1.69             1.86
4/04             -0.96               0.1            -0.19
5/04              0.22              1.47             0.92
6/04              1.00              3.44             2.82
Jul-04           -1.71              0.02            -0.94
Aug-04           -1.89              0.42            -0.83
Sep-04           -0.48              1.51             0.59
Oct-04            0.82              3.06             2.00
Nov-04            4.49              7.23             6.43
Dec-04            7.01             10.88            10.01


--------------------------------------
MODERN PORTFOLIO THEORY STATISTICS**
THREE-YEAR RANGE

--------------------------------------
 Beta                           0.70
--------------------------------------
 R2                               87
--------------------------------------
 Alpha                         (2.98)
--------------------------------------
 Standard Deviation            11.18
--------------------------------------
 Sharpe Ratio                  (0.13)
--------------------------------------

* KEEP IN MIND THAT INDICES HAVE NO MANAGEMENT FEES OR BROKERAGE COSTS.

+ THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER
  WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. TOTAL RETURN FIGURES INCLUDE THE REINVESTMENT OF DIVIDENDS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS AND AN INVESTOR'S SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

** SOURCE: MORNINGSTAR PRINCIPIA,
   DECEMBER 2004

[END SIDEBAR]

                                                                  BURNHAM FUND 5

BURNHAM
              FINANCIAL SERVICES FUND
--------------------------------------------------------------------------------

[BEGIN SIDEBAR]
INVESTMENT FOCUS

                                 STYLE
---------------------------------------------------
MARKET CAP             VALUE     BLEND     GROWTH
---------------------------------------------------
LARGE
---------------------------------------------------
MEDIUM                  O
---------------------------------------------------
SMALL
---------------------------------------------------
(SEE PAGE 43 FOR EXPLANATION OF THIS CHART.)


TICKER SYMBOLS
Class A                        BURKX
Class B                        BURMX

----------------------------------------

PORTFOLIO MANAGER
Anton V. Schutz
Mendon Capital Advisors Corp.
Since inception

----------------------------------------

MINIMUM INVESTMENT
Regular accounts              $2,500
IRAs                            $100

----------------------------------------

ASSET VALUES
Net assets, in millions      $227.64
Net asset value per share
Class A                       $22.51
Class B                       $21.68

----------------------------------------

MAXIMUM OFFERING PRICE
Class A                       $23.69

----------------------------------------

EXPENSE RATIOS
Class A                        1.60%
Class B                        2.35%

----------------------------------------

INCEPTION
Class A and B           June 7, 1999

ALL DATA AS OF DECEMBER 31, 2004. PERFORMANCE INFORMATION ASSUMES ALL DISTRIBUTIONS WERE REINVESTED. CLASS A PERFORMANCE INFORMATION INCLUDES THE MAXIMUM 5% SALES CHARGE. CLASS B SHARES HAVE DIFFERENT COSTS AND PERFORMANCE WILL DIFFER. PAST PERFORMANCE ISN'T A PREDICTION OF FUTURE PERFORMANCE. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

[END SIDEBAR]


[GRAPHIC OMITTED]
 ANTON SCHUTZ PIC


"The Fund continues to increase its exposure to mid- and large cap commercial banks and bank-like thrifts that are likely beneficiaries of increasing interest rates and the catalyst for rising rates, an improving economy."

                                                                /S/ ANTON SCHUTZ
                                                                    ANTON SCHUTZ
                                                               Portfolio Manager



--------------------------------------------
    2004 PERFORMANCE COMPARISON
--------------------------------------------
FUND (CLASS A)                       +13.13%

NASDAQ BANK INDEX                    +10.99%

NASDAQ FINANCIAL 100 INDEX           +12.57%


The Burnham Financial Services Fund ("BURKX") finished the year up 13%, outpacing both the NASDAQ Bank Index and the S&P 500. The fund reached its fifth anniversary in June, and the five-year performance record placed the fund fourth among all mutual funds, number one among all sector funds, and number one among financial services sector funds. Although the Fund's 2004 performance was strong, it did not come without its challenges.

After a good start to 2004, a strong jobs report in early April resulted in a significant move in the 10-year treasury rate, which spurred an immediate sell-off of nearly all financial stocks. The next several months were choppy as investors tried to gauge how a changing interest rate environment would impact financials and how the uncertainty of the November election, rising oil prices, and the geopolitical situation would impact the markets in general. Despite these challenges, good stock picking and economic improvement (a cause of rising rates) enabled the fund to harvest gains.

Small-cap financials appreciated significantly in the second half of the year as takeover speculation, more positive economic sentiment, and momentum took hold of investors. Going forward, many small banks and thrifts are likely to struggle as earnings get hit by narrower interest margins from a flattening yield curve and higher expense levels as a result of increased cost of corporate compliance. The combination of rich valuations of many small-cap financials and the potential earnings weakness in the near-term caused BURKX to trim back many of its small-cap positions as they approached the Fund's predetermined price targets.

At this time, the fund has increased its exposure to companies that are levered to the capital markets, commercial banks that are positioned to grow earnings as interest rates rise, banks likely to be acquired, and very select small-cap financial institutions in high growth regions such as Texas, Virginia, and Florida.

The fund has increased its positions in capital markets sensitive names over the past several months. We believe that economic growth, although modest, will benefit trust and processing banks (Bank of New York (BK) is our top selection in this sub-sector), broker dealers and investment banks, and asset managers, all of which should see an increase in trading volumes and fee revenue.

The fund continues to increase its exposure to mid- and large-cap commercial banks (and bank-like thrifts) that are likely beneficiaries of increasing interest rates and the catalyst for rising rates, an improving economy. In general, valuations of mid- and large-cap banks are more reasonable than small-cap names and their asset sensitive balance sheets position these companies for better earnings growth in 2005. (The fund's top holding in this group is North Fork Bancorp. (NFB)). In addition to this upside potential, the fund's current larger-cap focus also allows the portfolio manager to better protect the portfolio and create additional return through the increased use of written options.

Profiting from merger and acquisition activity is part of the fund's core strategy. The fund took advantage of fairly robust deal activity in the first three quarters, but this activity slowed in the fourth quarter, most likely due to extended valuations, acquirers digesting recent deals and companies turning their attention to Sarbanes-Oxley related issues. We expect the pace to gradually increase again in 2005 as larger banks see acquisitions as a primary means of growth. Scarcity will remain an issue in 2005 and this is where small-cap financials and the fund's expertise in this area comes back into play. We still own and will continue to own small-cap financials in markets with a limited supply of targets such as New Jersey, New York, and Massachusetts.

Finally, we continue to look for value in U.S. markets where growth is strong or where we believe growth is likely to be strong over the next 12 to 24 months. As previously stated, it is difficult to find value in small-cap names, but we are taking advantage of capital raises, pull backs, and occasional weakness in certain stocks to buy into otherwise pricey markets such Texas, Florida, and Virginia. Good stock picking is going to be critical in 2005, particularly in small-cap financials, and we believe that the Burnham Financial Services Fund will be successful across the market cap spectrum.


6  FINANCIAL SERVICES FUND

PORTFOLIO INVESTMENTS
--------------------------------------------------------------------------------
ASSET ALLOCATION++ (AS A % OF NET ASSETS)


                                [GRAPHIC OMITTED]
                                  BRACKET ART

The fund seeks capital appreciation.


                                [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Common stocks .....................  96%
(net of call options written)
Cash and other net assets .........   4%

++ DOES NOT INCLUDE COLLATERAL USED IN SECURITIES LENDING.


TOP 10 INDUSTRIES - COMMON STOCK         % NET
(NET OF CALL OPTIONS WRITTEN)           ASSETS
-----------------------------------------------
 Savings and Loan Companies -
 Regional                               40.45%
-----------------------------------------------
 Banks - Regional                       27.94%
-----------------------------------------------
 Investment Banking & Brokerage          7.52%
-----------------------------------------------
 Other Diversified Financial Services    5.06%
-----------------------------------------------
 Insurance - Property & Casualty         3.62%
-----------------------------------------------
 Mortgage Banking                        3.13%
-----------------------------------------------
 Asset Management & Custody Banks        3.05%
-----------------------------------------------
 Consumer Finance                        2.85%
-----------------------------------------------
 Diversified Banks                       1.54%
-----------------------------------------------
 Investment Management                   0.41%
                                        ------
                                        95.57%
                                        ======



TOP 10 COMMON STOCK HOLDINGS             % NET
(NET OF CALL OPTIONS WRITTEN)           ASSETS
-----------------------------------------------
 North Fork Bancorp., Inc.               4.82%
-----------------------------------------------
 People's Bank                           4.36%
-----------------------------------------------
 Dime Community Bancshares, Inc.         4.19%
-----------------------------------------------
 Hudson City Bancorp, Inc.               3.71%
-----------------------------------------------
 Sovereign Bancorp, Inc.                 3.67%
-----------------------------------------------
 Centennial Bank Holdings, Inc.          3.46%
-----------------------------------------------
 U.S.B. Holding Co., Inc .               3.42%
-----------------------------------------------
 Fieldstone Investment Corp.             3.13%
-----------------------------------------------
 SNB Bancshares, Inc.                    3.02%
-----------------------------------------------
 Webster Financial Corp.                 2.67%
                                        ------
                                        36.45%
                                        ======


TOTAL RETURN+
--------------------------------------------------------------------------------
GROWTH OF $10,000 SINCE INCEPTION

                                [GRAPHIC OMITTED]
                       EDGAR REPRESENTATION OF DATA POINTS

             BURNHAM FINANCIAL
               SERVICES FUND         WITH             NASDAQ           NASDAQ
            (CLASS A) WITHOUT       SALES             BANK         FINANCIAL 100
               SALES CHARGE         CHARGE            INDEX*           INDEX*
               ------------         ------            ------           -----
June 7 1999    $10,000.00          $9,500.00       $10,000.00        $10,000.00
Jun-99         $10,510.00          $9,985.00       $10,079.00        $10,010.00
Jul-99         $10,380.00          $9,861.00        $9,780.00         $9,351.00
Aug-99          $9,900.00          $9,405.00        $9,372.00         $8,784.00
Sep-99          $9,780.00          $9,291.00        $9,084.00         $8,388.00
Oct-99         $10,450.00          $9,928.00        $9,720.00         $9,070.00
Nov-99         $10,280.00          $9,766.00        $9,530.00         $9,047.00
Dec-99          $9,810.00          $9,320.00        $9,127.00         $8,724.00
Jan-00          $9,209.00          $8,748.00        $8,565.00         $8,024.00
Feb-00          $8,668.00          $8,234.00        $7,820.00         $7,442.00
Mar-00          $9,710.00          $9,224.00        $8,259.00         $8,229.00
Apr-00         $10,001.00          $9,501.00        $8,060.00         $7,742.00
May-00         $10,582.00         $10,053.00        $8,402.00         $7,895.00
Jun-00         $10,622.00         $10,091.00        $8,080.00         $7,485.00
Jul-00         $11,454.00         $10,881.00        $8,401.00         $7,831.00
Aug-00         $12,466.00         $11,842.00        $9,033.00         $8,590.00
Sep-00         $13,438.00         $12,766.00        $9,600.00         $9,095.00
Oct-00         $13,107.00         $12,452.00        $9,462.00         $8,964.00
Nov-00         $13,137.00         $12,480.00        $9,509.00         $8,714.00
Dec-00         $14,988.00         $14,239.00       $10,466.00         $9,685.00
Jan-01         $15,558.00         $14,781.00       $10,556.00         $9,545.00
Feb-01         $16,118.00         $15,312.00       $10,338.00         $9,247.00
Mar-01         $16,301.00         $15,486.00       $10,163.00         $8,931.00
Apr-01         $16,882.00         $16,038.00       $10,413.00         $9,307.00
May-01         $18,108.00         $17,203.00       $10,862.00         $9,616.00
Jun-01         $18,700.00         $17,765.00       $11,381.00        $10,006.00
Jul-01         $19,238.00         $18,276.00       $11,749.00        $10,278.00
Aug-01         $19,088.00         $18,133.00       $11,314.00         $9,811.00
Sep-01         $17,797.00         $16,907.00       $11,131.00         $9,582.00
Oct-01         $17,657.00         $16,774.00       $10,720.00         $9,176.00
Nov-01         $18,388.00         $17,469.00       $11,162.00         $9,668.00
Dec-01         $19,377.00         $18,408.00       $11,537.00        $10,014.00
Jan-02         $20,027.00         $19,025.00       $11,801.00        $10,148.00
Feb-02         $20,174.00         $19,165.00       $12,004.00        $10,351.00
Mar-02         $21,229.00         $20,167.00       $12,640.00        $10,869.00
Apr-02         $22,161.00         $21,053.00       $13,126.00        $11,115.00
May-02         $22,455.00         $21,332.00       $13,031.00        $10,932.00
Jun-02         $22,050.00         $20,948.00       $13,001.00        $10,625.00
Jul-02         $21,229.00         $20,167.00       $12,461.00        $10,187.00
Aug-02         $22,063.00         $20,959.00       $12,794.00        $10,413.00
Sep-02         $21,057.00         $20,004.00       $11,886.00         $9,487.00
Oct-02         $21,805.00         $20,715.00       $12,107.00         $9,761.00
Nov-02         $22,504.00         $21,379.00       $12,136.00         $9,802.00
Dec-02         $22,777.00         $21,638.00       $12,058.00         $9,639.00
Jan-03         $23,261.00         $22,098.00       $11,998.00         $9,491.00
Feb-03         $23,062.00         $21,909.00       $11,993.00         $9,393.00
Mar-03         $23,324.00         $22,158.00       $11,774.00         $9,196.00
Apr-03         $25,200.00         $23,940.00       $12,460.00         $9,747.00
May-03         $26,232.00         $24,920.00       $13,324.00        $10,564.00
Jun-03         $26,455.00         $25,133.00       $13,285.00        $10,547.00
Jul-03         $28,034.00         $26,632.00       $13,798.00        $10,938.00
Aug-03         $28,444.00         $27,021.00       $14,045.00        $11,122.00
Sep-03         $28,791.00         $27,352.00       $14,008.00        $11,079.00
Oct-03         $30,631.00         $29,099.00       $15,051.00        $11,919.00
Nov-03         $31,202.00         $29,642.00       $15,472.00        $12,115.00
Dec-03         $32,039.00         $30,437.00       $15,670.00        $12,348.00
Jan-04         $33,298.00         $31,633.00       $15,851.00        $12,649.00
Feb-04         $34,032.00         $32,330.00       $16,075.00        $12,902.00
Mar-04         $34,202.00         $32,492.00       $15,936.00        $12,730.00
Apr-04         $31,960.00         $30,362.00       $15,111.00        $12,017.00
May-04         $32,708.00         $31,072.00       $15,483.00        $12,302.00
Jun-04         $32,642.00         $31,010.00       $15,729.00        $12,482.00
Jul-04         $32,092.00         $30,487.00       $15,410.00        $12,230.00
Aug-04         $33,022.00         $31,371.00       $15,862.00        $12,628.00
Sep-04         $33,861.00         $32,168.00       $16,084.00        $12,767.00
Oct-04         $34,543.00         $32,816.00       $16,596.00        $13,128.00
Nov-04         $35,775.00         $33,986.00       $17,431.00        $13,818.00
Dec-04         $36,245.00         $34,433.00       $17,393.00        $13,900.00



                       WITH NO       WITH MAX.
AVERAGE           SALES CHARGE    SALES CHARGE
ANNUAL RETURNS         OR CDSC         OR CDSC
-----------------------------------------------

CLASS A
-----------------------------------------------
 One year               13.13%           7.47%
-----------------------------------------------
 Three years            23.21%          21.12%
-----------------------------------------------
 Five years             29.87%          28.55%
-----------------------------------------------
 Since inception        25.94%          24.79%

CLASS B
-----------------------------------------------
 One year               12.26%           8.26%
-----------------------------------------------
 Three years            22.27%          21.60%
-----------------------------------------------
 Five years             28.90%          28.82%
-----------------------------------------------
 Since inception        24.96%          23.81%



                       WITH NO       WITH MAX.
CUMULATIVE        SALES CHARGE    SALES CHARGE
TOTAL RETURNS          OR CDSC         OR CDSC
-----------------------------------------------

CLASS A
-----------------------------------------------
 One year               13.13%           7.47%
-----------------------------------------------
 Three years            87.05%          77.70%
-----------------------------------------------
 Five years            269.46%         250.99%
-----------------------------------------------
 Since inception       262.45%         244.33%

CLASS B
-----------------------------------------------
 One year               12.26%           8.26%
-----------------------------------------------
 Three years            82.78%          79.78%
-----------------------------------------------
 Five years            255.80%         254.80%
-----------------------------------------------
 Since inception       246.92%         229.57%


[BEGIN SIDEBAR]
PERFORMANCE OVER
--------------------------------------------------------------------------------
      THE PAST YEAR

                               [GRAPHIC OMITTED]
                                  UP ARROW ART

                                     +13.13%
                                 FUND (CLASS A)

                               [GRAPHIC OMITTED]
                                  UP ARROW ART

                                     +12.57%
                                     SECTOR

                               [GRAPHIC OMITTED]
                                  UP ARROW ART

                                     +13.72%
                                   PEER GROUP


THE FUND modestly underperformed the Morningstar Specialty Financial Index.

THE SECTOR is represented by the NASDAQ Financial 100 Index, an unmanaged index of the 100 largest financial companies traded on the NASDAQ market system and the NASDAQ small cap market.

THE PEER GROUP is represented by the funds in the Morningstar Specialty - Financial investment category.


                                [GRAPHIC OMITTED]
                      EDGAR REPRESENTATION OF DATA POINTS

                FUND           SECTOR   PEER GROUP
                   0                0            0
Jan-04          3.93             2.44         3.27
Feb-04          6.22             4.49         5.96
Mar-04          6.75             3.09         5.19
Apr-04         -0.25            -2.68        -0.28
May-04          2.09            -0.37         1.65
Jun-04          1.88             1.09         2.35
Jul-04          0.16            -0.96        -0.14
Aug-04          3.07             2.27         2.64
Sep-04          5.69             3.39         3.48
Oct-04          7.82             6.32         4.98
Nov-04         11.66            11.91         9.42
Dec-04         13.13            12.57        13.72

MODERN PORTFOLIO THEORY STATISTICS**
THREE-YEAR RANGE

---------------------------------------
 Beta                              0.46
---------------------------------------
 R2                                  45
---------------------------------------
 Alpha                            20.38
---------------------------------------
 Standard Deviation               12.33
---------------------------------------
 Sharpe Ratio                      1.79
---------------------------------------

* KEEP IN MIND THAT INDICES HAVE NO MANAGEMENT FEES OR BROKERAGE COSTS.

+ THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER
  WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. TOTAL RETURN FIGURES INCLUDE THE REINVESTMENT OF DIVIDENDS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS AND AN INVESTOR'S SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

** SOURCE: MORNINGSTAR PRINCIPIA,
   DECEMBER 2004

[END SIDEBAR]
                                                       FINANCIAL SERVICES FUND 7

BURNHAM

              FINANCIAL INDUSTRIES FUND
--------------------------------------------------------------------------------

[BEGIN SIDEBAR]
INVESTMENT FOCUS

                                 STYLE
---------------------------------------------------
MARKET CAP             VALUE     BLEND     GROWTH
---------------------------------------------------
LARGE                    O
---------------------------------------------------
MEDIUM
---------------------------------------------------
SMALL
---------------------------------------------------
(SEE PAGE 43 FOR EXPLANATION OF THIS CHART.)


TICKER SYMBOLS
Class A                        BURFX
Class C                        BURCX

-------------------------------------

PORTFOLIO MANAGER
Anton V. Schutz
Mendon Capital Advisors Corp.
Since inception

-------------------------------------

MINIMUM INVESTMENT
Regular accounts              $2,500
IRAs                            $100

-------------------------------------

ASSET VALUES
Net assets, in millions       $23.47
Net asset value per share
Class A                       $11.33
Class C                       $11.26

-------------------------------------

Maximum Offering Price
Class A                       $11.93

-------------------------------------

EXPENSE RATIOS
Annualized, after expense
reimbursement
Class A                        1.75%
Class C                        2.45%

-------------------------------------

INCEPTION
Class A and C         April 30, 2004

ALL DATA AS OF DECEMBER 31, 2004. PERFORMANCE INFORMATION ASSUMES ALL DISTRIBUTIONS WERE REINVESTED. CLASS A PERFORMANCE INFORMATION INCLUDES THE MAXIMUM 5% SALES CHARGE. CLASS C SHARES HAVE DIFFERENT COSTS AND PERFORMANCE WILL DIFFER. PAST PERFORMANCE ISN'T A PREDICTION OF FUTURE PERFORMANCE. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

[END SIDEBAR]


[GRAPHIC OMITTED]
 ANTON SCHUTZ PIC

"With a heavily fragmented banking market, we believe acquisitions will continue to play a significant role in the banking sector and capitalizing on this will remain a key part of our strategy."

                                                                /S/ ANTON SCHUTZ
                                                                    ANTON SCHUTZ
                                                               Portfolio Manager




The Burnham Financial Industries Fund, which launched in May 2004, finished the "partial year" 2004 up 13.9%. The timing of its launch, one month after the aggressive sell-off in April of nearly all financials, was rather advantageous as the Fund was immediately able to put its new capital to work and build positions in discounted financials.

The fund invests in mid- to large-cap financials, in which we see both opportunity and value at the present time, and is able to short-sell securities (up to 25%). The mid-to large-cap focus of the fund will allow us to hedge the portfolio (and create additional return) through the increased use of written options.

We believe in the diverse financial securities sector, as there are profit opportunities to be found in almost all economic environments. In a rising interest rate environment, commercial banks should perform well as loans made by these institutions tend to be variable rate and should re-price faster than liabilities. Further, when interest rates rise as a result of economic growth, it often equates to an increase in asset growth from increased loan demand, and a subsequent increase in earnings. Many mid- and large-cap banks fit this profile, and we believe these institutions will perform well in 2005.

We view the economy in a recovery mode and believe it will strengthen in 2005, albeit at a slower pace than 2004. This improvement should bode well for institutions with revenue streams driven by the capital markets, such as trust and processing banks, broker dealers, and investment banks, many of which are mid- and large-cap. Leading companies in this sector include Bank of New York
(BK), Lehman Brothers (LEH), and Morgan Stanley (MWD), which are represented in the fund.

As there are profit opportunities in financials in all economic environments, there are also excellent "short" opportunities. As interest rates continue to rise, institutions dependent on mortgage origination, those with large fixed-income securities portfolios, and others that depend on interest rate spreads could suffer. The fund's ability to "short" may capitalize on this weakness. The fund currently holds "short" three large-cap financial institutions that fit this profile.

With a heavily fragmented banking market, we believe acquisitions will continue to play a significant role in the banking sector and capitalizing on this will remain a key part of our strategy. The ability to "short" stocks will allow us to take advantage of both sides of M&A transactions in 2005. Approximately half of BURFX's long book is comprised of potential sellers, and the third name in the fund's short book is a very likely buyer with a rich valuation.

As we continue to build the portfolio, we will keep a focus on value, solid fundamentals, quality management teams, and takeover opportunities at the forefront, while protecting the portfolio through the use of options.


8  FINANCIAL INDUSTRIES FUND

PORTFOLIO INVESTMENTS
--------------------------------------------------------------------------------


                                [GRAPHIC OMITTED]
                                  BRACKET ART

The fund seeks capital appreciation.

                     ASSET ALLOCATION (AS A % OF NET ASSETS)

                                [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Common stocks
(net of call options written and short sales)   88%
Cash and other net assets                       12%


TOP INDUSTRIES - COMMON STOCK
(NET OF CALL OPTIONS WRITTEN           % NET
AND SHORT SALES)                       ASSETS
----------------------------------------------
 Savings and Loan Companies -
    Regional                            28.41%
----------------------------------------------
 Investment Banking & Brokerage         23.36%
----------------------------------------------
 Banks - Regional                        9.72%
----------------------------------------------
 Asset Management & Custody Banks        8.57%
----------------------------------------------
 Diversified Banks                       5.98%
----------------------------------------------
 Consumer Finance                        5.54%
----------------------------------------------
 Insurance - Property & Casualty         4.59%
----------------------------------------------
 Other Diversified Financial Services    2.31%
                                        ------
                                        88.48%
                                        ======

TOP 10 COMMON STOCK HOLDINGS
(NET OF CALL OPTIONS WRITTEN            % NET
AND SHORT SALES)                        ASSETS
----------------------------------------------
 People's Bank                           7.46%
----------------------------------------------
 Merrill Lynch & Co., Inc.               6.10%
----------------------------------------------
 Banknorth Group, Inc.                   6.00%
----------------------------------------------
 North Fork Bancorp., Inc.               5.75%
----------------------------------------------
 Independence Community Bank Corp.       5.42%
----------------------------------------------
 Webster Financial Corp.                 5.37%
----------------------------------------------
 Morgan Stanley                          5.16%
----------------------------------------------
 Sovereign Bancorp, Inc.                 4.56%
----------------------------------------------
 The Goldman Sachs Group, Inc.           4.35%
----------------------------------------------
 Northern Trust Corp.                    4.01%
                                        ------
                                        54.18%
                                        ======

TOTAL RETURN+
--------------------------------------------------------------------------------
GROWTH OF $10,000 SINCE INCEPTION

                                [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                  BURNHAM FINANCIAL
                  INDUSTRIES FUND            WITH
                    (CLASS A)               SALES            PHLX/KBW
               WITHOUT SALES CHARGE         CHARGE          BANK INDEX*

April 30 2004        10,000.00             9,500.00         10,000.00
May-04               10,510.00             9,985.00         10,165.00
Jun-04               10,470.00             9,946.00         10,135.00
Jul-04               10,230.00             9,718.00          9,946.00
Aug-04               10,540.00            10,013.00         10,396.00
Sep-04               10,690.00            10,155.00         10,231.00
Oct-04               10,920.00            10,374.00         10,424.00
Nov-04               11,270.00            10,706.00         10,607.00
Dec-04               11,387.00            10,818.00         11,140.00


                       WITH NO       WITH MAX.
AVERAGE           SALES CHARGE    SALES CHARGE
ANNUAL RETURNS         OR CDSC         OR CDSC
-----------------------------------------------
CLASS A(1)
-----------------------------------------------
 Since inception        13.87%           8.18%
-----------------------------------------------
CLASS C(1)
-----------------------------------------------
 Since inception        13.17%          12.17%
-----------------------------------------------

                       WITH NO       WITH MAX.
CUMULATIVE        SALES CHARGE    SALES CHARGE
TOTAL RETURNS          OR CDSC        OR CDSC
-----------------------------------------------
CLASS A(1)
-----------------------------------------------
 Since inception        13.87%           8.18%
-----------------------------------------------
CLASS C(1)
-----------------------------------------------
 Since inception        13.17%          12.17%
-----------------------------------------------
(1)THE FUND HAS LESS THAN ONE YEAR OPERATING HISTORY.

PERFORMANCE SINCE
--------------------------------------------------------------------------------
INCEPTION

                                [GRAPHIC OMITTED]
                                  UP ARROW ART

                                     +13.87%
                                 FUND (CLASS A)

                                [GRAPHIC OMITTED]
                                  UP ARROW ART

                                     +11.40%
                                     SECTOR

                                [GRAPHIC OMITTED]
                                  UP ARROW ART

                                     +14.09%
                                   PEER GROUP

THE FUND outperformed its benchmark in its first eight months of operations.

THE SECTOR is represented by the PHLX/KBW Bank Index, a capitalization- weighted index composed of 24 diverse stocks representing national money center banks and leading regional institutions.

THE PEER GROUP is represented by the funds in the Morningstar Specialty - Financial investment category.


                                [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              FUND          SECTOR            PEER GROUP
              ----          ------            ---------
May-04        5.1             1.81               1.98
Jun-04        4.7           1.7675               2.66
Jul-04        2.3           0.2505               0.18
Aug-04        5.4           4.9676               0.30
Sep-04        6.9           3.5608               3.82
Oct-04        9.2           5.9205               5.32
Nov-04       12.7           7.9867               9.78
Dec-04      13.87          11.3964              14.09

MODERN PORTFOLIO THEORY STATISTICS**
THREE-YEAR RANGE
--------------------------------------
 Beta                            N/A
--------------------------------------
 R2                              N/A
--------------------------------------
 Alpha                           N/A
--------------------------------------
 Standard Deviation              N/A
--------------------------------------
 Sharpe Ratio                    N/A
--------------------------------------

*  KEEP IN MIND THAT INDICES HAVE NO MANAGEMENT FEES OR BROKERAGE  COSTS.
** THE FUND LACKS A THREE YEAR MINIMUM OPERATING HISTORY IN ORDER TO REPORT THIS
   DATA.
+ THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. TOTAL RETURN FIGURES INCLUDE THE REINVESTMENT OF DIVIDENDS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS AND AN INVESTOR'S SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

                                                     FINANCIAL INDUSTRIES FUND 9

BURNHAM
              MONEY MARKET FUNDS
--------------------------------
              Burnham Money Market Fund
              Burnham U.S. Government Money Market Fund

[BEGIN SIDEBAR]
BURNHAM MONEY
MARKET FUND

TICKER SYMBOL                  BURXX

--------------------------------------

PORTFOLIO MANAGER
Molly Flewharty
Reich & Tang Asset Management L.P.
Since inception

--------------------------------------

MINIMUM INVESTMENT
Regular accounts              $2,500
IRAs                            $100

--------------------------------------

ASSET VALUES
Net assets, in millions       $49.70
Net asset value per share      $1.00

--------------------------------------

EXPENSE RATIO
After expense reimbursement    0.87%

--------------------------------------

INCEPTION
May 3, 1999

BURNHAM U.S.
GOVERNMENT MONEY
MARKET FUND

TICKER SYMBOL                  BUTXX

--------------------------------------

PORTFOLIO MANAGER
Molly Flewharty
Reich & Tang Asset Management L.P.
Since inception

--------------------------------------

MINIMUM INVESTMENT
Regular accounts              $2,500
IRAs                            $100

--------------------------------------

ASSET VALUES
Net assets, in millions      $235.34
Net asset value per share      $1.00

--------------------------------------

EXPENSE RATIO                  0.74%

--------------------------------------

INCEPTION
October 13, 1999

ALL DATA AS OF DECEMBER 31, 2004. PERFORMANCE INFORMATION ASSUMES ALL DISTRIBUTIONS WERE REINVESTED. PAST PERFORMANCE ISN'T A PREDICTION OF FUTURE PERFORMANCE. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.
[END SIDEBAR]

"We are finally in a rising rate environment but we can only speculate about how steeply and rapidly rates will increase."

                                                             /S/ MOLLY FLEWHARTY
                                                                 MOLLY FLEWHARTY
                                                               Portfolio Manager

The important news for money market investors during 2004 was the return of a rising rate environment. Throughout the initial months of 2004 the short-term credit markets experienced only minor fluctuations in yields as short-term market participants waited for economic data that would give them a directional signal for interest rates. Finally, at the June 30 Federal Open Market Committee meeting the Fed began a slow but steady rate hike program. They increased the Fed Funds rate (the overnight interbank loan level) by twenty-five basis points at the June meeting and at each of the remaining meetings in 2004. The Fed Funds rate was at 2.25% by year-end versus 1% at the beginning of the year. One year LIBOR moved from a low in March of 1.28% to a high at year-end of 3.12%.

Short-term credit market participants were happy to see rates rising from the record low levels and the prospect of recurring rate increases necessitated a change in investment strategy. Therefore, we lowered the weighted average maturity of both portfolios to give us maximum flexibility to take advantage of higher interest rates, thus giving our shareholders more generous yields than they have experienced in the recent past.

It seems likely that the Fed will continue to raise rates gradually, as inflation is not a threat and they do not want to derail the economy's growth or in anyway disrupt the financial markets. The most recent economic news has indicated that economic growth appears to be on firm footing and the December 14th Fed meeting minutes showed that many of the Fed Governors are concerned about potential excesses in the economy, such as the booming housing market, which have been particularly fueled by low rates. This clearly stated concern, and the continued use of identical language in the post meeting press releases, has most market participants anticipating continued rate increases through the first half of 2005. We can only speculate about how steeply and rapidly rates will increase, but the consensus is that short-term rates will move high enough to be considered at a neutral level which lies somewhere between 3% and 4%.

The Burnham Money Market Fund is invested in short-term fixed income securities, such as commercial paper, of the highest credit quality and liquidity. The Burnham U.S. Government Money Market Fund is invested in short-term U.S. Treasury obligations and overnight repurchase agreements collateralized by U.S. Government or agency securities. During 2004 the fund provided investors with an acceptable yield when measured against peers.


10  MONEY MARKET FUNDS

PORTFOLIO INVESTMENTS
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                   BURNHAM MONEY MARKET FUND ASSET ALLOCATION
                          BY MATURITY (AS A % OF VALUE)

4-30 days ...............................  35%
1-3 days ................................  34%
31-89 days ..............................  24%
90 - 180 days ...........................   4%
Over 180 days ...........................   3%

                                [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                   BURNHAM MONEY MARKET FUND ASSET ALLOCATION
                            BY TYPE (AS A % OF VALUE)


Discounted Commercial Paper ............   32%
Repurchase Agreement ...................   30%
Variable Rate Demand Notes .............   17%
Taxable Municipal Commercial Paper .....   10%
Floating Rate Notes ....................    7%
U.S. Government Agency Obligation ......    4%


                                [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                    BURNHAM U.S. GOVERNMENT MONEY MARKET FUND
                ASSET ALLOCATION BY MATURITY** (AS A % OF VALUE)

1-3 days ...............................  48%
4-30 days ..............................  28%
31-89 days .............................  15%
90-180 days ............................   9%

                                [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                    BURNHAM U.S. GOVERNMENT MONEY MARKET FUND
                  ASSET ALLOCATION BY TYPE** (AS A % OF VALUE)

U.S. Treasury Bills ....................   49%
Overnight Repurchase Agreement .........   48%
U.S. Treasury Notes ....................    3%

** DOES NOT INCLUDE COLLATERAL USED IN SECURITIES LENDING.

YIELD AND TOTAL RETURN*
--------------------------------------------------------------------------------

YIELD AND MATURITY --
BURNHAM MONEY MARKET FUND
------------------------------------------
 Daily yield                        1.43%
------------------------------------------
 7-day effective yield              1.46%
------------------------------------------
 30-day effective yield             1.38%
------------------------------------------
 Weighted average days to maturity     31

AVERAGE ANNUAL RETURN --
BURNHAM MONEY MARKET FUND
------------------------------------------
 One year                           0.57%
------------------------------------------
 Three years                        0.63%
------------------------------------------
 Five years                         2.15%
------------------------------------------
 Since inception                    2.43%

CUMULATIVE TOTAL RETURN --
BURNHAM MONEY MARKET FUND
------------------------------------------
 One year                           0.57%
------------------------------------------
 Three years                        1.91%
------------------------------------------
 Five years                        11.21%
------------------------------------------
 Since inception                   14.58%

YIELD AND MATURITY-- BURNHAM U.S.
GOVERNMENT MONEY MARKET FUND
------------------------------------------
 Daily yield                        1.10%
------------------------------------------
 7-day effective yield              1.38%
------------------------------------------
 30-day effective yield             1.35%
------------------------------------------
 Weighted average days to maturity     19

AVERAGE ANNUAL RETURN-- BURNHAM U.S.
GOVERNMENT MONEY MARKET FUND
------------------------------------------
 One year                           0.60%
------------------------------------------
 Three years                        0.66%
------------------------------------------
 Five years                         2.18%
------------------------------------------
 Since inception                    2.28%

CUMULATIVE TOTAL RETURN-- BURNHAM U.S.
GOVERNMENT MONEY MARKET FUND
------------------------------------------
 One year                           0.60%
------------------------------------------
 Three years                        2.01%
------------------------------------------
 Five years                        11.38%
------------------------------------------
 Since inception                   12.28%


                                [GRAPHIC OMITTED]
                                  BRACKET ART

The funds seek maximum current income that is consistent with maintaining liquidity and preserving capital.

PERFORMANCE OVER
--------------------------------------------------------------------------------
      THE PAST YEAR


                                [GRAPHIC OMITTED]
                                  UP ARROW ART

                                     +0.57%
                                  BURNHAM MONEY
                                  MARKET FUND

                                [GRAPHIC OMITTED]
                                  UP ARROW ART

                                     +0.60%
                                  BURNHAM U.S.
                                GOVERNMENT MONEY
                                   MARKET FUND


THE BURNHAM MONEY MARKET FUND The Fund provided investors with an acceptable yield when measured against peers.

THE BURNHAM U.S. GOVERNMENT MONEY MARKET FUND The Fund provided investors with an acceptable yield when measured against peers.

                                [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                 BURNHAM MONEY
                                  MARKET FUND

01/01/04          0.29%
01/02/04          0.29%
01/03/04          0.29%
01/04/04          0.29%
01/05/04          0.28%
01/06/04          0.28%
01/07/04          0.28%
01/08/04          0.29%
01/09/04          0.28%
01/10/04          0.28%
01/11/04          0.28%
01/12/04          0.28%
01/13/04          0.28%
01/14/04          0.29%
01/15/04          0.29%
01/16/04          0.29%
01/17/04          0.29%
01/18/04          0.29%
01/19/04          0.29%
01/20/04          0.29%
01/21/04          0.29%
01/22/04          0.29%
01/23/04          0.29%
01/24/04          0.29%
01/25/04          0.29%
01/26/04          0.29%
01/27/04          0.29%
01/28/04          0.29%
01/29/04          0.28%
01/30/04          0.28%
01/31/04          0.28%
02/01/04          0.28%
02/02/04          0.28%
02/03/04          0.28%
02/04/04          0.28%
02/05/04          0.28%
02/06/04          0.27%
02/07/04          0.27%
02/08/04          0.27%
02/09/04          0.26%
02/10/04          0.27%
02/11/04          0.27%
02/12/04          0.27%
02/13/04          0.27%
02/14/04          0.27%
02/15/04          0.27%
02/16/04          0.27%
02/17/04          0.27%
02/18/04          0.27%
02/19/04          0.27%
02/20/04          0.27%
02/21/04          0.26%
02/22/04          0.26%
02/23/04          0.26%
02/24/04          0.26%
02/25/04          0.26%
02/26/04          0.26%
02/27/04          0.26%
02/28/04          0.25%
02/29/04          0.25%
03/01/04          0.25%
03/02/04          0.28%
03/03/04          0.28%
03/04/04          0.28%
03/05/04          0.27%
03/06/04          0.27%
03/07/04          0.27%
03/08/04          0.27%
03/09/04          0.24%
03/10/04          0.24%
03/11/04          0.24%
03/12/04          0.24%
03/13/04          0.24%
03/14/04          0.24%
03/15/04          0.24%
03/16/04          0.24%
03/17/04          0.23%
03/18/04          0.23%
03/19/04          0.23%
03/20/04          0.23%
03/21/04          0.23%
03/22/04          0.23%
03/23/04          0.23%
03/24/04          0.23%
03/25/04          0.23%
03/26/04          0.23%
03/27/04          0.23%
03/28/04          0.23%
03/29/04          0.24%
03/30/04          0.24%
03/31/04          0.24%
04/01/04          0.25%
04/02/04          0.25%
04/03/04          0.25%
04/04/04          0.26%
04/05/04          0.26%
04/06/04          0.26%
04/07/04          0.26%
04/08/04          0.26%
04/09/04          0.26%
04/10/04          0.26%
04/11/04          0.27%
04/12/04          0.27%
04/13/04          0.27%
04/14/04          0.27%
04/15/04          0.26%
04/16/04          0.26%
04/17/04          0.26%
04/18/04          0.26%
04/19/04          0.26%
04/20/04          0.25%
04/21/04          0.25%
04/22/04          0.25%
04/23/04          0.25%
04/24/04          0.25%
04/25/04          0.25%
04/26/04          0.25%
04/27/04          0.25%
04/28/04          0.25%
04/29/04          0.24%
04/30/04          0.24%
05/01/04          0.24%
05/02/04          0.24%
05/03/04          0.24%
05/04/04          0.23%
05/05/04          0.23%
05/06/04          0.24%
05/07/04          0.24%
05/08/04          0.24%
05/09/04          0.24%
05/10/04          0.24%
05/11/04          0.24%
05/12/04          0.24%
05/13/04          0.23%
05/14/04          0.23%
05/15/04          0.23%
05/16/04          0.23%
05/17/04          0.23%
05/18/04          0.24%
05/19/04          0.25%
05/20/04          0.25%
05/21/04          0.26%
05/22/04          0.27%
05/23/04          0.27%
05/24/04          0.28%
05/25/04          0.28%
05/26/04          0.28%
05/27/04          0.28%
05/28/04          0.28%
05/29/04          0.28%
05/30/04          0.29%
05/31/04          0.29%
06/01/04          0.28%
06/02/04          0.28%
06/03/04          0.29%
06/04/04          0.29%
06/05/04          0.29%
06/06/04          0.29%
06/07/04          0.28%
06/08/04          0.29%
06/09/04          0.29%
06/10/04          0.28%
06/11/04          0.28%
06/12/04          0.29%
06/13/04          0.29%
06/14/04          0.29%
06/15/04          0.29%
06/16/04          0.29%
06/17/04          0.29%
06/18/04          0.30%
06/19/04          0.30%
06/20/04          0.30%
06/21/04          0.31%
06/22/04          0.31%
06/23/04          0.31%
06/24/04          0.31%
06/25/04          0.32%
06/26/04          0.32%
06/27/04          0.32%
06/28/04          0.33%
06/29/04          0.33%
06/30/04          0.34%
07/01/04          0.36%
07/02/04          0.37%
07/03/04          0.38%
07/04/04          0.4 %
07/05/04          0.41%
07/06/04          0.42%
07/07/04          0.43%
07/08/04          0.43%
07/09/04          0.44%
07/10/04          0.44%
07/11/04          0.44%
07/12/04          0.44%
07/13/04          0.44%
07/14/04          0.44%
07/15/04          0.44%
07/16/04          0.45%
07/17/04          0.45%
07/18/04          0.45%
07/19/04          0.46%
07/20/04          0.46%
07/21/04          0.46%
07/22/04          0.46%
07/23/04          0.47%
07/24/04          0.47%
07/25/04          0.47%
07/26/04          0.47%
07/27/04          0.47%
07/28/04          0.48%
07/29/04          0.48%
07/30/04          0.48%
07/31/04          0.49%
08/01/04          0.49%
08/02/04          0.49%
08/03/04          0.50%
08/04/04          0.50%
08/05/04          0.50%
08/06/04          0.51%
08/07/04          0.51%
08/08/04          0.51%
08/09/04          0.52%
08/10/04          0.53%
08/11/04          0.54%
08/12/04          0.55%
08/13/04          0.56%
08/14/04          0.57%
08/15/04          0.58%
08/16/04          0.60%
08/17/04          0.61%
08/18/04          0.62%
08/19/04          0.62%
08/20/04          0.63%
08/21/04          0.63%
08/22/04          0.64%
08/23/04          0.64%
08/24/04          0.65%
08/25/04          0.65%
08/26/04          0.66%
08/27/04          0.66%
08/28/04          0.66%
08/29/04          0.67%
08/30/04          0.67%
08/31/04          0.67%
09/01/04          0.67%
09/02/04          0.67%
09/03/04          0.68%
09/04/04          0.68%
09/05/04          0.68%
09/06/04          0.69%
09/07/04          0.69%
09/08/04          0.69%
09/09/04          0.70%
09/10/04          0.70%
09/11/04          0.71%
09/12/04          0.71%
09/13/04          0.71%
09/14/04          0.71%
09/15/04          0.72%
09/16/04          0.73%
09/17/04          0.74%
09/18/04          0.75%
09/19/04          0.75%
09/20/04          0.76%
09/21/04          0.78%
09/22/04          0.79%
09/23/04          0.80%
09/24/04          0.81%
09/25/04          0.82%
09/26/04          0.84%
09/27/04          0.85%
09/28/04          0.85%
09/29/04          0.85%
09/30/04          0.85%
10/01/04          0.85%
10/02/04          0.86%
10/03/04          0.86%
10/04/04          0.86%
10/05/04          0.86%
10/06/04          0.87%
10/07/04          0.87%
10/08/04          0.87%
10/09/04          0.87%
10/10/04          0.87%
10/11/04          0.88%
10/12/04          0.88%
10/13/04          0.88%
10/14/04          0.89%
10/15/04          0.89%
10/16/04          0.90%
10/17/04          0.91%
10/18/04          0.91%
10/19/04          0.91%
10/20/04          0.91%
10/21/04          0.91%
10/22/04          0.92%
10/23/04          0.92%
10/24/04          0.92%
10/25/04          0.92%
10/26/04          0.92%
10/27/04          0.93%
10/28/04          0.94%
10/29/04          0.95%
10/30/04          0.96%
10/31/04          0.97%
11/01/04          0.98%
11/02/04          0.98%
11/03/04          0.97%
11/04/04          0.97%
11/05/04          0.97%
11/06/04          0.97%
11/07/04          0.96%
11/08/04          0.97%
11/09/04          0.97%
11/10/04          0.99%
11/11/04          1.00%
11/12/04          1.02%
11/13/04          1.04%
11/14/04          1.05%
11/15/04          1.08%
11/16/04          1.11%
11/17/04          1.12%
11/18/04          1.14%
11/19/04          1.16%
11/20/04          1.18%
11/21/04          1.19%
11/22/04          1.20%
11/23/04          1.21%
11/24/04          1.22%
11/25/04          1.23%
11/26/04          1.23%
11/27/04          1.23%
11/28/04          1.24%
11/29/04          1.24%
11/30/04          1.25%
12/01/04          1.26%
12/02/04          1.27%
12/03/04          1.27%
12/04/04          1.28%
12/05/04          1.28%
12/06/04          1.28%
12/07/04          1.27%
12/08/04          1.27%
12/09/04          1.27%
12/10/04          1.27%
12/11/04          1.28%
12/12/04          1.28%
12/13/04          1.29%
12/14/04          1.30%
12/15/04          1.32%
12/16/04          1.34%
12/17/04          1.36%
12/18/04          1.37%
12/19/04          1.39%
12/20/04          1.41%
12/21/04          1.43%
12/22/04          1.43%
12/23/04          1.44%
12/24/04          1.45%
12/25/04          1.45%
12/26/04          1.46%
12/27/04          1.46%
12/28/04          1.47%
12/29/04          1.47%
12/30/04          1.46%
12/31/04          1.45%

                                [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                  BURNHAM U.S.
                                GOVERNMENT MONEY
                                   MARKET FUND

01/01/04           0.28%
01/02/04           0.27%
01/03/04           0.26%
01/04/04           0.25%
01/05/04           0.25%
01/06/04           0.25%
01/07/04           0.26%
01/08/04           0.28%
01/09/04           0.28%
01/10/04           0.27%
01/11/04           0.27%
01/12/04           0.27%
01/13/04           0.27%
01/14/04           0.27%
01/15/04           0.28%
01/16/04           0.28%
01/17/04           0.29%
01/18/04           0.29%
01/19/04           0.29%
01/20/04           0.30%
01/21/04           0.31%
01/22/04           0.31%
01/23/04           0.31%
01/24/04           0.31%
01/25/04           0.31%
01/26/04           0.31%
01/27/04           0.30%
01/28/04           0.30%
01/29/04           0.31%
01/30/04           0.31%
01/31/04           0.31%
02/01/04           0.31%
02/02/04           0.31%
02/03/04           0.31%
02/04/04           0.31%
02/05/04           0.30%
02/06/04           0.30%
02/07/04           0.30%
02/08/04           0.30%
02/09/04           0.30%
02/10/04           0.30%
02/11/04           0.30%
02/12/04           0.30%
02/13/04           0.30%
02/14/04           0.31%
02/15/04           0.31%
02/16/04           0.31%
02/17/04           0.32%
02/18/04           0.33%
02/19/04           0.33%
02/20/04           0.33%
02/21/04           0.32%
02/22/04           0.32%
02/23/04           0.32%
02/24/04           0.31%
02/25/04           0.31%
02/26/04           0.30%
02/27/04           0.31%
02/28/04           0.31%
02/29/04           0.31%
03/01/04           0.31%
03/02/04           0.31%
03/03/04           0.32%
03/04/04           0.32%
03/05/04           0.32%
03/06/04           0.32%
03/07/04           0.32%
03/08/04           0.32%
03/09/04           0.32%
03/10/04           0.32%
03/11/04           0.32%
03/12/04           0.32%
03/13/04           0.32%
03/14/04           0.32%
03/15/04           0.33%
03/16/04           0.33%
03/17/04           0.33%
03/18/04           0.33%
03/19/04           0.33%
03/20/04           0.33%
03/21/04           0.33%
03/22/04           0.32%
03/23/04           0.32%
03/24/04           0.32%
03/25/04           0.32%
03/26/04           0.32%
03/27/04           0.32%
03/28/04           0.32%
03/29/04           0.33%
03/30/04           0.33%
03/31/04           0.33%
04/01/04           0.33%
04/02/04           0.33%
04/03/04           0.33%
04/04/04           0.32%
04/05/04           0.32%
04/06/04           0.32%
04/07/04           0.33%
04/08/04           0.33%
04/09/04           0.33%
04/10/04           0.33%
04/11/04           0.34%
04/12/04           0.34%
04/13/04           0.34%
04/14/04           0.33%
04/15/04           0.34%
04/16/04           0.33%
04/17/04           0.33%
04/18/04           0.33%
04/19/04           0.33%
04/20/04           0.33%
04/21/04           0.32%
04/22/04           0.32%
04/23/04           0.32%
04/24/04           0.31%
04/25/04           0.31%
04/26/04           0.31%
04/27/04           0.32%
04/28/04           0.32%
04/29/04           0.33%
04/30/04           0.33%
05/01/04           0.33%
05/02/04           0.34%
05/03/04           0.33%
05/04/04           0.33%
05/05/04           0.32%
05/06/04           0.31%
05/07/04           0.31%
05/08/04           0.30%
05/09/04           0.30%
05/10/04           0.30%
05/11/04           0.29%
05/12/04           0.29%
05/13/04           0.28%
05/14/04           0.28%
05/15/04           0.28%
05/16/04           0.28%
05/17/04           0.29%
05/18/04           0.29%
05/19/04           0.30%
05/20/04           0.30%
05/21/04           0.31%
05/22/04           0.31%
05/23/04           0.31%
05/24/04           0.31%
05/25/04           0.31%
05/26/04           0.30%
05/27/04           0.31%
05/28/04           0.31%
05/29/04           0.32%
05/30/04           0.33%
05/31/04           0.32%
06/01/04           0.33%
06/02/04           0.33%
06/03/04           0.33%
06/04/04           0.32%
06/05/04           0.31%
06/06/04           0.31%
06/07/04           0.30%
06/08/04           0.30%
06/09/04           0.30%
06/10/04           0.29%
06/11/04           0.29%
06/12/04           0.29%
06/13/04           0.29%
06/14/04           0.29%
06/15/04           0.30%
06/16/04           0.31%
06/17/04           0.31%
06/18/04           0.31%
06/19/04           0.32%
06/20/04           0.32%
06/21/04           0.33%
06/22/04           0.32%
06/23/04           0.32%
06/24/04           0.32%
06/25/04           0.33%
06/26/04           0.33%
06/27/04           0.33%
06/28/04           0.34%
06/29/04           0.35%
06/30/04           0.37%
07/01/04           0.41%
07/02/04           0.44%
07/03/04           0.46%
07/04/04           0.49%
07/05/04           0.51%
07/06/04           0.52%
07/07/04           0.54%
07/08/04           0.53%
07/09/04           0.53%
07/10/04           0.53%
07/11/04           0.52%
07/12/04           0.53%
07/13/04           0.53%
07/14/04           0.53%
07/15/04           0.53%
07/16/04           0.53%
07/17/04           0.54%
07/18/04           0.54%
07/19/04           0.54%
07/20/04           0.55%
07/21/04           0.56%
07/22/04           0.56%
07/23/04           0.57%
07/24/04           0.57%
07/25/04           0.58%
07/26/04           0.59%
07/27/04           0.59%
07/28/04           0.59%
07/29/04           0.60%
07/30/04           0.60%
07/31/04           0.61%
08/01/04           0.61%
08/02/04           0.61%
08/03/04           0.61%
08/04/04           0.60%
08/05/04           0.60%
08/06/04           0.60%
08/07/04           0.60%
08/08/04           0.60%
08/09/04           0.61%
08/10/04           0.62%
08/11/04           0.64%
08/12/04           0.66%
08/13/04           0.67%
08/14/04           0.69%
08/15/04           0.70%
08/16/04           0.72%
08/17/04           0.73%
08/18/04           0.73%
08/19/04           0.73%
08/20/04           0.72%
08/21/04           0.71%
08/22/04           0.70%
08/23/04           0.69%
08/24/04           0.67%
08/25/04           0.67%
08/26/04           0.67%
08/27/04           0.68%
08/28/04           0.68%
08/29/04           0.68%
08/30/04           0.68%
08/31/04           0.69%
09/01/04           0.69%
09/02/04           0.69%
09/03/04           0.69%
09/04/04           0.69%
09/05/04           0.68%
09/06/04           0.68%
09/07/04           0.68%
09/08/04           0.68%
09/09/04           0.68%
09/10/04           0.68%
09/11/04           0.68%
09/12/04           0.68%
09/13/04           0.67%
09/14/04           0.66%
09/15/04           0.67%
09/16/04           0.66%
09/17/04           0.67%
09/18/04           0.67%
09/19/04           0.67%
09/20/04           0.69%
09/21/04           0.70%
09/22/04           0.72%
09/23/04           0.75%
09/24/04           0.76%
09/25/04           0.77%
09/26/04           0.78%
09/27/04           0.79%
09/28/04           0.79%
09/29/04           0.78%
09/30/04           0.78%
10/01/04           0.79%
10/02/04           0.80%
10/03/04           0.81%
10/04/04           0.83%
10/05/04           0.83%
10/06/04           0.84%
10/07/04           0.85%
10/08/04           0.86%
10/09/04           0.87%
10/10/04           0.88%
10/11/04           0.87%
10/12/04           0.89%
10/13/04           0.90%
10/14/04           0.90%
10/15/04           0.91%
10/16/04           0.92%
10/17/04           0.92%
10/18/04           0.93%
10/19/04           0.94%
10/20/04           0.94%
10/21/04           0.94%
10/22/04           0.94%
10/23/04           0.93%
10/24/04           0.93%
10/25/04           0.93%
10/26/04           0.93%
10/27/04           0.93%
10/28/04           0.93%
10/29/04           0.94%
10/30/04           0.96%
10/31/04           0.97%
11/01/04           0.98%
11/02/04           0.98%
11/03/04           0.98%
11/04/04           0.98%
11/05/04           0.97%
11/06/04           0.96%
11/07/04           0.95%
11/08/04           0.95%
11/09/04           0.95%
11/10/04           0.96%
11/11/04           0.97%
11/12/04           0.99%
11/13/04           1.01%
11/14/04           1.02%
11/15/04           1.05%
11/16/04           1.08%
11/17/04           1.10%
11/18/04           1.11%
11/19/04           1.12%
11/20/04           1.14%
11/21/04           1.15%
11/22/04           1.15%
11/23/04           1.15%
11/24/04           1.15%
11/25/04           1.16%
11/26/04           1.17%
11/27/04           1.19%
11/28/04           1.20%
11/29/04           1.21%
11/30/04           1.22%
12/01/04           1.23%
12/02/04           1.23%
12/03/04           1.24%
12/04/04           1.24%
12/05/04           1.24%
12/06/04           1.23%
12/07/04           1.22%
12/08/04           1.21%
12/09/04           1.22%
12/10/04           1.23%
12/11/04           1.24%
12/12/04           1.25%
12/13/04           1.27%
12/14/04           1.31%
12/15/04           1.34%
12/16/04           1.36%
12/17/04           1.38%
12/18/04           1.40%
12/19/04           1.42%
12/20/04           1.43%
12/21/04           1.44%
12/22/04           1.44%
12/23/04           1.44%
12/24/04           1.44%
12/25/04           1.45%
12/26/04           1.45%
12/27/04           1.46%
12/28/04           1.46%
12/29/04           1.44%
12/30/04           1.43%
12/31/04           1.37%



  IN THIS CHART, THE YIELD SHOWN ON A GIVEN DATE IS THE FUND'S 7-DAY YIELD AS OF THAT DATE. BECAUSE THESE FIGURES ARE CALCULATED USING THE SEC'S STANDARD FORMULA, THEY ARE USEFUL FOR COMPARING THIS FUND'S YIELD TO THOSE OF OTHER FUNDS, BUT THEY MAY BE SLIGHTLY DIFFERENT FROM THE ACTUAL YIELDS AN INVESTOR IN THE FUND WOULD HAVE EARNED.

* THE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

                                                           MONEY MARKET FUNDS 11

THE
FINANCIAL PAGES
---------------

ABOUT THE INFORMATION IN THIS SECTION
-------------------------------------

On these pages, you'll find some general background about Burnham Investors Trust (the "funds") as well as details about each fund.

The tables showing financial results are intended to give a picture of each fund's operations over the past year as well as a "snapshot" of its assets and liabilities as of the report date.

The text and notes in this section provide context and further detail. These are an integral part of the financial statements: a reader would not be able to gain an accurate understanding of the financial information without reading the text and notes.

ABOUT THE FUNDS
--------------------------------------------------------------------------------

BUSINESS STRUCTURE
The funds are part of Burnham Investors Trust, a Delaware statutory trust. The trust is registered with the U.S. Securities and Exchange Commission as an open-end investment company, commonly known as a mutual fund. Each fund is a diversified series of the trust, with the exception of Burnham Financial Industries Fund, which is non-diversified.

Except for Burnham Fund, the funds began operations after the creation of the trust on August 20, 1998. The Burnham Financial Industries Fund commenced operations on April 30, 2004. Burnham Fund was created in 1975 and was reorganized from a Maryland corporation to a series of the trust on April 30, 1999.

ADMINISTRATION
The following entities handle the funds' main activities:

  ADVISER/ADMINISTRATOR
  Burnham Asset Management Corporation
  1325 Avenue of the Americas
  New York, NY 10019

  MANAGES EACH FUND'S ASSETS, EITHER DIRECTLY OR BY CHOOSING A SUBADVISER, PROVIDES OFFICES AND PERSONNEL, AND SUPERVISES
  NON-INVESTMENT-RELATED OPERATIONS.

  DISTRIBUTOR
  Burnham Securities Incorporated
  1325 Avenue of the Americas
  New York, NY 10019

  UNDER THE FUNDS' (NON-MONEY MARKET FUNDS) 12B-1 PLANS, THE DISTRIBUTOR MUST USE ITS BEST EFFORTS TO SELL SHARES OF EACH FUND AND SHARE CLASS.

  TRANSFER AGENT
  PFPC INC.
  760 Moore Road
  King of Prussia, PA 19406

  HANDLES TRANSACTIONS IN FUND SHARES.

  CUSTODIAN
  PFPC Trust Co.
  8800 Tinicum Boulevard
  Philadelphia, PA 19153

  HOLDS AND SETTLES THE FUNDS' SECURITIES.

  LEGAL COUNSEL
  Wilmer Cutler Pickering Hale and Dorr LLP
  60 State Street
  Boston, MA 02109

  OVERSEES LEGAL AFFAIRS FOR THE TRUST.

SHARE CLASSES
The funds offer share classes, as follows:

("MONEY MARKET FUNDS")
--------------------------------------------------------------------------------
o ONE SHARE CLASS, WITHOUT REDEMPTION FEE
  BURNHAM MONEY MARKET FUND
  BURNHAM U.S. GOVERNMENT MONEY MARKET FUND
  (FORMERLY U.S. TREASURY MONEY MARKET FUND)

("NON-MONEY MARKET FUNDS")
--------------------------------------------------------------------------------
o TWO SHARE CLASSES, CLASS A HAVING A MAXIMUM FRONT-END SALES CHARGE OF 5.00% AND CLASS B HAVING A MAXIMUM CONTINGENT DEFERRED SALES CHARGE (CDSC) OF 5.00%:

  BURNHAM FINANCIAL SERVICES FUND*

o TWO SHARE CLASSES, CLASS A HAVING A MAXIMUM FRONT-END SALES CHARGE OF 5.00% AND CLASS C HAVING A MAXIMUM BACK END SALES CHARGE OF 1.00%:

  BURNHAM FINANCIAL INDUSTRIES FUND

o THREE SHARE CLASSES, CLASS A HAVING A MAXIMUM FRONT-END SALES CHARGE OF 5.00%, CLASS B HAVING A MAXIMUM CONTINGENT DEFERRED SALES CHARGE (CDSC) OF 5.00% AND CLASS C HAVING A MAXIMUM BACK END SALES CHARGE OF 1.00%:

  BURNHAM FUND*

The CDSC on Class B shares declines to zero after six years of owning the shares, and doesn't apply to shares acquired through reinvestment.

The CDSC on Class C shares declines to zero after the first year and doesn't apply to shares acquired through reinvestment.

Each fund keeps track of its share sales by share class. The trust may issue any number of shares of each fund and class.

*After June 30, 2004, Class B shares are no longer offered. After 8 years, the existing Class B shares will automatically convert to Class A shares.

DISTRIBUTIONS TO SHAREHOLDERS
Each fund distributes its net investment income and net realized capital gains to shareholders every year. The funds intend to qualify as regulated investment companies under the provisions of the Internal Revenue Code, allowing them to pay no federal income taxes.

Burnham Money Market Fund and Burnham U.S. Government Money Market Fund expect to declare income distributions daily and pay them monthly; Burnham Fund, Burnham Financial Services Fund and Burnham Financial Industries Fund expect to declare and pay income distributions once a year. Except for the money market funds, which are not designed to generate capital gains, each fund expects to declare and pay distributions from net realized capital gains once a year.

12  FINANCIAL PAGES

ACCOUNTING POLICIES
--------------------------------------------------------------------------------

The following are brief descriptions of the accounting policies the funds have used in preparing the financial statements in this report. These policies are consistent with generally accepted accounting principles for U.S. mutual funds.

VALUING SECURITIES
The funds use these methods to value portfolio securities:

   STOCKS and other equities are valued at the last quoted sales price as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) or the NASDAQ Official Closing Price ("NOCP") on the valuation date. Any equities that didn't trade that day are valued at the last available bid price.

   BONDS and other debt securities (except for short-term securities) are valued according to prices obtained from independent pricing services or from a principal market maker. These services rely either on the latest bid and asked prices or on a matrix system that assigns values based on a number of factors, such as security prices, yields, maturities, and ratings.

   MONEY MARKET INSTRUMENTS and other temporary cash investments are valued differently depending on the fund. The Burnham Money Market Fund and the Burnham U.S. Government Money Market Fund value them at amortized cost, which approximates fair value, by amortizing any discount or premium in a straight line from the present to the maturity date (the method most commonly used to value these types of securities). The remaining funds use this method for temporary cash investments whose maturity is less than 60 days. For temporary cash investments whose maturity is longer than 60 days, the remaining funds value them the same way bonds are valued.

   REPURCHASE AGREEMENTS, which each fund can use as long as the counterparties meet the trustees' credit standards, are recorded at cost. Any repurchase agreements must be fully collateralized by U.S. Government securities, which are held by a custodian bank until the agreements mature. These securities are monitored daily to ensure that their value (including interest) is at least 102% of the amount owed to a fund under the related repurchase agreement. In the event of counterparty default, a fund has the right to use the collateral to offset losses incurred. There is potential loss in the event a fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights.

   OPTIONS may be written by the non-money market funds to manage exposure to certain changes in markets. When a fund enters into a written call option, it records the amount received as an asset and also records an equivalent amount as a liability. The fund subsequently marks-to-market the liability, to reflect the option's current value. The potential risk to the funds is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments or if there is an illiquid secondary market for the contracts. When a call option expires or is offset, the fund records a gain or loss (separate from any unrealized gain or loss on the underlying security). When a counterparty exercises a call option that the fund wrote, the fund adds the proceeds from the delivery of the underlying security to the amount originally received and records the resulting gain or loss.

Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and for written options.

SHORT SALES
Short sales may be used by non-money market funds to manage risk to certain changes in the market. When a fund enters into a short sale, the fund records a liability for securities sold short and records an asset equal to the proceeds received. The amount of the liability is subsequently marked-to-market to reflect the market value of the securities sold short. The fund may also incur a dividend expense if a security that has been sold short declares a dividend. Until the fund replaces a borrowed security, it will maintain in a segregated account at all times cash, U.S. government securities, or other liquid securities in an amount which, when added to any amount deposited with a broker or custodian as collateral will at least equal the current market value of the security sold short. All short sales must be collateralized as required by law or agreement with the funds prime broker. The fund is exposed to market risk based on the amount, if any, that the market value of the securities sold short exceeds the proceeds received.

Short sales involve elements of market risk and exposure to loss in excess of the amounts reflected in the Statement of Assets and Liabilities. This risk is potentially unlimited, as a fund that sells a security short without hedging will be exposed to any market value increase. During the period only Burnham Financial Industries Fund engaged in short sales.

FAIR VALUE PRICING
Each fund (other than the money market funds) values the securities in its portfolio on the basis of market quotations and valuations provided by independent pricing services. If quotations are not readily available or if market quotations may be unreliable, a fund may value its securities by a method that the Trustees believe accurately reflects fair value. A fund that uses fair value to price securities may value those securities higher or lower than a fund that uses market quotations.

ACCOUNTING FOR PORTFOLIO TRANSACTIONS
The funds account for purchases and sales of portfolio securities as of each security's trade date. The funds determine realized gains and losses based on identified cost (the same basis used for federal income tax purposes). When the funds earn dividends, they record the income on the ex-dividend date, minus any foreign taxes. The funds record interest income as it accrues. Amortization of all premiums and discounts relating to fixed income securities are calculated using the effective yield method.

DISTRIBUTIONS AND TAXES
The funds record distributions on the ex-dividend date.

On occasion, a fund may make reclassifications among some of its capital accounts. This could have the effect of changing the nature of certain distributions that have already been made, which could have tax implications for shareholders. The fund would only make reclassifications consistent with federal tax regulations.

AFFILIATED PARTIES
Certain trustees and officers of the trust may also be trustees, officers and/or employees of the adviser, administrator, or distributor. The trust paid only trustees not currently affiliated with the trust. None of the trust's officers received any compensation from the trust.

EXPENSES
Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

                                                              FINANCIAL PAGES 13

USE OF MANAGEMENT ESTIMATES
Management has had to make certain estimates and assumptions in computing net asset value and preparing the financial statements, so the actual cash amounts received or paid for a fund's assets, liabilities, income, and other items may ultimately differ from what is shown here.

SECURITIES LENDING
The funds may lend securities to brokers, dealers, and other financial organizations to earn additional income. Each security loan is collateralized with segregated assets held with the custodian in an amount equal to or greater than the current market value of the loaned securities.

When a fund lends securities, there is a risk that the borrower may fail to return the securities. As a result, the fund may incur a loss or, in the event of a borrower's bankruptcy, may be delayed in, or prevented from, liquidating the collateral. The fund will bear the risk of loss with respect to the investment of cash collateral.

ABOUT THE FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

The financial statements for the funds appear on the following pages. These statements cover the funds' activities over the report period and show where each fund stood as of the last day of the period (in this case, December 31, 2004). The financials appear on a fund-by-fund basis, with the funds in the same order as in the performance discussions earlier in this report.

PORTFOLIO HOLDINGS
Each fund provides a complete listing of the investments in its portfolio, as those investments were on the report date. Holdings are grouped by type. For those funds that invest in stocks, we show each portfolio company according to the industry in which it is grouped. The groupings that we use are based on those used by Standard & Poor's, with minor modifications. The percentage numbers that appear by the category headings show the percentage of a fund's net assets represented by that category of security.

Because securities change in value and the funds buy and sell investments, each fund's holdings are likely to have been different earlier in the report period, and they are also likely to have changed since the report date. However, they do give an accurate picture of the fund at a particular moment in time.

STATEMENT OF ASSETS AND LIABILITIES
Each fund's Statement of Assets and Liabilities is its balance sheet, showing where the fund stood as of the report date. We present each fund's total assets and its total liabilities; the difference between the two is the fund's net assets.

STATEMENT OF OPERATIONS
The Statement of Operations shows what a fund earned over the course of the time period covered by the report, as well as what it spent. Each fund's Statement of Operations also totals the fund's gains and losses on investments, counting those gains and losses that the fund may have realized and those that remain unrealized (that is, losses or gains that were only "on paper" as of the end of the report period).

STATEMENT OF CHANGES IN NET ASSETS
Three major factors determine the size of a mutual fund's assets: the performance of its investments, how much money investors put in or take out, and amounts paid out in dividends. Each fund's Statement of Changes in Net Assets reflects all of these factors (along with other factors that affect asset size), showing the overall change in a fund's size from the beginning of the report period to the end.

FINANCIAL HIGHLIGHTS
These show, in summary form, each fund's performance for the past five years (or less, in the case of new funds). In semi-annual reports, there are also figures for the six-month report period. The information in the first part of each Financial Highlights table reflects financial results for a single fund share. For each fund, the total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund, assuming reinvestment of all dividends and distributions and excluding all sales charges. The Financial Highlights tables in these reports are substantially the same as those appearing in the current prospectus for these funds.

   RISKS NOT REFLECTED IN BALANCE SHEETS
   -----------------------------------------------------------------------------
   EXCEPT FOR THE MONEY MARKET FUNDS, THE FUNDS HAVE THE ABILITY TO USE VARIOUS TECHNIQUES AND SECURITIES THAT MAY AFFECT A FUND'S INVESTMENT RESULTS AND RISK PROFILE IN WAYS THAT ARE NOT REFLECTED ON ITS BALANCE SHEET. THESE INCLUDE WRITTEN, PURCHASED OPTIONS AND SHORT SALES. TO ACCURATELY ASSESS THE POTENTIAL IMPACT OF THESE INVESTMENTS ON THE FUND, IT'S NECESSARY TO CONSIDER NOT JUST THE FINANCIAL INSTRUMENTS THEMSELVES BUT ALL RELATED AND OFFSETTING POSITIONS THE FUND MAY HOLD.

14  FINANCIAL PAGES

BURNHAM FUND
--------------------------------------------------------------------------------
  PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2004
--------------------------------------------------------------------------------

                                                  NUMBER OF
                                                   SHARES           VALUE
--------------------------------------------------------------------------------

COMMON STOCKS  96.64%
(PERCENTAGE OF NET ASSETS)

CONSUMER DISCRETIONARY  9.98%
AUTO MANUFACTURERS - FOREIGN  1.33%
   Toyota Motor Corp. - Sponsored ADR               20,000    $    1,637,400
                                                              ---------------
HOTELS, RESORTS & CRUISE LINES  2.42%
   Royal Caribbean Cruises Ltd. 10                  30,000         1,633,200
 o Wynn Resorts, Ltd.                               20,000         1,338,400
                                                              ---------------
                                                                   2,971,600
                                                              ---------------
INTERNET RETAIL  2.36%
 o eBay Inc. 10                                     25,000         2,907,000
                                                              ---------------
MOVIES & ENTERTAINMENT  1.78%
   Viacom Inc., Class B                             60,000         2,183,400
                                                              ---------------
RESTAURANTS  2.09%
   McDonald's Corp.                                 80,000         2,564,800
                                                              ---------------
TOTAL CONSUMER DISCRETIONARY (COST: $9,006,324)                   12,264,200
                                                              ---------------
CONSUMER STAPLES  7.82%
HYPERMARKETS & SUPER CENTERS  2.15%
   Wal-Mart Stores, Inc.                            50,000         2,641,000
                                                              ---------------
SOFT DRINKS  3.18%
   PepsiCo, Inc.                                    75,000         3,915,000
                                                              ---------------
TOBACCO  2.49%
   Altria Group, Inc. 7                             50,000         3,055,000
                                                              ---------------
TOTAL CONSUMER STAPLES (COST: $8,326,715)                          9,611,000
                                                              ---------------
ENERGY  16.48%
OIL & GAS - EXPLORATION & PRODUCTION  2.98%
   Devon Energy Corp. 10                            40,000         1,556,800
   Pioneer Natural Resouces Co.                     60,000         2,106,000
                                                              ---------------
                                                                   3,662,800
                                                              ---------------
INTEGRATED OIL & GAS  8.15%
   BP p.l.c. - Sponsored ADR                        40,000         2,336,000
   Exxon Mobil Corp. 7                             150,000         7,689,000
                                                              ---------------
                                                                  10,025,000
                                                              ---------------

OIL & GAS REFINING/MARKETING & TRANSPORTATION  5.35%
   Kinder Morgan Management LLC                     61,590         2,506,713
   The Williams Companies, Inc.                    250,000         4,072,500
                                                              ---------------
                                                                   6,579,213
                                                              ---------------
TOTAL ENERGY (COST: $11,397,730)                                  20,267,013
                                                              ---------------
FINANCIAL SERVICES  32.24%
ASSET MANAGEMENT & CUSTODY BANKS  1.36%
   The Bank of New York Co., Inc.                   50,000         1,671,000
                                                              ---------------
BANKS - REGIONAL  1.85%
   North Fork Bancorp., Inc. 7                      78,855         2,274,967
                                                              ---------------

                                                  NUMBER OF
                                                   SHARES           VALUE
--------------------------------------------------------------------------------

CONSUMER FINANCE  0.92%
   MBNA Corp.                                       40,000    $    1,127,600
                                                              ---------------
INSURANCE  8.17%
   American International Group, Inc. 7             40,000         2,626,800
 o Berkshire Hathaway Inc., Class B 10               1,000         2,936,000
   MetLife, Inc.                                    70,000         2,835,700
   Prudential Financial, Inc. 7                     30,000         1,648,800
                                                              ---------------
                                                                  10,047,300
                                                              ---------------
INVESTMENT BANKING & BROKERAGE  1.69%
   The Goldman Sachs Group, Inc.                    20,000         2,080,800
                                                              ---------------
MORTGAGE BANKING  0.52%
   Fieldstone Investment Corp. c,d,13               37,500           646,875
                                                              ---------------
OTHER DIVERSIFIED FINANCIAL SERVICES  10.70%
   American Express Co. 7,10                        100,000        5,637,000
   Citigroup Inc.                                   75,000         3,613,500
   JPMorgan Chase & Co.                            100,000         3,901,000
                                                              ---------------
                                                                  13,151,500
                                                              ---------------
REAL ESTATE INVESTMENT TRUSTS  3.01%
   Archstone-Smith Trust                            40,000         1,532,000
   New Plan Excel Realty Trust                      80,000         2,166,400
                                                              ---------------
                                                                   3,698,400
                                                              ---------------
SAVINGS & LOAN COMPANIES - REGIONAL  4.02%
   Hudson City Bancorp, Inc.                        30,000         1,104,600
   Sovereign Bancorp, Inc. 7                       170,000         3,833,500
                                                              ---------------
                                                                   4,938,100
                                                              ---------------
TOTAL FINANCIAL SERVICES (COST: $30,478,480)                      39,636,542
                                                              ---------------
HEALTH CARE  8.56%

BIOTECHNOLOGY  1.04%
 o Amgen, Inc.                                      20,000         1,283,000
                                                              ---------------
HEALTH CARE - EQUIPMENT  2.81%
 o Boston Scientific Corp. 7                        50,000         1,777,500
 o Hospira, Inc.                                    50,000         1,675,000
                                                              ---------------
                                                                   3,452,500
                                                              ---------------
PHARMACEUTICALS  4.71%
   Johnson & Johnson                                30,000         1,902,600
   Pfizer Inc. 7                                    70,000         1,882,300
   Sanofi-Aventis - ADR                             50,000         2,002,500
                                                              ---------------
                                                                   5,787,400
                                                              ---------------
TOTAL HEALTH CARE (COST: $8,585,142)                              10,522,900
                                                              ---------------

INDUSTRIALS  4.44%
INDUSTRIAL CONGLOMERATES  2.97%
   General Electric Co.                            100,000         3,650,000
                                                              ---------------
RAILROADS  1.47%
   Norfolk Southern Corp. 7                         50,000         1,809,500
                                                              ---------------
TOTAL INDUSTRIALS (COST: $3,929,934)                               5,459,500
                                                              ---------------


SEE NOTES TO FINANCIAL STATEMENTS                               BURNHAM FUND  15

BURNHAM FUND CONTINUED
--------------------------------------------------------------------------------
  PORTFOLIO HOLDINGS (CONTINUED) AS OF DECEMBER 31, 2004
--------------------------------------------------------------------------------

                                                  NUMBER OF
                                                   SHARES           VALUE
--------------------------------------------------------------------------------

COMMON STOCKS  CONTINUED

INFORMATION TECHNOLOGY  12.72%
COMMUNICATIONS EQUIPMENT  1.18%
 o Cisco Systems, Inc.                              75,000    $    1,447,500
                                                              ---------------

COMPUTER - HARDWARE  4.92%
 o Dell, Inc. 7                                     50,000         2,107,000
   International Business Machines
   Corp.                                            40,000         3,943,200
                                                              ---------------
                                                                   6,050,200
                                                              ---------------

DATA PROCESSING & OUTSOURCED SERVICES 1.73%
   First Data Corp.                                 50,000         2,127,000
                                                              ---------------

INTERNET SOFTWARE & SERVICES  1.23%
 o Yahoo!, Inc. 10                                  40,000         1,507,200
                                                              ---------------

SEMICONDUCTORS  0.95%
   Intel Corp. 7                                    50,000         1,169,500
                                                              ---------------

SYSTEMS SOFTWARE  2.71%
   Microsoft Corp.                                 125,000         3,338,750
                                                              ---------------

TOTAL INFORMATION TECHNOLOGY (COST: $13,308,294)                  15,640,150
                                                              ---------------

MATERIALS  1.20%
CHEMICALS (DIVERSIFIED)  1.20%
   Du Pont (E.I.) de Nemours                        30,000         1,471,500
                                                              ---------------

TOTAL MATERIALS (COST: $1,265,100)                                 1,471,500
                                                              ---------------

TELECOMMUNICATIONS SERVICES  0.82%
INTEGRATED TELECOMMUNICATIONS SERVICES  0.82%
   Verizon Communications Inc.                      25,000         1,012,750
                                                              ---------------

TOTAL TELECOMMUNICATIONS SERVICES (COST: $988,250)                 1,012,750
                                                              ---------------

UTILITIES  2.38%
GAS UTILITIES  1.27%
   Southern Union Co.                               65,000         1,558,700
                                                              ---------------

MULTI-UTILITIES  1.11%
 o AES Corp. 7                                     100,000         1,367,000
                                                              ---------------

TOTAL UTILITIES (COST: $2,231,408)                                 2,925,700
                                                              ---------------

TOTAL COMMON STOCKS (COST: $89,517,377)                          118,811,255
                                                              ---------------

                                                    FACE
                                                    VALUE           VALUE
--------------------------------------------------------------------------------

SHORT-TERM INSTRUMENTS  13.49% b

CERTIFICATE OF DEPOSIT  6.63%
   Canadian Imperial Bank, Yankee a
   1.72% 5/25/05                               $ 1,739,690    $    1,739,690
   Credit Suisse First Boston (NY) a
   2.36% 1/24/05                                 3,707,083         3,707,083
   Skandinaviska Enskilda Bankena a
   2.35% 1/28/05                                 2,702,756         2,702,756
                                                              ---------------

TOTAL CERTIFICATE OF DEPOSIT (COST: $8,149,529)                    8,149,529
                                                              ---------------

DISCOUNTED COMMERCIAL PAPER  4.19%
   American Express Co.
   1.50% 1/03/05                                 1,200,000         1,199,900
   Citigroup Inc. a
   2.30% 1/10/05                                 1,452,374         1,452,374
   Lasalle Bank Corp.
   2.20% 1/03/05                                 2,500,000         2,499,695
                                                              ---------------
TOTAL DISCOUNTED COMMERCIAL PAPER
(COST: $5,151,969)                                                 5,151,969
                                                              ---------------
FLOATING RATE NOTE  2.12%
   The Goldman Sachs Group, Inc. a
   2.33% 7/29/05                                 2,608,385         2,608,385
                                                              ---------------
TOTAL FLOATING RATE NOTE (COST: $2,608,385)                        2,608,385
                                                              ---------------
TIME DEPOSIT  0.55%
   Bank of America a
   1.50% 1/03/05                                   671,832           671,832
                                                              ---------------
TOTAL TIME DEPOSIT (COST: $671,832)                                  671,832
                                                              ---------------
TOTAL SHORT-TERM INSTRUMENTS
 (COST: $16,581,715)                                              16,581,715
                                                              ---------------

--------------------------------------------------------------------------------
TOTAL INVESTMENTS  110.13%
(COST $106,099,092)                                           $  135,392,970

CALL OPTIONS WRITTEN  (0.75)%
(PREMIUMS RECEIVED $404,859)                                        (926,675)

LIABILITIES, LESS CASH AND OTHER ASSETS  (9.38)%                 (11,533,716)
                                                              ---------------

NET ASSETS  100.00%                                           $  122,932,579
                                                              ===============
--------------------------------------------------------------------------------


16 BURNHAM FUND                                SEE NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
  PORTFOLIO HOLDINGS (CONTINUED) AS OF DECEMBER 31, 2004
--------------------------------------------------------------------------------

                                                  NUMBER OF
                                                  CONTRACTS           VALUE
--------------------------------------------------------------------------------

CALL OPTIONS WRITTEN  (0.75)%
   AES Corp. Call
     @ 10 due Jan 05                                   285    $      (99,750)
                                                              ---------------

   Altria Group, Inc. Call
     @ 65 due Jun 05                                   200           (48,000)
                                                              ---------------

   American Express Co. Call
     @ 55 due Jan 05                                   100           (19,500)
                                                              ---------------

   American International Group, Inc. Calls
     @ 55 due Jan 05                                   100          (107,000)
     @ 60 due Jan 05                                   200          (114,000)
                                                              ---------------
                                                                    (221,000)
                                                              ---------------

   Boston Scientific Corp. Call
     @ 42.5 due Jan 05                                 200            (1,000)
                                                              ---------------
   Dell, Inc. Call
     @ 37.5 due Jan 05                                 100           (49,000)
                                                              ---------------
   Exxon Mobil Corp. Call
     @ 47.5 due Jan 05                                 200           (76,000)
                                                              ---------------
   Intel Corp. Call
     @ 25 due Jul 05                                   500           (65,000)
                                                              ---------------
   Norfolk Southern Corp. Call
     @ 30 due Jan 05                                   200          (130,000)
                                                              ---------------
   North Fork Bancorp., Inc. Call
     @ 45 due Jan 05                                   250           (43,175)
                                                              ---------------
   Pfizer Inc. Call
     @ 35 due Jan 05                                   250            (1,250)
                                                              ---------------
   Prudential Financial, Inc. Call
     @ 55 due Jun 05                                   300          (108,000)
                                                              ---------------
   Sovereign Bancorp, Inc. Call
     @ 22.5 due Jul 05                                 500           (65,000)
                                                              ---------------
TOTAL CALL OPTIONS WRITTEN
(PREMIUMS RECEIVED: $404,859)                                 $     (926,675)
                                                              ===============


--------------------------------------------------------------------------------
   FEDERAL INCOME TAX BASIS OF INVESTMENT SECURITIES
   -----------------------------------------------------------------------------

   THE TAX COST OF THE FUND AT DECEMBER 31, 2004, BASED ON SECURITIES OWNED, WAS $106,756,559. THE UNREALIZED GROSS APPRECIATION/(DEPRECIATION) FOR ALL SECURITIES IN THE FUND FOR THE PERIOD WAS $28,887,747 AND $(251,336) RESPECTIVELY.
--------------------------------------------------------------------------------

O   INDICATES SECURITIES THAT DO NOT PRODUCE INCOME.
a THIS SECURITY IS THE ACTUAL INVESTMENT OF CASH COLLATERAL RECEIVED IN SECURITY LENDING.
b THE 13.49% IS INCLUSIVE OF ALL SHORT-TERM INSTRUMENTS, INCLUDING THE COLLATERAL USED IN SECURITY LENDING. NOT INCLUDING THE COLLATERAL, THE PERCENTAGE WOULD BE 3.01%.
c SECURITY IS EXEMPT FROM REGISTRATION PURSUANT TO RULE 144A UNDER THE SECURITIES ACT OF 1933, AS AMENDED.
d INDICATES A FAIR VALUED SECURITY. TOTAL MARKET VALUE FOR FAIR VALUED SECURITIES IS $646,875, REPRESENTING 0.52% OF NET ASSETS.
ADR - AMERICAN DEPOSITORY RECEIPT.

SEE NOTES TO FINANCIAL STATEMENTS                               BURNHAM FUND  17

BURNHAM FINANCIAL SERVICES FUND
--------------------------------------------------------------------------------
  PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2004
--------------------------------------------------------------------------------

                                                  NUMBER OF
                                                   SHARES           VALUE
--------------------------------------------------------------------------------

COMMON STOCKS  96.84%
(PERCENTAGE OF NET ASSETS)

BANKS  32.85%
ASSET MANAGEMENT & CUSTODY BANKS  3.15%
   Mellon Financial Corp. 7                         75,000    $    2,333,250
   The Bank of New York Co., Inc. 7                145,000         4,845,900
                                                              ---------------
                                                                   7,179,150
                                                              ---------------

BANKS - REGIONAL  28.13%
   Alliance Financial Corp.                         51,000         1,555,500
   Bancorp Rhode Island, Inc.                      100,600         3,973,700
 o Bancshares of Florida Inc.                      204,500         3,294,495
   Banknorth Group, Inc.                           117,000         4,282,200
   Bridge Street Financial, Inc. 12                140,000         2,618,000
   Capital Bank Corp.                               20,000           367,200
 o Cardinal Financial Corp.                        201,300         2,244,495
 o Centennial Bank Holdings, Inc. d,13             750,000         7,875,000
 o Connecticut Bank & Trust Co. d                  129,700         2,347,570
 o First State Financial Corp., Class F 10          31,100           404,922
 o Greenville First Bancshares, Inc.                69,200         1,356,320
   Interchange Financial Services Corp.             73,000         1,892,160
   North Fork Bancorp., Inc. 7                     390,146        11,255,712
 o SNB Bancshares, Inc.                            465,500         6,875,435
   Sterling Bancorp                                 78,000         2,203,500
   SunTrust Banks, Inc. 7                           50,000         3,694,000
   U.S.B. Holding Co., Inc.                        312,585         7,783,367
                                                              ---------------
                                                                  64,023,576
                                                              ---------------
DIVERSIFIED BANKS  1.57%
   Bank of America Corp. 7                          50,000         2,349,500
   Comerica Inc. 7                                  20,000         1,220,400
                                                              ---------------
                                                                   3,569,900
                                                              ---------------
TOTAL BANKS (COST: $61,563,040)                                   74,772,626
                                                              ---------------
DIVERSIFIED FINANCIALS  23.38%
CONSUMER FINANCE  3.06%
   MBNA Corp. 7                                    115,000         3,241,850
 o Providian Financial Corp. 7                     226,500         3,730,455
                                                              ---------------
                                                                   6,972,305
                                                              ---------------
INSURANCE-PROPERTY & CASUALTY  3.68%
   Radian Group Inc. 7                              75,000         3,993,000
   The PMI Group, Inc. 7                           105,000         4,383,750
                                                              ---------------
                                                                   8,376,750
                                                              ---------------
INVESTMENT BANKING & BROKERAGE  7.89%
 o Ameritrade Holding Corp. 7                      300,000         4,266,000
 o E*TRADE Financial Corp. 7                       150,000         2,242,500
   Lehman Brothers Holdings, Inc. 7                 20,000         1,749,600
   Merrill Lynch & Co., Inc. 7                      30,000         1,793,100
   Morgan Stanley 7                                 30,000         1,665,600
   The Goldman Sachs Group, Inc. 7                  60,000         6,242,400
                                                              ---------------
                                                                  17,959,200
                                                              ---------------
INVESTMENT MANAGEMENT  0.40%
   Ares Capital Corp.                               47,500           922,925
                                                              ---------------


                                                  NUMBER OF
                                                   SHARES           VALUE
--------------------------------------------------------------------------------

MORTGAGE BANKING  3.13%
   Fieldstone Investment Corp. c,d,13              412,500    $    7,115,625
                                                              ---------------
OTHER DIVERSIFIED FINANCIAL SERVICES  5.11%
   Citigroup Inc. 7                                120,000         5,781,600
   JPMorgan Chase & Co. 7                          150,000         5,851,500
                                                              ---------------
                                                                  11,633,100
                                                              ---------------

UNREGISTERED INVESTMENT COMPANY  0.11%
 o Peregrine Holdings Ltd. d,12,13                 250,000           247,980
                                                              ---------------

TOTAL DIVERSIFIED FINANCIALS (COST: $47,795,707)                  53,227,885
                                                              ---------------

SAVINGS AND LOAN COMPANIES  40.61%
SAVINGS AND LOAN COMPANIES --
REGIONAL  40.61%
   ASB Holding Co. 10                               66,800         1,155,640
   Astoria Financial Corp. 7,10                     70,900         2,833,873
   BankAtlantic Bancorp, Inc., Class A              60,000         1,194,000
   Central Bancorp, Inc. 12                        113,100         3,167,931
   Charter Financial Corp.                         131,000         5,746,970
   Citizens South Banking Corp., Inc.              317,900         4,533,254
   Dime Community Bancshares, Inc.                 532,100         9,529,911
   Federal Trust Corp.                              52,750           538,050
   Fidelity Bankshares, Inc.                        53,300         2,279,108
   Hudson City Bancorp, Inc. 7                     231,600         8,527,512
   Independence Community Bank
   Corp. 7                                          60,000         2,554,800
   KNBT Bancorp, Inc.                               70,000         1,183,000
   MAF Bancorp, Inc. 7                             100,000         4,482,000
   Northwest Bancorp, Inc.                          83,091         2,084,753
   People's Bank                                   255,000         9,916,950
   Provident Bancorp, Inc.                         200,000         2,638,000
   Provident Financial Holdings, Inc.              115,400         3,329,290
   Sound Federal Bancorp, Inc.                     225,200         3,659,500
   Sovereign Bancorp, Inc. 7,10                    375,000         8,456,250
   Waypoint Financial Corp. 10                     195,400         5,539,590
   Webster Financial Corp. 7                       120,000         6,076,800
   Westfield Financial, Inc.                        50,900         1,314,238
   Willow Grove Bancorp, Inc.                       89,900         1,703,605
                                                              ---------------
                                                                  92,445,025
                                                              ---------------

TOTAL SAVINGS AND LOAN COMPANIES
(COST: $82,327,163)                                               92,445,025
                                                              ---------------
TOTAL COMMON STOCKS (COST: $191,685,910)                         220,445,536
                                                              ---------------


18  FINANCIAL SERVICES FUND                    SEE NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
  PORTFOLIO HOLDINGS (CONTINUED) AS OF DECEMBER 31, 2004
--------------------------------------------------------------------------------

                                                    FACE
                                                    VALUE            VALUE
--------------------------------------------------------------------------------

SHORT-TERM INSTRUMENTS  8.16% b

DISCOUNTED COMMERCIAL PAPER  4.57%
American Express Credit Corp.
   1.50% 1/03/05                              $ 10,400,000    $   10,399,133
                                                              ---------------

TOTAL DISCOUNTED COMMERCIAL PAPER
 (COST: $10,399,133)                                              10,399,133
                                                              ---------------
TIME DEPOSIT  0.09%
   Bank of America Corp. a
   1.50% 1/05/05                                   213,073           213,073
                                                              ---------------

TOTAL TIME DEPOSIT (COST: $213,073)                                  213,073
                                                              ---------------

INSTITUTIONAL MONEY MARKET TRUST  1.83%
   BlackRock Institutional Money
   Market Trust a                                4,153,711         4,153,711
                                                              ---------------

TOTAL INSTITUTIONAL MONEY MARKET TRUST
(COST: $4,153,711)                                                 4,153,711
                                                              ---------------

FLOATING RATE NOTE  0.24%
   Natexis Banques a
   2.30% 1/19/05                                   217,095           217,095
   The Goldman Sachs Group, Inc. a
   2.33% 7/29/05                                   333,981           333,981
                                                              ---------------

TOTAL FLOATING RATE NOTE (COST: $551,076)                            551,076
                                                              ---------------

MASTER NOTE  1.43%
   Merrill Lynch & Co., Inc. a
   2.38% 1/05/05                                 3,252,975         3,252,975
                                                              ---------------

TOTAL MASTER NOTE (COST: $3,252,975)                               3,252,975
                                                              ---------------

TOTAL SHORT-TERM INSTRUMENTS
 (COST: $18,569,968)                                              18,569,968
                                                              ---------------


--------------------------------------------------------------------------------

 TOTAL INVESTMENTS  105.00%
 (COST $210,255,878)                                          $  239,015,504

 CALL OPTIONS WRITTEN  (1.16)%
 (PREMIUMS RECEIVED $2,624,844)                                   (2,637,516)

 LIABILITIES, LESS CASH AND OTHER ASSETS  (3.84)%                 (8,737,321)
                                                              ---------------

 NET ASSETS  100.00%                                          $  227,640,667
                                                              ===============
--------------------------------------------------------------------------------


                                                  NUMBER OF
                                                  CONTRACTS         VALUE
--------------------------------------------------------------------------------

CALL OPTIONS WRITTEN  (1.16)%

   Ameritrade Holding Corp. Calls
     @ 17.5 due Jan 05                               1,000    $      (10,000)
     @ 15 due May 05                                 1,000          (100,000)
     @ 17.5 due Jan 06 LEAPS*                        1,000          (110,000)
                                                              ---------------
                                                                    (220,000)
                                                              ---------------

   Astoria Financial Corp. Calls
     @ 35 due Jan 05                                   109           (53,410)
     @ 40 due Jan 05                                   250           (15,000)
     @ 40 due Apr 05                                   150           (22,500)
                                                              ---------------
                                                                     (90,910)
                                                              ---------------

   Bank of America Corp. Call
     @ 47.5 due Feb 05                                 500           (45,000)
                                                              ---------------

   Citigroup Inc. Calls
     @ 50 due Jan 05                                   500           (10,000)
     @ 60 due Jan 05                                   700            (3,500)
                                                              ---------------
                                                                     (13,500)
                                                              ---------------

   Comerica Inc. Call
     @ 65 due Apr 05                                   200           (13,000)
                                                              ---------------

   E*TRADE Financial Corp. Calls
     @ 15 due Jan 05                                   750           (30,000)
     @ 17.5 due Jan 05                                 250            (1,250)
     @ 20 due Jan 05                                   500            (2,500)
                                                              ---------------
                                                                     (33,750)
                                                              ---------------

   Hudson City Bancorp, Inc. Calls
     @ 35 due Jan 05                                   300           (54,000)
     @ 40 due Jan 05                                   300            (7,500)
     @ 40 due Jul 05                                   300           (27,000)
                                                              ---------------
                                                                     (88,500)
                                                              ---------------

   Independence Community Bank Corp. Call
     @ 45 due Jun 05                                   200           (11,000)
                                                              ---------------

   JPMorgan Chase & Co. Calls
     @ 40 due Mar 05                                   750           (56,250)
     @ 42.5 due Jun 05                                 750           (41,250)
                                                              ---------------
                                                                     (97,500)
                                                              ---------------

   Lehman Brothers Holdings, Inc. Call
     @ 95 due Jul 05                                   200           (44,000)
                                                              ---------------

   MAF Bancorp, Inc. Call
     @ 45 due Feb 05                                   300           (27,000)
                                                              ---------------

   MBNA Corp. Calls
     @ 30 due Jan 05                                   750            (3,750)
     @ 27.5 due Mar 05                                 400           (66,000)
                                                              ---------------
                                                                     (69,750)
                                                              ---------------


SEE NOTES TO FINANCIAL STATEMENTS                    FINANCIAL SERVICES FUND  19

BURNHAM FINANCIAL SERVICES FUND CONTINUED
--------------------------------------------------------------------------------
  PORTFOLIO HOLDINGS (CONTINUED) AS OF DECEMBER 31, 2004
--------------------------------------------------------------------------------

                                                  NUMBER OF
                                                  CONTRACTS         VALUE
--------------------------------------------------------------------------------

CALL OPTIONS WRITTEN  CONTINUED

   Mellon Financial Corp. Calls
     @ 30 due Jan 05                                   250    $      (32,500)
     @ 40 due Jan 05                                   500            (2,500)
                                                              ---------------
                                                                     (35,000)
                                                              ---------------

   Merrill Lynch & Co., Inc. Calls
     @ 65 due Jul 05                                   150           (23,250)
     @ 70 due Jul 05                                   150            (7,500)
                                                              ---------------
                                                                     (30,750)
                                                              ---------------

   Morgan Stanley Calls
     @ 60 due Jul 05                                   150           (27,000)
     @ 65 due Jul 05                                   150           (11,250)
                                                              ---------------
                                                                     (38,250)
                                                              ---------------

   North Fork Bancorp., Inc. Calls
     @ 40 due Jan 05                                   297          (247,134)
     @ 50 due Apr 05                                   450           (10,597)
     @ 30 due May 05                                   200           (15,000)
                                                              ---------------
                                                                    (272,731)
                                                              ---------------

   Providian Financial Corp. Calls
     @ 12.5 due Jan 05                                 790          (308,100)
     @ 15 due Jan 05                                   500           (82,500)
     @ 17.5 due Jan 05                                 975            (9,750)
                                                              ---------------
                                                                    (400,350)
                                                              ---------------

   Radian Group Inc. Call
     @ 60 due Jan 05                                   750            (3,750)
                                                              ---------------

   Sovereign Bancorp, Inc. Calls
     @ 22.5 due Jan 05                                 200            (8,000)
     @ 25 due Jan 05                                 1,000            (5,000)
     @ 30 due Jan 05                                   320            (1,600)
     @ 22.5 due Jan 06 LEAPS*                          435           (89,175)
                                                              ---------------
                                                                    (103,775)
                                                              ---------------

   SunTrust Banks, Inc. Calls
     @ 70 due Jan 05                                   250          (105,000)
     @ 75 due Apr 05                                   250           (43,750)
                                                              ---------------
                                                                    (148,750)
                                                              ---------------

   The Bank of New York Co., Inc. Calls
     @ 30 due Jan 05                                   300           (99,000)
     @ 32.5 due Jan 05                                 250           (30,000)
     @ 35 due Jan 05                                   250            (1,250)
     @ 40 due Jan 05                                   250              (750)
     @ 32.5 due Apr 05                                 400           (72,000)
                                                              ---------------
                                                                    (203,000)
                                                              ---------------

                                                  NUMBER OF
                                                  CONTRACTS         VALUE
--------------------------------------------------------------------------------

   The Goldman Sachs Group, Inc. Calls
     @ 95 due Apr 05                                   250    $     (262,500)
     @ 100 due Apr 05                                  250          (192,500)
     @ 115 due Jul 05                                  100           (19,000)
                                                              ---------------
                                                                    (474,000)
                                                              ---------------

   The PMI Group, Inc. Calls
     @ 40 due Jan 05                                   600          (117,000)
     @ 45 due Jan 05                                   250            (1,250)
     @ 45 due Mar 05                                   200           (12,000)
                                                              ---------------
                                                                    (130,250)
                                                              ---------------

   Webster Financial Corp. Call
     @ 50 due Apr 05                                   200           (43,000)
                                                              ---------------

TOTAL CALL OPTIONS WRITTEN
 (PREMIUMS RECEIVED: $2,624,844)                              $   (2,637,516)
                                                              ===============

--------------------------------------------------------------------------------
   FEDERAL INCOME TAX BASIS OF INVESTMENT SECURITIES
   -----------------------------------------------------------------------------
   THE TAX COST OF THE FUND AT DECEMBER 31, 2004, BASED ON SECURITIES OWNED, WAS $210,818,490. THE UNREALIZED GROSS APPRECIATION/(DEPRECIATION) FOR ALL SECURITIES IN THE FUND FOR THE PERIOD WAS $28,994,028 AND $(797,014), RESPECTIVELY.
--------------------------------------------------------------------------------

o   INDICATES SECURITIES THAT DO NOT PRODUCE INCOME.
a   THIS SECURITY IS THE INVESTMENT OF CASH COLLATERAL RECEIVED IN SECURITY
    LENDING.
b THE 8.16% IS INCLUSIVE OF ALL SHORT-TERM INSTRUMENTS, INCLUDING THE COLLATERAL USED IN SECURITIES LENDING. NOT INCLUDING THE COLLATERAL, THE PERCENTAGE WOULD BE 4.57%.
c SECURITY IS EXEMPT FROM REGISTRATION PURSUANT TO RULE 144A UNDER THE SECURITIES ACT OF 1933, AS AMENDED.
d INDICATES A FAIR VALUED SECURITY. TOTAL MARKET VALUE FOR FAIR VALUED SECURITIES IS $17,586,175, REPRESENTING 7.73% OF NET ASSETS.
* LONG-TERM EQUITY ANTICIPATION SECURITIES ARE LONG-TERM OPTION CONTRACTS THAT CAN BE MAINTAINED FOR A PERIOD OF UP TO THREE YEARS.

20  FINANCIAL SERVICES FUND                    SEE NOTES TO FINANCIAL STATEMENTS

BURNHAM FINANCIAL INDUSTRIES FUND
--------------------------------------------------------------------------------
  PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2004
--------------------------------------------------------------------------------

                                                  NUMBER OF
                                                   SHARES           VALUE
--------------------------------------------------------------------------------

COMMON STOCKS  99.16%
(PERCENTAGE OF NET ASSETS)

BANKS  30.14%
ASSET MANAGEMENT & CUSTODY BANKS  9.02%
   Mellon Financial Corp. 7                         10,000    $      311,100
   Northern Trust Corp. 7                           20,000           971,600
   The Bank of New York Co., Inc. 7                 25,000           835,500
                                                              ---------------
                                                                   2,118,200
                                                              ---------------

BANKS - REGIONAL  14.93%
   Banknorth Group, Inc.                            38,500         1,409,100
   FirstMerit Corp. 7                               12,500           356,125
   North Fork Bancorp., Inc. 7                      47,500         1,370,375
   SunTrust Banks, Inc. 7                            5,000           369,400
                                                              ---------------
                                                                   3,505,000
                                                              ---------------

DIVERSIFIED BANKS  6.19%
   Bank of America Corp. 7                          10,000           469,900
   Comerica Inc. 7                                  10,000           610,200
   Huntington Bancshares, Inc. 7                    15,000           371,700
                                                              ---------------
                                                                   1,451,800
                                                              ---------------
TOTAL BANKS (COST: $6,640,217)                                     7,075,000
                                                              ---------------

DIVERSIFIED FINANCIALS  37.53%
CONSUMER FINANCE  6.30%
   Capital One Financial Corp. 7                     5,000           421,050
   MBNA Corp. 7                                     20,000           563,800
 o Providian Financial Corp. 7                      30,000           494,100
                                                              ---------------
                                                                   1,478,950
                                                              ---------------

INSURANCE-PROPERTY & CASUALTY  4.69%
   Radian Group Inc. 7                               5,000           266,200
   The PMI Group, Inc. 7                            20,000           835,000
                                                              ---------------
                                                                   1,101,200
                                                              ---------------

INVESTMENT BANKING & BROKERAGE  20.75%
 o Ameritrade Holding Corp. 7                       15,000           213,300
   Lehman Brothers Holdings, Inc. 7                 10,000           874,800
   Merrill Lynch & Co., Inc. 7                      25,000         1,494,250
   Morgan Stanley 7                                 22,500         1,249,200
   The Goldman Sachs Group, Inc. 7                  10,000         1,040,400
                                                              ---------------
                                                                   4,871,950
                                                              ---------------

OTHER DIVERSIFIED FINANCIAL SERVICES  5.79%
   Citigroup Inc. 7                                 12,000           578,160
   JPMorgan Chase & Co. 7                           20,000           780,200
                                                              ---------------
                                                                   1,358,360
                                                              ---------------
TOTAL DIVERSIFIED FINANCIALS (COST: $8,179,860)                    8,810,460
                                                              ---------------

                                                  NUMBER OF
                                                   SHARES           VALUE
--------------------------------------------------------------------------------

SAVINGS AND LOAN COMPANIES  31.49%
SAVINGS AND LOAN COMPANIES-- REGIONAL  31.49%
   Astoria Financial Corp. 7                        15,000    $      599,550
   Hudson City Bancorp, Inc. 7,+                    25,050           922,341
   Independence Community Bank Corp. 7              30,000         1,277,400
   MAF Bancorp, Inc. 7                              10,000           448,200
   People's Bank +                                  45,000         1,750,050
   Sovereign Bancorp, Inc. 7                        50,000         1,127,500
   Webster Financial Corp. 7,+                      25,000         1,266,000
                                                              ---------------
                                                                   7,391,041
                                                              ---------------
TOTAL SAVINGS AND LOAN COMPANIES
(COST: $7,054,683)                                                 7,391,041
                                                              ---------------
TOTAL COMMON STOCKS (COST: $21,874,760)                           23,276,501
                                                              ---------------
                                      FACE
                                      VALUE
                                     ------

SHORT-TERM INSTRUMENTS  4.26%
DISCOUNTED COMMERCIAL PAPER  4.26%
   American Express Co.
   1.50% 1/03/05                               $ 1,000,000           999,917
                                                              ---------------
TOTAL DISCOUNTED COMMERCIAL PAPER
(COST: $999,917)                                                     999,917
                                                              ---------------
TOTAL SHORT-TERM INSTRUMENTS
 (COST: $999,917)                                                    999,917
                                                              ---------------

--------------------------------------------------------------------------------
 TOTAL INVESTMENTS  103.42%
 (COST $22,874,677)                                           $   24,276,418

 SHORT SALES  (7.66)%
 (PROCEEDS $1,696,927)                                            (1,797,400)

 CALL OPTIONS WRITTEN  (3.02)%
 (PREMIUMS RECEIVED $537,116)                                       (708,400)

 CASH AND OTHER ASSETS, LESS LIABILITIES  7.26%                    1,703,237
                                                              ---------------

 NET ASSETS  100.00%                                          $   23,473,855
                                                              ===============
--------------------------------------------------------------------------------


SEE NOTES TO FINANCIAL STATEMENTS                  FINANCIAL INDUSTRIES FUND  21

BURNHAM FINANCIAL INDUSTRIES FUND CONTINUED
--------------------------------------------------------------------------------
  PORTFOLIO HOLDINGS (CONTINUED) AS OF DECEMBER 31, 2004
--------------------------------------------------------------------------------

                                                  NUMBER OF
                                                   SHARES           VALUE
--------------------------------------------------------------------------------

SHORT SALES  (7.66)%
   Commerce Bancorp, Inc. NJ                        10,000    $     (644,000)
   Golden West Financial Corp.                      10,000          (614,200)
   M&T Bank Corp.                                    5,000          (539,200)
                                                              ---------------
TOTAL SHORT SALES (PROCEEDS: $1,696,927)                          (1,797,400)
                                                              ---------------

                                                  NUMBER OF
                                                  CONTRACTS
                                                  ---------

CALL OPTIONS WRITTEN  (3.02)%
   Ameritrade Holding Corp. Calls
     @ 12.5 due Jan 05                                  50            (8,500)
     @ 15 due Jan 05                                    50            (1,500)
     @ 15 due May 05                                    25            (2,500)
     @ 17.5 due Jan 06                                  25            (2,750)
                                                              ---------------
                                                                     (15,250)
                                                              ---------------

   Astoria Financial Corp. Calls
     @ 35 due Jan 05                                    30           (14,700)
     @ 40 due Jan 05                                    20            (1,200)
     @ 40 due Apr 05                                    50            (7,500)
                                                              ---------------
                                                                     (23,400)
                                                              ---------------

   Bank of America Corp. Calls
     @ 42.5 due Jan 05                                  60           (29,400)
     @ 47.5 due Feb 05                                  40            (3,600)
                                                              ---------------
                                                                     (33,000)
                                                              ---------------

   Capital One Financial Corp. Calls
     @ 70 due Jan 05                                    20           (28,200)
     @ 75 due Mar 05                                    30           (31,200)
                                                              ---------------
                                                                     (59,400)
                                                              ---------------

   Citigroup Inc. Calls
     @ 45 due Jan 05                                    50           (17,000)
     @ 50 due Jan 05                                    20              (400)
     @ 45 due Mar 05                                    50           (19,000)
                                                              ---------------
                                                                     (36,400)
                                                              ---------------

   Comerica Inc. Call
     @ 65 due Apr 05                                   100            (6,500)
                                                              ---------------

   FirstMerit Corp. Call
     @ 30 due Jun 05                                    75            (4,500)
                                                              ---------------

   Hudson City Bancorp, Inc. Call
     @ 40 due Jul 05                                   100            (9,000)
                                                              ---------------

   Huntington Bancshares, Inc. Call
     @ 25 due Jul 05                                    75            (7,875)
                                                              ---------------

   Independence Community Bank Corp. Call
     @ 45 due Jun 05                                   100            (5,500)
                                                              ---------------

                                                  NUMBER OF
                                                  CONTRACTS         VALUE
--------------------------------------------------------------------------------

   JPMorgan Chase & Co. Calls
     @ 40 due Mar 05                                   100    $       (7,500)
     @ 42.5 due Jun 05                                 100            (5,500)
                                                              ---------------
                                                                     (13,000)
                                                              ---------------

   Lehman Brothers Holdings, Inc. Call
     @ 95 due Jul 05                                   100           (22,000)
                                                              ---------------

   MAF Bancorp, Inc. Call
     @ 45 due May 05                                    50            (7,750)
                                                              ---------------

   MBNA Corp. Calls
     @ 25 due Jan 05                                    50           (15,500)
     @ 25 due Mar 05                                   100           (34,000)
     @ 27.5 due Mar 05                                  50            (8,250)
                                                              ---------------
                                                                     (57,750)
                                                              ---------------

   Mellon Financial Corp. Calls
     @ 30 due Jan 05                                    50            (6,500)
     @ 32.5 due Jan 05                                  30              (300)
     @ 30 due Mar 05                                    20            (3,700)
                                                              ---------------
                                                                     (10,500)
                                                              ---------------

   Merrill Lynch & Co., Inc. Calls
     @ 55 due Jan 05                                    40           (19,600)
     @ 60 due Jan 05                                    20            (2,500)
     @ 55 due Apr 05                                    40           (24,400)
     @ 65 due Jul 05                                    75           (11,625)
     @ 70 due Jul 05                                    75            (3,750)
                                                              ---------------
                                                                     (61,875)
                                                              ---------------

   Morgan Stanley Calls
     @ 50 due Jan 05                                    25           (14,750)
     @ 55 due Jan 05                                    25            (3,250)
     @ 60 due Jan 05                                    25              (375)
     @ 60 due Jul 05                                    75           (13,500)
     @ 65 due Jul 05                                    75            (5,625)
                                                              ---------------
                                                                     (37,500)
                                                              ---------------

   North Fork Bancorp., Inc. Calls
     @ 28.375 due Feb 05                                50            (7,125)
     @ 30 due Feb 05                                   100            (3,000)
     @ 30 due May 05                                   100            (7,500)
     @ 31.625 due May 05                               100            (3,750)
                                                              ---------------
                                                                     (21,375)
                                                              ---------------

   Northern Trust Corp. Calls
     @ 45 due Jan 05                                    50           (18,500)
     @ 50 due Jan 05                                    50            (1,500)
     @ 50 due Apr 05                                    50            (6,500)
     @ 55 due Jul 05                                    50            (3,250)
                                                              ---------------
                                                                     (29,750)
                                                              ---------------



22  FINANCIAL INDUSTRIES FUND                 SEE NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
  PORTFOLIO HOLDINGS (CONTINUED) AS OF DECEMBER 31, 2004
--------------------------------------------------------------------------------

                                                  NUMBER OF
                                                  CONTRACTS         VALUE
--------------------------------------------------------------------------------

CALL OPTIONS WRITTEN  CONTINUED
   Providian Financial Corp. Calls
     @ 15 due Jan 05                                    50    $       (8,250)
     @ 15 due Mar 05                                   100           (18,500)
     @ 15 due Jun 05                                   150           (33,750)
                                                              ---------------
                                                                     (60,500)
                                                              ---------------

   Radian Group Inc. Call
     @ 55 due Feb 05                                    50            (5,750)
                                                              ---------------

   Sovereign Bancorp, Inc. Calls
     @ 22.5 due Jan 05                                  50            (2,000)
     @ 25 due Jan 05                                    50              (250)
     @ 22.5 due Apr 05                                 100            (9,000)
     @ 22.5 due Jan 06                                 220           (45,100)
                                                              ---------------
                                                                     (56,350)
                                                              ---------------

   SunTrust Banks, Inc. Calls
     @ 70 due Jan 05                                    25           (10,500)
     @ 75 due Apr 05                                    25            (4,375)
                                                              ---------------
                                                                     (14,875)
                                                              ---------------

   The Bank of New York Co., Inc. Calls
     @ 30 due Jan 05                                    50           (16,500)
     @ 32.5 due Jan 05                                  50            (6,000)
     @ 30 due Apr 05                                   100           (37,000)
     @ 32.5 due Apr 05                                  30            (5,400)
     @ 35 due Apr 05                                    20            (1,200)
                                                              ---------------
                                                                     (66,100)
                                                              ---------------

   The Goldman Sachs Group, Inc. Calls
     @ 110 due Apr 05                                   50           (10,000)
     @ 115 due Jul 05                                   50            (9,500)
                                                              ---------------
                                                                     (19,500)
                                                              ---------------

   The PMI Group, Inc. Calls
     @ 45 due Jan 05                                    50              (250)
     @ 50 due Jan 05                                    50              (250)
     @ 40 due Mar 05                                    50           (14,500)
     @ 45 due Mar 05                                    50            (3,000)
                                                              ---------------
                                                                     (18,000)
                                                              ---------------

   Webster Financial Corp. Calls
     @ 50 due Jan 05                                    20            (2,000)
     @ 55 due Apr 05                                    60            (3,000)
                                                              ---------------
                                                                      (5,000)
                                                              ---------------
TOTAL CALL OPTIONS WRITTEN
 (PREMIUMS RECEIVED: $537,116)                                $     (708,400)
                                                              ===============

--------------------------------------------------------------------------------

   FEDERAL INCOME TAX BASIS OF INVESTMENT SECURITIES
   -----------------------------------------------------------------------------
   THE TAX COST OF THE FUND AT DECEMBER 31, 2004, BASED ON SECURITIES OWNED, WAS $22,897,092. THE UNREALIZED GROSS APPRECIATION/(DEPRECIATION) FOR ALL SECURITIES IN THE FUND FOR THE PERIOD WAS $1,449,253 AND $(69,927), RESPECTIVELY.
--------------------------------------------------------------------------------

o   INDICATES SECURITIES THAT DO NOT PRODUCE INCOME.
+   SECURITY OR PARTIAL SECURITY SEGREGATED AS COLLATERAL FOR SECURITIES SOLD
    SHORT.

SEE NOTES TO FINANCIAL STATEMENTS                  FINANCIAL INDUSTRIES FUND  23

BURNHAM MONEY MARKET FUND
--------------------------------------------------------------------------------
  PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2004
--------------------------------------------------------------------------------

                                                    FACE
                                                    VALUE           VALUE
--------------------------------------------------------------------------------

SHORT-TERM INSTRUMENTS  99.80%
(PERCENTAGE OF NET ASSETS)
DISCOUNTED COMMERCIAL PAPER 32.12%
   APRECO L.L.C.
   2.18% 1/18/05                               $ 2,000,000    $    1,997,941
   FCAR Owner Trust I
   2.36% 2/08/05                                 2,000,000         1,995,018
   General Electric Capital Corp.
   2.32% 2/07/05                                 2,000,000         1,995,231
   Govco Inc.
   2.42% 3/14/05                                 2,000,000         1,990,320
   Lexington Parker Capital Corp.
   2.21% 2/08/05                                 2,000,000         1,995,335
   Lockhart Funding L.L.C.
   2.28% 2/04/05                                 2,000,000         1,995,693
   Market Street Funding
   2.36% 1/19/05                                 2,000,000         1,997,640
   Sigma Finance Corp.
   2.31% 2/18/05                                 2,000,000         1,993,840
                                                              ---------------

TOTAL DISCOUNTED COMMERCIAL PAPER
 (COST: $15,961,018)                                              15,961,018
                                                              ---------------

FLOATING RATE NOTES  7.04%
   Bank of America Corp.
   2.30% 1/28/05                                 1,500,000         1,500,000
   Fifth Third Bank
   2.38% 12/23/05                                2,000,000         2,000,000
                                                              ---------------

TOTAL FLOATING RATE NOTES (COST: $3,500,000)                       3,500,000
                                                              ---------------

REPURCHASE AGREEMENT  29.58%
   Citigroup Global Markets
   (collateralized by $14,994,000
   GNMA, 5.00%, 5.00%, 2.78%
   due 10/20/29, 7/20/32
   and 11/20/33 respectively,
   delivery value $14,941,040)
   2.10% 1/03/05                                14,700,000        14,700,000
                                                              ---------------

TOTAL REPURCHASE AGREEMENT
 (COST: $14,700,000)                                              14,700,000
                                                              ---------------

TAXABLE MUNICIPAL COMMERCIAL PAPER  9.70%
   Johns Hopkins University
   2.28% 1/05/05                                 2,000,000         2,000,000
   Michigan State, General Obligation
   Bonds, Environmental Program,
   Series 20
   2.59% 10/19/05                                1,500,000         1,500,000
   Tennessee School Board Authority
   (LOC: Westdeutsche Landesbank)
   2.16% 1/25/05                                 1,320,000         1,320,000
                                                              ---------------

TOTAL TAXABLE MUNICIPAL COMMERCIAL PAPER
(COST: $4,820,000)                                                 4,820,000
                                                              ---------------


                                                    FACE
                                                    VALUE           VALUE
--------------------------------------------------------------------------------

VARIABLE RATE DEMAND NOTES**  17.34%
   Adams County, CO, Housing Authority,
   Semper Village Apartments,
   Series B
   (FNMA Collateral)
   2.50% 7/15/37                               $   500,000    $      500,000
   B&V Land Co., L.L.C.
   (LOC: First Michigan)
   2.57% 9/01/27                                   810,000           810,000
   Camcairn I, L.L.C.
   (LOC: Firstar Bank)
   2.48% 10/01/21                                1,900,000         1,900,000
   Illinois Development Finance
   Authority (Harbortown),
   (LOC: LaSalle Bank N.A.)
   2.53% 12/01/20                                1,200,000         1,200,000
   LRC Meadows Investor L.L.C.
   (LOC: JPMorgan Chase & Co.)
   2.42% 12/01/34                                1,000,000         1,000,000
   Ordeal Properties, L.L.C., Note,
   (LOC: Key Bank, N.A.)
   2.55% 10/01/12                                1,490,000         1,490,000
   Shepherd Capital, L.L.C.,
   (LOC: First of America)
   2.54% 9/15/47                                   915,000           915,000
   The Wilmington Iron & Metal Co.
   Notes,
   (LOC: Bank One, N.A.)
   2.45% 8/01/14                                   800,000           800,000
                                                              ---------------
TOTAL VARIABLE RATE DEMAND NOTES
 (COST: $8,615,000)                                                8,615,000
                                                              ---------------
U.S. GOVERNMENT AGENCY OBLIGATION  4.02%
   Federal Home Loan Bank, Bond
   2.02% 6/08/05                                 2,000,000         2,000,000
                                                              ---------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATION
(COST: $2,000,000)                                                 2,000,000
                                                              ---------------
TOTAL SHORT-TERM INSTRUMENTS
 (COST: $49,596,018)                                              49,596,018
                                                              ---------------

--------------------------------------------------------------------------------

 TOTAL INVESTMENTS  99.80%
 (COST $49,596,018)*                                          $   49,596,018

 CASH AND OTHER ASSETS, LESS LIABILITIES  0.20%                      101,565
                                                              ---------------

 NET ASSETS  100.00%                                          $   49,697,583
                                                              ===============
--------------------------------------------------------------------------------

*   AGGREGATE COST FOR FEDERAL TAX PURPOSES.
** THE INTEREST RATES DISCLOSED FOR VARIABLE DEMAND NOTES ARE THE CURRENT RATES IN EFFECT AT DECEMBER 31, 2004.

24   MONEY MARKET FUND                         SEE NOTES TO FINANCIAL STATEMENTS

BURNHAM U.S. GOVERNMENT MONEY MARKET FUND
--------------------------------------------------------------------------------
  PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2004
--------------------------------------------------------------------------------

                                                    FACE
                                                    VALUE           VALUE
--------------------------------------------------------------------------------

SHORT-TERM INSTRUMENTS  114.34% B
(PERCENTAGE OF NET ASSETS)
U.S. TREASURY OBLIGATIONS  51.77%
   U.S. Treasury Bills
   1.60% 1/06/05                              $ 65,000,000    $   64,985,555
   1.77% 2/03/05 10                             20,000,000        19,967,642
   1.83% 2/17/05 10                             15,000,000        14,964,260
   2.18% 4/14/05                                10,000,000         9,937,628
   2.26% 5/05/05                                 5,000,000         4,961,035
   U.S. Treasury Notes
   1.63% 3/31/05                                 7,000,000         7,005,791
                                                              ---------------

TOTAL U.S. TREASURY OBLIGATIONS
 (COST: $121,821,911)                                            121,821,911
                                                              ---------------

INSTITUTIONAL MONEY MARKET TRUST  6.76%
   BlackRock Institutional Money
   Market Trust a                               15,912,831        15,912,831
                                                              ---------------

TOTAL INSTITUTIONAL MONEY MARKET TRUST
(COST: $15,912,831)                                               15,912,831
                                                              ---------------

TIME DEPOSIT  7.54%
   Bank of America a
   1.50% 1/03/05                                 1,781,933         1,781,933
   JPMorgan Chase & Co. a
   2.25% 1/03/05                                15,965,236        15,965,236
                                                              ---------------

TOTAL TIME DEPOSIT (COST: $17,747,169)                            17,747,169
                                                              ---------------

                                                    FACE
                                                    VALUE           VALUE
--------------------------------------------------------------------------------

REPURCHASE AGREEMENTS  48.27%
   Citigroup Global Markets
   (collateralized by $66,827,835
   GNMA 3.75%, 5.00%, 3.50%,
   4.00%, 3.14%, 4.50%, 2.78% and
   4.50% due 5/16/27, 9/20/28,
   7/20/29, 12/18/30,
   1/20/32, 6/20/33, 11/20/33 and
   3/16/34, respectively,
   delivery value
   $61,200,000)
   2.10% 1/03/05                              $ 60,000,000    $   60,000,000
   Goldman Sachs
   (collateralized by $53,613,000
   U.S. Treasury Note 4.00%
   due 6/15/09 delivery
   value $54,672,835)
   1.52% 1/03/05                                53,600,000        53,600,000
                                                              ---------------
TOTAL REPURCHASE AGREEMENT
 (COST: $113,600,000)                                            113,600,000
                                                              ---------------
TOTAL SHORT-TERM INSTRUMENTS
 (COST: $269,081,911)                                            269,081,911
                                                              ---------------

--------------------------------------------------------------------------------
 TOTAL INVESTMENTS  114.34%
 (COST $269,081,911)*                                         $  269,081,911

 LIABILITIES, LESS CASH AND OTHER ASSETS  (14.34)%               (33,745,552)
                                                              ---------------

 NET ASSETS  100.00%                                          $  235,336,359
                                                              ===============
--------------------------------------------------------------------------------

*   AGGREGATE COST FOR FEDERAL TAX PURPOSES.
a THIS SECURITY IS THE ACTUAL INVESTMENT OF CASH COLLATERAL RECEIVED IN SECURITY LENDING.
b THE 114.34% IS INCLUSIVE OF ALL SHORT-TERM INSTRUMENTS, INCLUDING THE COLLATERAL USED IN SECURITIES LENDING. NOT INCLUDING THE COLLATERAL, THE PERCENTAGE WOULD BE 100.04%.

SEE NOTES TO FINANCIAL STATEMENTS           U.S. GOVERNMENT MONEY MARKET FUND 25

--------------------------------------------------------------------------------
  STATEMENTS OF ASSETS & LIABILITIES AS OF DECEMBER 31, 2004
--------------------------------------------------------------------------------

                                                                        BURNHAM         BURNHAM         BURNHAM        BURNHAM
                                                         BURNHAM       FINANCIAL      FINANCIAL      MONEY MARKET  U.S. GOVERNMENT
                                                          FUND       SERVICES FUND  INDUSTRIES FUND      FUND      MONEY MARKET FUND
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
   Investments:
     Investments at Cost of Unaffiliated Securities    $106,099,092   $204,691,819     $22,874,677    $34,896,018    $155,481,911
     Investments at Cost of Affiliated Securities 12             --      5,564,059              --             --              --
     Repurchase agreements                                       --             --              --     14,700,000     113,600,000
     Net unrealized appreciation                         29,293,878     28,759,626       1,401,741             --              --
                                                       -----------------------------------------------------------------------------
     Total investments at value*                        135,392,970    239,015,504      24,276,418     49,596,018     269,081,911
   Cash in bank                                             129,649        202,533         132,883         65,685          24,366
   Dividends and interest receivable                        137,712        363,690          15,411         47,357          37,982
   Receivable for capital stock sold                         20,117        183,123         589,330         26,922              --
   Receivable for investments sold                        1,427,692      1,590,653              --             --              --
   Receivable for short sales                                    --             --       1,696,927             --              --
   Receivable from investment advisor 5                          --             --          16,042         17,447              --
   Prepaid expenses                                          14,984         29,794             776          8,013          22,745
                                                       -----------------------------------------------------------------------------
   Total assets                                         137,123,124    241,385,297      26,727,787     49,761,442     269,167,004
                                                       -----------------------------------------------------------------------------
LIABILITIES
   Collateral on securities loaned, at value 10          12,882,120      8,170,835              --             --      33,660,000
   Payable for dividend declared                                135             --              --              6              --
   Payable for fund shares purchased                        204,194      1,223,814          54,714          1,708           1,013
   Payable for investments purchased                             --      1,284,592         642,296             --              --
   Short sales at value***                                       --             --       1,797,400             --              --
   Options written at value** 6                             926,675      2,637,516         708,400             --              --
   Payable for auditing fees                                 25,989         45,644           7,342          8,703          34,107
   Payable for administration fees 1                         15,750         27,703           2,767          6,059          28,890
   Payable for investment advisory fees 2                    62,998        147,163          16,865         18,176          82,284
   Payable for distribution fees and service fees 3          28,690         73,955           7,202             --              --
   Payable for printing fees                                  7,707         54,916           2,587          6,271           1,776
   Payable for transfer agent fees                            8,449         16,291           2,526          3,805           5,880
   Accrued expenses and other payables                       27,838         62,201          11,833         19,131          16,695
                                                       -----------------------------------------------------------------------------
   Total liabilities                                     14,190,545     13,744,630       3,253,932         63,859      33,830,645

NET ASSETS                                             $122,932,579   $227,640,667     $23,473,855    $49,697,583    $235,336,359
                                                       =============================================================================
ANALYSIS OF NET ASSETS 8
BY SOURCE:
   Par value                                               $461,967     $1,018,057        $207,383     $4,969,779     $23,533,636
   Capital paid in                                       91,881,175    195,471,530      21,663,605     44,727,804     211,802,723
   Accumulated net realized gain on investments           1,817,374      2,404,126         472,883             --              --
   Net unrealized appreciation of investments,
     written options and short sales                     28,772,063     28,746,954       1,129,984             --              --

NET ASSETS                                             $122,932,579   $227,640,667     $23,473,855    $49,697,583    $235,336,359
                                                       =============================================================================
BY SHARE CLASS:
   NET ASSETS
   ---------------------------------------------------------------------------------------------------------------------------------
   Class A:                                            $119,132,369   $188,743,398     $20,444,876    $49,697,583    $235,336,359
   Class B:                                              $3,792,552    $38,897,269             $--            $--             $--
   Class C:                                                  $7,658            $--      $3,028,979            $--             $--
   NAV 4 (PAR VALUE $0.10 PER SHARE)
   ---------------------------------------------------------------------------------------------------------------------------------
   Class A:                                                  $26.60         $22.51          $11.33          $1.00           $1.00
   Class B:                                                  $26.96         $21.68             $--            $--             $--
   Class C:                                                  $26.50            $--          $11.26            $--             $--
   CAPITAL SHARES OUTSTANDING 9
   (UNLIMITED NUMBER OF SHARES HAS BEEN AUTHORIZED)
   ---------------------------------------------------------------------------------------------------------------------------------
   Class A:                                               4,478,703      8,386,373       1,804,812     49,697,788     235,336,359
   Class B:                                                 140,682      1,794,202              --             --              --
   Class C:                                                     289             --         269,013             --              --

* THE INVESTMENTS AT MARKET VALUE INCLUDE COLLATERAL FOR SECURITIES OUT ON LOAN FOR THE FOLLOWING AMOUNTS: BURNHAM FUND $12,476,294, BURNHAM FINANCIAL SERVICES FUND $7,840,497 AND BURNHAM U.S. GOVERNMENT MONEY MARKET FUND $32,939,947.
**  THE PAYABLES FOR OPTIONS WRITTEN INCLUDE PREMIUMS RECEIVED FOR THE FOLLOWING
    AMOUNTS: BURNHAM FUND $404,859, BURNHAM FINANCIAL SERVICES FUND $2,624,844 AND BURNHAM FINANCIAL INDUSTRIES FUND $537,116.
*** THE PAYABLES FOR SHORT SALES INCLUDE PREMIUMS RECEIVED FOR THE FOLLOWING
    AMOUNTS: BURNHAM FINANCIAL INDUSTRIES FUND $1,696,927.

26  ASSETS & LIABILITIES                       SEE NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
  STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2004
--------------------------------------------------------------------------------

                                                                        BURNHAM         BURNHAM         BURNHAM        BURNHAM
                                                         BURNHAM       FINANCIAL      FINANCIAL      MONEY MARKET  U.S. GOVERNMENT
                                                          FUND       SERVICES FUND  INDUSTRIES FUND*     FUND     MONEY MARKET FUND
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Dividends                                             $2,049,370     $5,060,373        $145,806            $--             $--
   Dividends from Affiliated Securities 12                       --         85,277              --
   Interest                                                  83,519        220,938           3,880        761,788       2,543,689
   Securities lending 10 (net of fees)                       36,383         21,027              --             --          26,636
                                                         ---------------------------------------------------------------------------
   Total income                                           2,169,272      5,387,615         149,686        761,788       2,570,325
                                                         ---------------------------------------------------------------------------
EXPENSES
   Administration fees 1                                    187,217        375,523          12,678         81,036         272,499
   Investment advisory fees 2                               746,856      2,049,262          77,640        242,886         752,118
   Service fees (Class B) 3                                   9,893         98,773              --             --              --
   Service fees (Class C) 3                                       8             --           1,785             --              --
   Distribution fees (Class A) 3                            301,229        584,243          23,214             --              --
   Distribution fees (Class B) 3                             29,678        296,321              --             --              --
   Distribution fees (Class C) 3                                 22             --           5,355             --              --
   Transfer agent fees                                      103,026        204,255          20,194         44,066          41,193
   Audit and legal fees                                      74,761        282,104          28,406         60,428          93,086
   Reports to shareholders                                   40,917        172,593           4,872          7,396          34,060
   Trustees' fees and expenses                               28,725         58,748           1,701         11,025          30,825
   Custodian fees                                            29,850         77,161          11,783         15,112          23,578
   Registration fees and expenses                            32,177         79,472           5,000         14,485          20,672
   Fund accounting expenses                                  37,811         80,433          24,000         35,942          57,113
   Miscellaneous expenses                                   146,432        299,868          22,191         28,191          72,638
                                                         ---------------------------------------------------------------------------
   Total expenses before reimbursement                    1,768,602      4,658,756         238,819        540,567       1,397,782
   Plus net voluntary reimbursement by advisor 5                 --             --         (86,248)       (70,981)             --
                                                         ---------------------------------------------------------------------------
   Total expenses after reimbursement                     1,768,602      4,658,756         152,571        469,586       1,397,782
                                                         ---------------------------------------------------------------------------
NET INVESTMENT INCOME/(LOSS)                               $400,670       $728,859         $(2,885)      $292,202      $1,172,543
                                                         ---------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN
ON INVESTMENTS, WRITTEN OPTIONS AND
SHORT SALES

REALIZED GAIN/(LOSS) FROM SECURITIES, WRITTEN OPTIONS
AND SHORT SALES TRANSACTIONS: 6

   Realized gain on securities**                         11,136,482     41,315,966         590,095             --              --
   Realized gain/(loss) from written options 6              181,418      3,730,668        (111,292)            --              --
   Realized gain from short sales                                --             --         103,467             --              --
                                                         ---------------------------------------------------------------------------
   Net realized gain from securities, written options
     and short sales transactions                        11,317,900     45,046,634         582,270             --              --
                                                         ---------------------------------------------------------------------------
UNREALIZED APPRECIATION/(DEPRECIATION) ON:

   Net unrealized appreciation/(depreciation) of
     investments                                         (3,282,654)   (20,526,067)      1,401,741             --              --
   Net unrealized appreciation/(depreciation) of
     written options transactions                          (205,435)     1,810,691        (171,284)            --              --
   Net unrealized appreciation/(depreciation) of
     short sales                                                 --             --        (100,473)            --              --
                                                         ---------------------------------------------------------------------------
   Net unrealized appreciation/(depreciation) of
     investments, written options and short sales
     transactions                                        (3,488,089)   (18,715,376)      1,129,984             --              --
                                                         ---------------------------------------------------------------------------
   Net realized and unrealized gain on investments,
     written options and short sales transactions         7,829,811     26,331,258       1,712,254             --              --
                                                         ---------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS     $8,230,481    $27,060,117      $1,709,369       $292,202      $1,172,543
                                                         ===========================================================================

*   THE BURNHAM FINANCIAL INDUSTRIES FUND COMMENCED OPERATIONS ON APRIL 30,
    2004.
** REALIZED GAIN FROM SALE OF AFFILIATED SECURITIES FOR BURNHAM FINANCIAL SERVICES FUND IS $137,405.

SEE NOTES TO FINANCIAL STATEMENTS                                 OPERATIONS  27

--------------------------------------------------------------------------------
  STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                   BURNHAM FUND                   BURNHAM FINANCIAL SERVICES FUND
                                                      ------------------------------------------------------------------------------
                                                      FOR THE YEAR ENDED  FOR THE YEAR ENDED  FOR THE YEAR ENDED  FOR THE YEAR ENDED
                                                         DECEMBER 31,        DECEMBER 31,        DECEMBER 31,        DECEMBER 31,
                                                             2004                2003                2004                2003
------------------------------------------------------------------------------------------------------------------------------------
INCREASE/(DECREASE) IN NET ASSETS
FROM OPERATIONS:
   Net investment income/(loss)                              $400,670            $590,578            $728,859            $439,009
   Net realized gain from transactions                     11,317,900           4,792,363          45,046,634          23,991,250
   Net unrealized appreciation/(depreciation)              (3,488,089)         18,791,518         (18,715,376)         42,036,131
                                                        ----------------------------------------------------------------------------
   Net increase in net assets resulting from
    operations                                              8,230,481          24,174,459          27,060,117          66,466,390
                                                        ----------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
FROM NET INVESTMENT INCOME:
   Class A shares                                            (766,883)           (240,560)           (712,245)           (347,118)
   Class B shares                                                  --                  --                  --                  --
   Class C shares                                                 (42)*                --                  --                  --
                                                        ----------------------------------------------------------------------------
     Total distributions from net investment income          (766,925)           (240,560)           (712,245)           (347,118)
                                                        ----------------------------------------------------------------------------
FROM REALIZED GAINS FROM SECURITIES TRANSACTIONS:
   Class A shares                                          (8,562,143)         (3,514,573)        (34,910,637)        (13,707,649)
   Class B shares                                            (268,761)           (116,941)         (7,430,574)         (1,833,024)
   Class C shares                                                (544)*                --                  --                  --
                                                        ----------------------------------------------------------------------------
     Total distributions from realized gains               (8,831,448)         (3,631,514)        (42,341,211)        (15,540,673)
                                                        ----------------------------------------------------------------------------
     Total distributions to shareholders                   (9,598,373)         (3,872,074)        (43,053,456)        (15,887,791)
                                                        ----------------------------------------------------------------------------
   Increase/(decrease) in net assets derived from
     capital share transactions                            (6,947,837)         (8,182,363)        (83,150,683)        196,099,685
   Redemption fee 15                                              377                  --               2,724                  --
                                                        ----------------------------------------------------------------------------
   Increase/(decrease) in net assets for the year          (8,315,352)         12,120,022         (99,141,298)        246,678,284

NET ASSETS
   Beginning of year                                      131,247,931         119,127,909         326,781,965          80,103,681
                                                        ----------------------------------------------------------------------------
END OF YEAR                                              $122,932,579        $131,247,931        $227,640,667        $326,781,965
                                                        ============================================================================
UNDISTRIBUTED NET INVESTMENT INCOME END OF YEAR                    $--           $366,255                  $--            $91,891
                                                        ============================================================================



                                                      INDUSTRIES FUND           BURNHAM MONEY MARKET FUND
                                                       THE PERIOD ENDED  FOR THE YEAR ENDED  FOR THE YEAR ENDED
                                                       DECEMBER 31,         DECEMBER 31,        DECEMBER 31,
                                                           2004*                2004                2003
---------------------------------------------------------------------------------------------------------------
INCREASE/(DECREASE) IN NET ASSETS
FROM OPERATIONS:
   Net investment income/(loss)                             $(2,885)            $292,202            $128,647
   Net realized gain from transactions                      582,270                   --                  --
   Net unrealized appreciation/(depreciation)             1,129,984                   --                  --
                                                      ---------------------------------------------------------
   Net increase in net assets resulting from
    operations                                            1,709,369              292,202             128,647
                                                      ---------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
FROM NET INVESTMENT INCOME:
   Class A shares                                                --             (293,774)           (127,255)
   Class B shares                                                --                   --                  --
   Class C shares                                                --                   --                  --
                                                      ---------------------------------------------------------
     Total distributions from net investment income              --             (293,774)           (127,255)
                                                      ---------------------------------------------------------
FROM REALIZED GAINS FROM SECURITIES TRANSACTIONS:
   Class A shares                                           (96,415)                  --              (1,392)
   Class B shares                                                --                   --                  --
   Class C shares                                           (15,069)                  --                  --
                                                      ---------------------------------------------------------
     Total distributions from realized gains               (111,484)                  --              (1,392)
                                                      ---------------------------------------------------------
     Total distributions to shareholders                   (111,484)            (293,774)           (128,647)
                                                      ---------------------------------------------------------
   Increase/(decrease) in net assets derived from
     capital share transactions                          21,868,555            7,712,473           2,059,613
   Redemption fee 15                                          7,415                   --                  --
                                                      ---------------------------------------------------------
   Increase/(decrease) in net assets for the year        23,473,855            7,710,901           2,059,613

NET ASSETS
   Beginning of year                                             --           41,986,682          39,927,069
                                                      ---------------------------------------------------------
END OF YEAR                                             $23,473,855          $49,697,583         $41,986,682
                                                      =========================================================
UNDISTRIBUTED NET INVESTMENT INCOME END OF YEAR                  $--                  $--             $1,572
                                                      =========================================================



                                                     BURNHAM U.S. GOVERNMENT  MONEY MARKET FUND
                                                       FOR THE YEAR ENDED    FOR THE YEAR ENDED
                                                          DECEMBER 31,           DECEMBER 31,
                                                              2004                   2003
---------------------------------------------------------------------------------------------
INCREASE/(DECREASE) IN NET ASSETS
FROM OPERATIONS:
   Net investment income/(loss)                             $1,172,543            $580,234
   Net realized gain from transactions                              --                 399
   Net unrealized appreciation/(depreciation)                       --                  --
                                                     ----------------------------------------
   Net increase in net assets resulting from
    operations                                               1,172,543             580,633
                                                     ----------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
FROM NET INVESTMENT INCOME:
   Class A shares                                           (1,173,192)           (580,241)
   Class B shares                                                                       --
   Class C shares                                                                       --
                                                     ----------------------------------------
     Total distributions from net investment income         (1,173,192)           (580,241)
                                                     ----------------------------------------
FROM REALIZED GAINS FROM SECURITIES TRANSACTIONS:
   Class A shares                                                   --                  --
   Class B shares                                                   --                  --
   Class C shares                                                   --                  --
                                                     ----------------------------------------
     Total distributions from realized gains                        --                  --
                                                     ----------------------------------------
     Total distributions to shareholders                    (1,173,192)           (580,241)
                                                     ----------------------------------------
   Increase/(decrease) in net assets derived from
     capital share transactions                             71,526,284          24,345,576
   Redemption fee 15                                                --                  --
                                                     ----------------------------------------
   Increase/(decrease) in net assets for the year           71,525,635          24,345,968

NET ASSETS
   Beginning of year                                       163,810,724         139,464,756
                                                     ----------------------------------------
END OF YEAR                                               $235,336,359        $163,810,724
                                                     ========================================
UNDISTRIBUTED NET INVESTMENT INCOME END OF YEAR                     $--               $250
                                                     ========================================

  * COMMENCED OPERATIONS ON APRIL 30, 2004.

28-29  CHANGES IN NET ASSETS                   SEE NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
  STATEMENTS OF CHANGES IN NET ASSETS -- CAPITAL STOCK ACTIVITY
--------------------------------------------------------------------------------


                                                                   BURNHAM FUND                   BURNHAM FINANCIAL SERVICES FUND
                                                      FOR THE YEAR ENDED  FOR THE YEAR ENDED  FOR THE YEAR ENDED  FOR THE YEAR ENDED
                                                         DECEMBER 31,        DECEMBER 31,        DECEMBER 31,        DECEMBER 31,
                                                             2004                2003                2004                2003
------------------------------------------------------------------------------------------------------------------------------------
DOLLAR AMOUNTS
CLASS A
   Net proceeds from sale of shares                        $2,501,512          $5,107,417         $72,437,511        $229,373,963
   Net asset value of shares issued to shareholders
     in reinvestmentof dividends                            8,304,502           3,349,117          33,451,532          12,602,072
   Cost of shares redeemed                                (17,213,134)        (15,384,929)       (193,781,395)        (69,457,258)
                                                      ------------------------------------------------------------------------------
NET INCREASE/(DECREASE)                                   $(6,407,120)        $(6,928,395)       $(87,892,352)       $172,518,777
                                                      ==============================================================================
CLASS B
   Net proceeds from sale of shares                           $96,070            $425,944          $5,263,861         $25,000,796
   Net asset value of shares issued to shareholders
     in reinvestment of dividends                             240,108              98,261           6,822,822           1,609,406
   Cost of shares redeemed                                   (884,581)         (1,778,173)         (7,345,014)         (3,029,294)
                                                      ------------------------------------------------------------------------------
NET INCREASE/(DECREASE)                                     $(548,403)        $(1,253,968)         $4,741,669         $23,580,908
                                                      ==============================================================================
CLASS C
   Net proceeds from sale of shares                            $7,100*                $--                 $--                 $--
   Net asset value of shares issued to shareholders
     in reinvestment of dividends                                 586*                 --                  --                  --
   Cost of shares redeemed                                         --                  --                  --                  --
                                                      ------------------------------------------------------------------------------
NET INCREASE                                                   $7,686                 $--                 $--                 $--
                                                      ==============================================================================
NET INCREASE/(DECREASE) IN NET ASSETS DERIVED FROM
   CAPITAL SHARE TRANSACTIONS                             $(6,947,837)        $(8,182,363)       $(83,150,683)       $196,099,685
                                                      ==============================================================================
SHARE TRANSACTIONS
CLASS A
   Shares Sold                                                 91,259             211,679           2,841,549          10,673,386
   Shares issued for reinvestments                            311,734             129,439           1,492,037             526,093
   Shares redeemed                                           (633,608)           (630,233)         (7,794,783)         (3,275,429)
                                                      ------------------------------------------------------------------------------
NET INCREASE/(DECREASE)                                      (230,615)           (289,115)         (3,461,197)          7,924,050
                                                      ==============================================================================
CLASS B
   Shares Sold                                                  3,438              16,811             214,311           1,179,463
   Shares issued for reinvestments                              8,893               3,736             315,871              69,073
   Shares redeemed                                            (32,107)            (71,953)           (297,839)           (142,909)
                                                      ------------------------------------------------------------------------------
NET INCREASE/(DECREASE)                                       (19,776)            (51,406)            232,343           1,105,627
                                                      ==============================================================================
CLASS C
   Shares Sold                                                    267*                 --                  --                  --
   Shares issued for reinvestments                                 22*                 --                  --                  --
   Shares redeemed                                                 --                  --                  --                  --
                                                      ------------------------------------------------------------------------------
NET INCREASE                                                      289                  --                  --                  --
                                                      ==============================================================================



                                                         BURNHAM FINANCIAL
                                                          INDUSTRIES FUND           BURNHAM MONEY MARKET FUND
                                                        FOR THE YEAR ENDED   FOR THE YEAR ENDED  FOR THE YEAR ENDED
                                                           DECEMBER 31,         DECEMBER 31,        DECEMBER 31,
                                                               2004*                2004                2003
--------------------------------------------------------------------------------------------------------------------
DOLLAR AMOUNTS
CLASS A
   Net proceeds from sale of shares                         $20,214,237          $88,307,638         $55,326,722
   Net asset value of shares issued to shareholders
     in reinvestmentof dividends                                 82,236              293,667             128,623
   Cost of shares redeemed                                   (1,338,975)         (80,888,832)        (53,395,732)
                                                        ------------------------------------------------------------
NET INCREASE/(DECREASE)                                     $18,957,498           $7,712,473          $2,059,613
                                                        ============================================================
CLASS B
   Net proceeds from sale of shares                                 $--                  $--                 $--
   Net asset value of shares issued to shareholders
     in reinvestment of dividends                                    --                   --                  --
   Cost of shares redeemed                                           --                   --                  --
                                                        ------------------------------------------------------------
NET INCREASE/(DECREASE)                                             $--                  $--                 $--
                                                        ============================================================
CLASS C
   Net proceeds from sale of shares                          $2,903,909                  $--                 $--
   Net asset value of shares issued to shareholders
     in reinvestment of dividends                                11,349                   --                  --
   Cost of shares redeemed                                       (4,201)                  --                  --
                                                        ------------------------------------------------------------
NET INCREASE                                                 $2,911,057                  $--                 $--
                                                        ============================================================
NET INCREASE/(DECREASE) IN NET ASSETS DERIVED FROM
   CAPITAL SHARE TRANSACTIONS                               $21,868,555           $7,712,473          $2,059,613
                                                        ============================================================
SHARE TRANSACTIONS
CLASS A
   Shares Sold                                                1,921,876           88,307,638          55,326,722
   Shares issued for reinvestments                                7,284              293,667             128,623
   Shares redeemed                                             (124,348)         (80,888,832)        (53,395,732)
                                                        ------------------------------------------------------------
NET INCREASE/(DECREASE)                                       1,804,812            7,712,473           2,059,613
                                                        ============================================================
CLASS B
   Shares Sold                                                       --                   --                  --
   Shares issued for reinvestments                                   --                   --                  --
   Shares redeemed                                                   --                   --                  --
                                                        ------------------------------------------------------------
NET INCREASE/(DECREASE)                                              --                   --                  --
                                                        ============================================================
CLASS C
   Shares Sold                                                  268,397                   --                  --
   Shares issued for reinvestments                                1,012                   --                  --
   Shares redeemed                                                 (396)                  --                  --
                                                        ------------------------------------------------------------
NET INCREASE                                                    269,013                   --                  --
                                                        ============================================================


                                                      BURNHAM U.S. GOVERNMENT MONEY MARKET FUND
                                                       FOR THE YEAR ENDED  FOR THE YEAR ENDED
                                                          DECEMBER 31,        DECEMBER 31,
                                                              2004                2003
-----------------------------------------------------------------------------------------------
DOLLAR AMOUNTS
CLASS A
   Net proceeds from sale of shares                       $234,501,981        $113,254,157
   Net asset value of shares issued to shareholders
     in reinvestmentof dividends                             1,172,493             580,241
   Cost of shares redeemed                                (164,148,190)        (89,488,822)
                                                       ----------------------------------------
NET INCREASE/(DECREASE)                                    $71,526,284         $24,345,576
                                                       ========================================
CLASS B
   Net proceeds from sale of shares                                $--                 $--
   Net asset value of shares issued to shareholders
     in reinvestment of dividends                                   --                  --
   Cost of shares redeemed                                          --                  --
                                                       ----------------------------------------
NET INCREASE/(DECREASE)                                            $--                 $--
                                                       ========================================
CLASS C
   Net proceeds from sale of shares                                $--                 $--
   Net asset value of shares issued to shareholders
     in reinvestment of dividends                                   --                  --
   Cost of shares redeemed                                          --                  --
                                                       ----------------------------------------
NET INCREASE                                                       $--                 $--
                                                       ========================================
NET INCREASE/(DECREASE) IN NET ASSETS DERIVED FROM
   CAPITAL SHARE TRANSACTIONS                              $71,526,284         $24,345,576
                                                       ========================================
SHARE TRANSACTIONS
CLASS A
   Shares Sold                                             234,501,981         113,254,150
   Shares issued for reinvestments                           1,172,493             580,241
   Shares redeemed                                        (164,148,190)        (89,488,822)
                                                       ----------------------------------------
NET INCREASE/(DECREASE)                                     71,526,284          24,345,569
                                                       ========================================
CLASS B
   Shares Sold                                                      --                  --
   Shares issued for reinvestments                                  --                  --
   Shares redeemed                                                  --                  --
                                                       ----------------------------------------
NET INCREASE/(DECREASE)                                             --                  --
                                                       ========================================
CLASS C
   Shares Sold                                                      --                  --
   Shares issued for reinvestments                                  --                  --
   Shares redeemed                                                  --                  --
                                                       ----------------------------------------
NET INCREASE                                                        --                  --
                                                       ========================================

  * COMMENCED OPERATIONS ON APRIL 30, 2004.


30-31  CHANGES IN NET ASSETS                  SEE NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
  FINANCIAL HIGHLIGHTS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR.
--------------------------------------------------------------------------------

                                           INCOME FROM INVESTMENT OPERATIONS                      LESS DISTRIBUTIONS
                                     ---------------------------------------------  ------------------------------------------------

                                                     NET GAINS/(LOSS)                                 DISTRIBUTIONS FROM
                                                      ON SECURITIES                                    CAPITAL GAINS
                                                       AND OPTIONS     TOTAL FROM      DIVIDENDS      (FROM SECURITIES
                    NET ASSET VALUE  NET INVESTMENT   (BOTH REALIZED    INVESTMENT     (FROM NET        AND OPTIONS       TOTAL
                   BEGINNING OF YEAR  INCOME (LOSS)   AND UNREALIZED)   OPERATIONS  INVESTMENT INCOME)  TRANSACTIONS)  DISTRIBUTIONS
------------------------------------------------------------------------------------------------------------------------------------

BURNHAM FUND

 CLASS A SHARES
 12/31/04                $26.94            $0.09 c          $1.80           $1.89          $(0.20)         $(2.03)          $(2.23)
 12/31/03                 22.85             0.13             4.77            4.90           (0.05)          (0.76)           (0.81)
 12/31/02                 30.65             0.21            (7.25)          (7.04)          (0.18)          (0.58)           (0.76)
 12/31/01                 38.70             0.22            (5.67)          (5.45)          (0.21)          (2.39)           (2.60)
 12/31/00                 41.71             0.05             0.88            0.93           (0.03)          (3.91)           (3.94)
 CLASS B SHARES
 12/31/04                $27.30           $(0.11) c         $1.80           $1.69          $   --          $(2.03)          $(2.03)
 12/31/03                 23.27            (0.07)            4.86            4.79              --           (0.76)           (0.76)
 12/31/02                 31.19             0.01            (7.35)          (7.34)             --           (0.58)           (0.58)
 12/31/01                 39.36            (0.03)           (5.75)          (5.78)             --           (2.39)           (2.39)
 12/31/00                 42.66            (0.23)            0.84            0.61              --           (3.91)           (3.91)
 CLASS C SHARES
 12/31/04(b)             $26.68           $(0.07) c         $2.08           $2.01          $(0.16)         $(2.03)          $(2.19)

BURNHAM FINANCIAL
SERVICES FUND

 CLASS A SHARES
 12/31/04                $24.44            $0.09 c          $3.11           $3.20          $(0.11)         $(5.02)          $(5.13)
 12/31/03                 18.33             0.07 c           7.36            7.43           (0.03)          (1.29)           (1.32)
 12/31/02                 15.80             0.08 c           2.69            2.77           (0.05)          (0.19)           (0.24)
 12/31/01                 13.93             0.18 c           3.79            3.97           (0.13)          (1.97)           (2.10)
 12/31/00                  9.79             0.06             4.99            5.05           (0.06)          (0.85)           (0.91)
 CLASS B SHARES
 12/31/04                $23.80          $ (0.09) c         $2.99           $2.90          $   --          $(5.02)          $(5.02)
 12/31/03                 17.97            (0.09) c          7.21            7.12              --           (1.29)           (1.29)
 12/31/02                 15.59            (0.05) c          2.62            2.57              --           (0.19)           (0.19)
 12/31/01                 13.82             0.06 c           3.75            3.81           (0.07)          (1.97)           (2.04)
 12/31/00                  9.75             0.01             4.91            4.92              --           (0.85)           (0.85)

BURNHAM FINANCIAL
INDUSTRIES FUND (B)

 CLASS A SHARES
 12/31/04                $10.00           $(0.00) c,d       $1.39           $1.39          $   --          $(0.06)          $(0.06)
 CLASS C SHARES
 12/31/04                $10.00           $(0.05) c         $1.37           $1.32              --          $(0.06)          $(0.06)

                                                                                        RATIOS/SUPPLEMENTAL DATA
                                                                     ---------------------------------------------------------------
                                                                                  ATIO OF TOTAL   RATIO OF TOTAL
                                                                                  EXPENSES AFTER   EXPENSES BEFORE
                                                                                  REIMBURSEMENT/   REIMBURSEMENT/    RATIO OF NET
                                                                     NET ASSETS,     RECOVERY         RECOVERY       INCOME/(LOSS)
                  NET ASSET VALUE    REDEMPTION                     END OF YEAR    TO AVERAGE       TO AVERAGE        TO AVERAGE
                    END OF YEAR         FEE         TOTAL RETURN %  (IN $000'S)   NET ASSETS % 5    NET ASSETS % 5    NET ASSETS %
------------------------------------------------------------------------------------------------------------------------------------
BURNHAM FUND

 CLASS A SHARES
 12/31/04             $26.60            $0.00 d           7.01       $119,132          1.39             1.39            0.35
 12/31/03              26.94            --               21.60        126,868          1.39             1.39            0.51
 12/31/02              22.85            --              (23.14)       114,199          1.39             1.39            0.78
 12/31/01              30.65            --              (14.26)       158,459          1.37             1.23            0.64
 12/31/00              38.70            --                2.07        194,565          1.34             1.39            0.12
 CLASS B SHARES
 12/31/04             $26.96            $0.00 d           6.24         $3,793          2.14             2.14           (0.40)
 12/31/03              27.30            --               20.67          4,380          2.14             2.14           (0.24)
 12/31/02              23.27            --              (23.69)         4,929          2.13             2.13            0.05
 12/31/01              31.19            --              (14.88)         7,605          2.12             1.98           (0.11)
 12/31/00              39.36            --                1.26          7,158          2.09             2.14           (0.63)
 CLASS C SHARES
 12/31/04(b)          $26.50            $0.00 d           7.54 a           $8          2.14 e           2.15 e         (0.41) e

BURNHAM FINANCIAL
SERVICES FUND

 CLASS A SHARES
 12/31/04             $22.51            $0.00 d          13.13       $188,743          1.60             1.60            0.38
 12/31/03              24.44            --               40.66        289,609          1.60             1.50            0.31
 12/31/02              18.33            --               17.55         71,903          1.60             1.60            0.47
 12/31/01              15.80            --               29.28         23,710          1.60             1.95            1.12
 12/31/00              13.93            --               52.78          7,964          1.60             4.16            0.81
 CLASS B SHARES
 12/31/04             $21.68            $0.00 d          12.26        $38,897          2.35             2.35           (0.37)
 12/31/03              23.80            --               39.75         37,173          2.35             2.24           (0.44)
 12/31/02              17.97            --               16.50          8,201          2.34             2.34           (0.27)
 12/31/01              15.59            --               28.38          2,565          2.34             2.70            0.37
 12/31/00              13.82            --               51.62           $116          2.35             4.91            0.06

BURNHAM FINANCIAL
INDUSTRIES FUND (B)

 CLASS A SHARES
 12/31/04             $11.33            $0.00 d          13.87 a      $20,445          1.75 e           2.77 e         (0.03) e
 CLASS C SHARES
 12/31/04             $11.26            $0.00 d          13.17 a       $3,029          2.45 e           3.47 e         (0.67) e


               RATIOS/SUPPLEMENTAL
                      DATA
               -------------------
                   PORTFOLIO
                 TURNOVER RATE %
---------------------------------

BURNHAM FUND

 CLASS A SHARES
 12/31/04               59.4
 12/31/03               91.3
 12/31/02               94.1
 12/31/01               68.4
 12/31/00               49.6
 CLASS B SHARES
 12/31/04               59.4
 12/31/03               91.3
 12/31/02               94.1
 12/31/01               68.4
 12/31/00               49.6
 CLASS C SHARES
 12/31/04(b)            59.4

BURNHAM FINANCIAL
SERVICES FUND

 CLASS A SHARES
 12/31/04              125.0
 12/31/03              199.9
 12/31/02              219.6
 12/31/01              535.4
 12/31/00              327.5
 CLASS B SHARES
 12/31/04              125.0
 12/31/03              199.9
 12/31/02              219.6
 12/31/01              535.4
 12/31/00              327.5

BURNHAM FINANCIAL
INDUSTRIES FUND (B)

 CLASS A SHARES
 12/31/04              108.0
 CLASS C SHARES
 12/31/04              108.0

32-33  FINANCIAL HIGHLIGHTS                    SEE NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
  FINANCIAL HIGHLIGHTS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR.
--------------------------------------------------------------------------------

                                        INCOME FROM INVESTMENT OPERATIONS                           LESS DISTRIBUTIONS
                                  ----------------------------------------------  --------------------------------------------------

                                                                                                    DISTRIBUTIONS FROM
                                                                                                      CAPITAL GAINS
                                                                      TOTAL FROM     DIVIDENDS      (FROM SHORT-TERM
                 NET ASSET VALUE  NET INVESTMENT  NET REALIZED GAIN   INVESTMENT     (FROM NET         SECURITIES         TOTAL
               BEGINNING OF YEAR      INCOME        ON SECURITIES     OPERATIONS  INVESTMENT INCOME)  TRANSACTIONS)    DISTRIBUTIONS
------------------------------------------------------------------------------------------------------------------------------------
BURNHAM MONEY
MARKET FUND
 12/31/04             $1.00           $0.006          $    --              $0.006       $(0.006)       $     --          $(0.006)
 12/31/03              1.00            0.003               --               0.003        (0.003)         (0.000) f        (0.003)
 12/31/02              1.00            0.010               --               0.010        (0.010)             --           (0.010)
 12/31/01              1.00            0.033               --               0.033        (0.033)             --           (0.033)
 12/31/00              1.00            0.055            0.000 f             0.055        (0.055)             --           (0.055)

BURNHAM U.S.
GOVERNMENT
MONEY MARKET
FUND(H)
 12/31/04             $1.00           $0.006          $   --               $0.006       $(0.006)       $    --           $(0.006)
 12/31/03              1.00            0.004              --                0.004        (0.004)            --            (0.004)
 12/31/02              1.00            0.010              --                0.010        (0.010)            --            (0.010)
 12/31/01              1.00            0.032              --                0.032        (0.032)            --            (0.032)
 12/31/00              1.00            0.053              --                0.053        (0.053)            --            (0.053)


                                                                                RATIOS/SUPPLEMENTAL DATA
                                                                --------------------------------------------------
                                                                RATIO OF TOTAL   RATIO OF TOTAL
                                                                EXPENSES AFTER   EXPENSES BEFORE
                                                                REIMBURSEMENT/    REIMBURSEMENT/    RATIO OF NET
                                                 NET ASSETS,       RECOVERY          RECOVERY       INCOME/(LOSS)
              NET ASSET VALUE                   END OF YEAR       TO AVERAGE        TO AVERAGE      TO AVERAGE
                END OF YEAR     TOTAL RETURN %  (IN $000'S)      NET ASSETS %5    NET ASSETS %5     NET ASSETS %
------------------------------------------------------------------------------------------------------------------
BURNHAM MONEY
MARKET FUND
 12/31/04         $1.00            0.57          $49,698              0.87             1.00              0.54
 12/31/03          1.00            0.31           41,987              0.96 g           1.07              0.31
 12/31/02          1.00            1.00           39,927              0.97             1.15              0.99
 12/31/01          1.00            3.36           52,749              0.97             0.94              3.36
 12/31/00          1.00            5.66           53,150              0.97             1.12              5.52

BURNHAM U.S.
GOVERNMENT
MONEY MARKET
FUND(H)
 12/31/04         $1.00            0.60         $235,336                --             0.74              0.62
 12/31/03          1.00            0.39          163,811              0.80             0.79              0.39
 12/31/02          1.00            1.00          139,465              0.90             0.89              1.00
 12/31/01          1.00            3.28          140,019              0.87             0.83              3.19
 12/31/00          1.00            5.57          133,846              0.86             0.88              5.39

  A  TOTAL RETURN IS NOT ANNUALIZED FOR PERIODS LESS THAN ONE YEAR, ASSUMES DIVIDEND REINVESTMENT AND DOES NOT REFLECT THE EFFECT OF
     SALES CHARGES. TOTAL RETURN WOULD HAVE BEEN LOWER IN THE ABSENCE OF THE EXPENSE WAIVER.
  B  COMMENCED OPERATIONS ON APRIL 30, 2004.
  C  PER SHARE VALUES HAVE BEEN CALCULATED USING THE AVERAGE SHARES METHOD.
  D  LESS THAN $0.01 PER SHARE.
  E  ANNUALIZED.
  F  LESS THAN $0.001 PER SHARE.
  G  EFFECTIVE NOVEMBER 11, 2003, THE FUND'S EXPENSE CAP WAS CHANGED TO 0.87. PRIOR TO NOVEMBER 11, 2003, THE FUND'S EXPENSE CAP WAS
     0.97.
  H  FORMERLY THE BURNHAM U.S. TREASURY MONEY MARKET FUND.


34-35 FINANCIAL HIGHLIGHTS                     SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS

ADMINISTRATIVE FEES

1. BURNHAM FUND, BURNHAM FINANCIAL SERVICES FUND, BURNHAM FINANCIAL INDUSTRIES FUND, BURNHAM MONEY MARKET FUND AND BURNHAM U.S. GOVERNMENT MONEY MARKET FUND PAY THE ADMINISTRATOR 0.15% OF NET ASSETS UP TO $150 MILLION, 0.125% OF NET ASSETS FROM $150 MILLION TO $300 MILLION, AND 0.10% OF NET ASSETS ABOVE $300 MILLION (PERCENTAGE OF AVERAGE DAILY NET ASSETS).

MANAGEMENT FEES

2. BURNHAM ASSET MANAGEMENT CORP. SERVES AS THE ADVISOR TO THE FUNDS. THE ADVISOR IS ENTITLED TO A MONTHLY FEE AT AN ANNUAL RATE BASED UPON A PERCENTAGE OF THE AVERAGE DAILY NET ASSETS OF EACH FUND AT THE FOLLOWING
    RATES:

    BURNHAM FUND                                              0.60%
    BURNHAM FINANCIAL SERVICES FUND                           0.75%
    BURNHAM FINANCIAL INDUSTRIES FUND                         0.90%
    BURNHAM MONEY MARKET FUND                                 0.45%
    BURNHAM U.S. GOVERNMENT MONEY MARKET FUND                 0.40%

    THE BURNHAM FINANCIAL INDUSTRIES FUND ADVISER'S BASIC FEE MAY BE ADJUSTED UPWARD OR DOWNWARD (BY UP TO 0.10% OF THE FUND'S AVERAGE DAILY NET ASSETS) DEPENDING ON WHETHER AND TO WHAT EXTENT THE FUND'S PERFORMANCE, FOR THE RELEVANT PERFORMANCE PERIOD, (THE PERFORMANCE PERIOD CONSISTS OF THE CURRENT MONTH AND THE PRIOR 35 MONTHS, OR SUCH SHORTER PERIOD SINCE COMMENCEMENT OF THE FUND'S OPERATIONS) EXCEEDS OR IS EXCEEDED BY THE PERFORMANCE OF THE PHLX/KBW BANK INDEX. THIS PERFORMANCE COMPARISON IS MADE AT THE END OF EACH MONTH.

DISTRIBUTION FEES AND COMMISSIONS

3. THE FOLLOWING FUNDS PAY THE DISTRIBUTOR A DISTRIBUTION FEE OF:

                                          CLASS A   CLASS B   CLASS C
                                          -------   -------   -------
    BURNHAM FUND                           0.25%     0.75%      0.75%
    BURNHAM FINANCIAL SERVICES FUND        0.25%     0.75%        --
    BURNHAM FINANCIAL INDUSTRIES FUND      0.30%       --       0.75%

    THE FOLLOWING FUNDS PAY THE DISTRIBUTOR A SERVICE FEE OF:

                                        CLASS B  CLASS C
                                        -------  -------
    BURNHAM FUND                          0.25%   0.25%
    BURNHAM FINANCIAL SERVICES FUND       0.25%     --
    BURNHAM FINANCIAL INDUSTRIES FUND       --    0.25%

    THE DISTRIBUTOR ALSO RECEIVED:

                               CLASS A
                                SALES
                             COMMISSION/   CLASS B  CLASS C  BROKER
                                CDSC        CDSC     CDSC  COMMISSIONS
                                ----        ----     ----  -----------
    BURNHAM FUND               $9,352     $19,703    $--    $218,199
    BURNHAM FINANCIAL
       SERVICES FUND         $185,796    $232,205    $--    $103,913
    BURNHAM FINANCIAL
       INDUSTRIES FUND        $46,076         $--    $40     $12,422

4. FOR CLASS A SHARES, THE OFFERING PRICE, WITH MAXIMUM 5% SALES CHARGE WAS $28.00, $23.69 AND $11.93 FOR BURNHAM FUND, BURNHAM FINANCIAL SERVICES FUND AND BURNHAM FINANCIAL INDUSTRIES FUND, RESPECTIVELY. THE REDEMPTION PRICE IS NAV. FOR CLASS B AND CLASS C SHARES THE OFFERING PRICE IS NAV AND THE REDEMPTION PRICE VARIES WITH ANY CDSC CHARGED.

EXPENSES

5. THE ADVISOR CURRENTLY LIMITS THE FUNDS' TOTAL EXPENSES TO THE FOLLOWING RATES BASED ON AVERAGE NET ASSETS FOR CLASS A, CLASS B AND CLASS C:

                                        CLASS A  CLASS B  CLASS C
                                        -------  -------  -------
    BURNHAM FUND                         1.39%     2.14%    2.14%
    BURNHAM FINANCIAL SERVICES FUND      1.60%     2.35%     N/A
    BURNHAM FINANCIAL INDUSTRIES FUND    1.75%      N/A     2.45%
    BURNHAM MONEY MARKET FUND            0.87%      N/A      N/A

    PURSUANT TO AN EXPENSE LIMITATION AGREEMENT (THE "AGREEMENT") WITH BURNHAM FINANCIAL INDUSTRIES FUND, AND UNDER A PLAN APPROVED BY THE AUDIT COMMITTEE ON FEBRUARY 16, 2001 REGARDING BURNHAM FUND, BURNHAM FINANCIAL SERVICES FUND AND BURNHAM MONEY MARKET FUND, ANY REDUCTIONS OR REIMBURSEMENTS MADE TO THE FUNDS BY THE ADVISOR DURING THE TERM OF SUCH PLAN OR THE AGREEMENT ARE SUBJECT TO RECOVERY WITHIN THE FOLLOWING THREE YEARS, PROVIDED THE FUNDS ARE ABLE TO EFFECT SUCH REIMBURSEMENTS AND REMAIN IN COMPLIANCE WITH APPLICABLE EXPENSE LIMITATIONS. THIS LIMIT UNDER THE PLAN IS VOLUNTARY FOR BURNHAM FUND, BURNHAM FINANCIAL SERVICES FUND AND BURNHAM MONEY MARKET FUND AND THE ADVISOR COULD CHANGE OR DISCONTINUE IT AT ANY TIME AND UNDER THE AGREEMENT FOR BURNHAM FINANCIAL INDUSTRIES FUND, IS CONTRACTUAL UNTIL AT LEAST APRIL 30, 2005. FOR THE YEAR ENDED DECEMBER 31, 2004, THE ADVISOR'S NET RECOUPMENT OR NET REIMBURSEMENT IS AS FOLLOWS:

                                NET         NET       SUBJECT TO
                            RECOUPMENT  REIMBURSEMENT RECOUPMENT
                            ----------  ------------- ----------
    BURNHAM FINANCIAL
       INDUSTRIES FUND             $--     $86,248      $86,248
    BURNHAM MONEY
       MARKET FUND                 $--     $70,981     $210,014

SECURITIES AND WRITTEN OPTIONS TRANSACTIONS

6. THE AGGREGATE COST OF PURCHASES AND PROCEEDS FROM SALES OF SECURITIES, EXCLUDING SHORT-TERM INVESTMENTS FOR THE YEAR ENDED DECEMBER 31, 2004, ARE AS FOLLOWS:

                                 PURCHASES            SALES
                                 ---------            -----
    BURNHAM FUND                 $70,901,424       $78,541,428
    BURNHAM FINANCIAL
       SERVICES FUND            $326,296,839      $366,390,599
    BURNHAM FINANCIAL
       INDUSTRIES FUND           $35,518,094       $13,091,579

    WRITTEN OPTION ACTIVITY FOR THE FUNDS WAS AS FOLLOWS:

BURNHAM FUND

    WRITTEN OPTIONS                 NUMBER OF CONTRACTS   PREMIUMS
                                    -------------------   --------
    OUTSTANDING AT DECEMBER 31, 2003       1,250         $121,619
    WRITTEN                                6,485          867,320
    EXPIRED                                 (600)         (60,599)
    CLOSED                                (1,700)        (339,293)
    EXERCISED                             (2,050)        (184,188)
                                          ------         --------
    OUTSTANDING AT DECEMBER 31, 2004       3,385         $404,859
                                          ======         ========

BURNHAM FINANCIAL SERVICES FUND

    WRITTEN OPTIONS                 NUMBER OF CONTRACTS   PREMIUMS
                                    -------------------   --------
    OUTSTANDING AT DECEMBER 31, 2003      44,325        $5,743,360
    WRITTEN                               71,645         7,997,527
    EXPIRED                              (37,002)       (3,759,335)
    CLOSED                               (35,451)       (4,813,299)
    EXERCISED                            (21,291)       (2,543,409)
                                          ------        ----------
    OUTSTANDING AT DECEMBER 31, 2004      22,226        $2,624,844
                                          ======        ==========

BURNHAM FINANCIAL INDUSTRIES FUND

    WRITTEN OPTIONS                 NUMBER OF CONTRACTS   PREMIUMS
                                    -------------------   --------
    OUTSTANDING AT DECEMBER 31, 2003          --         $     --
    WRITTEN                                6,525          940,868
    EXPIRED                                 (330)         (36,155)
    CLOSED                                (1,765)        (320,332)
    EXERCISED                               (335)         (47,265)
                                          ------         --------
    OUTSTANDING AT DECEMBER 31, 2004       4,095         $537,116
                                          ======         ========

7. SECURITIES OR PARTIAL SECURITIES ON WHICH CALL OPTIONS WERE WRITTEN.



36  NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS

DISTRIBUTIONS AND TAXES

8. IT IS EACH FUND'S POLICY TO QUALIFY AS A REGULATED INVESTMENT COMPANY BY COMPLYING WITH THE REQUIREMENTS OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, APPLICABLE TO REGULATED INVESTMENT COMPANIES AND BY DISTRIBUTING SUBSTANTIALLY ALL OF ITS EARNINGS TO ITS SHAREHOLDERS. THEREFORE, NO FEDERAL INCOME TAX PROVISION IS REQUIRED.

    INCOME DISTRIBUTIONS AND CAPITAL GAIN DISTRIBUTIONS ARE DETERMINED IN ACCORDANCE WITH INCOME TAX REGULATIONS, WHICH MAY DIFFER FROM GENERALLY ACCEPTED ACCOUNTING PRINCIPLES. THE CHARACTER OF DISTRIBUTIONS PAID ON A TAX BASIS DURING 2004 AND 2003 IS AS FOLLOWS:

                                            BURNHAM         BURNHAM
                                           FINANCIAL       FINANCIAL
   2004                   BURNHAM FUND   SERVICES FUND   INDUSTRIES FUND
------------------------------------------------------------------------
   DISTRIBUTIONS PAID FROM:
   ORDINARY INCOME         $  766,925     $   712,245      $       --
   SHORT-TERM CAPITAL GAIN  2,017,052      32,776,516         111,484
   LONG-TERM CAPITAL GAIN   6,814,396       9,564,695              --
                           ----------     -----------      ----------
                           $9,598,373     $43,053,456      $  111,484
                           ==========     ===========      ==========

                                               BURNHAM
                                              FINANCIAL
   2003                      BURNHAM FUND   SERVICES FUND
---------------------------------------------------------
   DISTRIBUTIONS PAID FROM:
   ORDINARY INCOME            $  240,560   $   347,118
   SHORT-TERM CAPITAL GAIN     1,990,586     9,880,283
   LONG-TERM CAPITAL GAIN      1,640,928     5,660,390
                              ----------   -----------
                              $3,872,074   $15,887,791
                              ==========   ===========

    THE BURNHAM MONEY MARKET FUND AND BURNHAM U.S. GOVERNMENT MONEY MARKET FUND DID NOT HAVE ANY BOOK/TAX DIFFERENCES FOR DISTRIBUTIONS PAID DURING 2004 AND 2003.

    AS OF DECEMBER 31, 2004, THE COMPONENTS OF DISTRIBUTABLE EARNINGS ON A TAX BASIS WERE AS FOLLOWS:

                                              BURNHAM        BURNHAM
                                             FINANCIAL      FINANCIAL
   2004                     BURNHAM FUND   SERVICES FUND  INDUSTRIES FUND
-------------------------------------------------------------------------

   ORDINARY INCOME             $199,897      $2,172,745      $492,296
   ACCUMULATED GAINS         $2,274,943        $793,993        $3,002
   UNREALIZED APPRECIATION  $28,636,411     $28,197,014    $1,379,326

    NET INVESTMENT INCOME AND REALIZED GAIN AND LOSS FOR FEDERAL TAX PURPOSES DIFFER FROM THAT REPORTED IN THE FINANCIAL STATEMENTS BECAUSE OF PERMANENT BOOK AND TAX DIFFERENCES. THESE DIFFERENCES ARE PRIMARILY RELATED TO DIFFERING TREATMENT OF LONG-TERM CAPITAL GAINS DIVIDENDS, WASH SALES AND THE TAX PRACTICE KNOWN AS EQUALIZATION. AS OF DECEMBER 31, 2004 THE PERMANENT BOOK AND TAX BASIS DIFFERENCES WERE AS FOLLOWS:

                                                            BURNHAM
                                    BURNHAM     BURNHAM       U.S.
                                   FINANCIAL   FINANCIAL   GOVERNMENT
                                   SERVICES   INDUSTRIES  MONEY MARKET
   2004                              FUND        FUND         FUND
----------------------------------------------------------------------
   INCREASE/(DECREASE)
    UNDISTRIBUTED NET
      INVESTMENT
      INCOME/(LOSS)                $(108,505)    $2,885       $399
   INCREASE/(DECREASE)
    ACCUMULATED NET
      REALIZED
      GAIN/(LOSS)                $(7,641,887)    $2,097      $(399)
   INCREASE/(DECREASE) TO
    PAID-IN-CAPITAL               $7,750,392    $(4,982)       $--

    AS OF DECEMBER 31, 2004, THE BURNHAM FUND AND BURNHAM MONEY MARKET FUND DID NOT HAVE ANY PERMANENT BOOK/TAX DIFFERENCES.

OFFICERS AND TRUSTEES INTERESTS

9. OFFICERS AND TRUSTEES OWNED A PORTION OF THE FOLLOWING FUNDS SHARES OUTSTANDING AS OF DECEMBER 31, 2004:

    BURNHAM FUND                                              3.88%
    BURNHAM FINANCIAL SERVICES FUND                           0.31%
    BURNHAM FINANCIAL INDUSTRIES FUND                         1.73%

    SUBSTANTIALLY ALL OF THE ASSETS OF THE BURNHAM MONEY MARKET FUND AND BURNHAM U.S. GOVERNMENT MONEY MARKET FUND ARE OWNED BY CUSTOMERS AT THE FUND'S DISTRIBUTOR AND AFFILIATES.

SECURITIES LENDING

10. AT DECEMBER 31, 2004, SECURITIES OR A PORTION OF THESE SECURITIES ARE OUT ON LOAN. THE AGGREGATE MARKET VALUE OF THESE LOANED SECURITIES AND THE VALUE OF THE CASH COLLATERAL THE FUNDS RECEIVED ARE AS FOLLOWS:

                           LOANED SECURITIES       % OF        VALUE OF
                             MARKET VALUE       NET ASSETS  CASH COLLATERAL
                             ------------       ----------  ---------------
    BURNHAM FUND               $12,476,294        10.15%      $12,882,120
    BURNHAM FINANCIAL
       SERVICES FUND            $7,840,497         3.44%       $8,170,835
    BURNHAM U.S. GOVERNMENT
       MONEY MARKET FUND       $32,939,947        14.00%      $33,660,000

DISCLOSURE OF CERTAIN COMMITMENTS AND CONTINGENCIES

11. IN THE NORMAL COURSE OF BUSINESS, THE FUNDS MAY ENTER INTO CONTRACTS AND AGREEMENTS THAT CONTAIN A VARIETY OF REPRESENTATIONS AND WARRANTIES, WHICH PROVIDE GENERAL INDEMNIFICATIONS. THE MAXIMUM EXPOSURE TO THE FUNDS UNDER THESE ARRANGEMENTS IS UNKNOWN, AS THIS WOULD INVOLVE FUTURE CLAIMS THAT MAY BE MADE AGAINST THE FUNDS THAT HAVE NOT YET OCCURRED. HOWEVER, BASED ON EXPERIENCE, THE FUNDS EXPECT THE RISKS OF LOSS TO BE REMOTE.

TRANSACTIONS WITH AFFILIATED SECURITIES

12. DURING THE YEAR THE BURNHAM FINANCIAL SERVICES FUND OWNED SHARES OF THE FOLLOWING AFFILIATED SECURITIES. AN AFFILIATED SECURITY IS A SECURITY IN WHICH THE FUND HAS OWNERSHIP OF AT LEAST 5% OF THE VOTING SECURITIES.

                         PURCHASE   COST OF    DIVIDEND
    AFFILIATE              COST      SALES      INCOME      VALUE
    ---------              ----      -----      ------      -----
    BRIDGE STREET
       FINANCIAL, INC.       $--   $(231,000)   $30,989  $2,618,000
    CENTRAL BANCORP, INC.     --          --     54,288   3,167,931
    PEREGRINE HOLDINGS LTD.   --          --         --     247,980
                           -----   ---------    -------  ----------
                             $--   $(231,000)   $85,277  $6,033,911
                           =====   =========    =======  ==========

RESTRICTED SECURITIES

13. EACH OF THE BURNHAM FUND, BURNHAM FINANCIAL SERVICES FUND AND BURNHAM FINANCIAL INDUSTRIES FUND MAY NOT INVEST MORE THAN 15% OF ITS NET ASSETS WHICH ARE SUBJECT TO LEGAL OR CONTRACTUAL RISKS. AT DECEMBER 31, 2004, THE BURNHAM FUND AND BURNHAM FINANCIAL SERVICES FUND OWNED THE FOLLOWING RESTRICTED SECURITIES WHICH MAY NOT BE PUBLICLY SOLD WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933 ("THE 1933 ACT.") THE VALUE OF THESE SECURITIES IS DETERMINED BY VALUATIONS SUPPLIED BY A PRICING SERVICE OR BROKER, OR IF NOT AVAILABLE, IN GOOD FAITH BY OR AT THE DIRECTION OF THE TRUSTEES. CERTAIN OF THESE SECURITIES MAY BE OFFERED AND SOLD TO "QUALIFIED INSTITUTIONAL BUYERS" UNDER THE RULE 144A OF THE 1933 ACT.


                                                NOTES TO FINANCIAL STATEMENTS 37

NOTES TO FINANCIAL STATEMENTS

    DESCRIPTION,
    DATE OF PURCHASE,
    % OF NET ASSETS        FUND     SHARES     COST       VALUE
    ---------------        ----     ------     ----       -----
    FIELDSTONE            BURNHAM   37,500   $562,500   $646,875
    INVESTMENT CORP.       FUND
    11/10/03
    0.52%

    CENTENNIAL BANK       BURNHAM   750,000 $7,500,000 $7,875,000
    HOLDINGS, INC.       FINANCIAL
    7/15/04              SERVICES
    3.46%                  FUND

    FIELDSTONE            BURNHAM   412,500 $6,187,500 $7,115,625
    INVESTMENT CORP.     FINANCIAL
    11/10/03             SERVICES
    3.13%                  FUND

    PEREGRINE             BURNHAM   250,000  $247,980   $247,980
    HOLDINGS LLC         FINANCIAL
    05/31/02             SERVICES
    0.11%                  FUND

INDUSTRY RISK

14. BURNHAM FUND, BURNHAM FINANCIAL SERVICES FUND AND BURNHAM FINANCIAL INDUSTRIES FUND MAY BE DISPROPORTIONATELY AFFECTED BY EVENTS AFFECTING THE FINANCIAL SERVICES SECTOR. EVENTS AFFECTING THE FINANCIAL SERVICES SECTOR MAY INCLUDE THE FOLLOWING:

    O    CHANGE IN INCOME CONDITIONS AND INTEREST RATES

    O    FINANCIAL COMPANIES MAY FALL OUT OF FAVOR

    O    CONCENTRATION OF INVESTMENTS MAY INCREASE VOLATILITY OF THE FUND

SHORT-TERM TRADING (REDEMPTION FEE)

15. SHAREHOLDERS IN THE BURNHAM FUND, BURNHAM FINANCIAL SERVICES FUND AND THE BURNHAM FINANCIAL INDUSTRIES FUND ARE SUBJECT TO A REDEMPTION FEE EQUAL TO 2.0% OF THE PROCEEDS FOR THE REDEEMED SHARES WITHIN 60 DAYS OF PURCHASE. ALL REDEMPTION FEES ARE RETAINED BY THE FUND AND ACCOUNTED FOR AS AN ADDITION TO PAID-IN-CAPITAL.

SUBSEQUENT EVENT

16. EFFECTIVE JANUARY 3, 2005, CLASS A SHARES OF THE BURNHAM FINANCIAL SERVICES FUND WHICH WAS CLOSED TO NEW INVESTORS ON JANUARY 30, 2004 ARE AVAILABLE FOR PURCHASE BY NEW INVESTORS.

38  NOTES TO FINANCIAL STATEMENTS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Burnham Investors Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights, all as presented on pages 12 through 38, present fairly, in all material respects, the financial position of Burnham Investors Trust (constituting Burnham Fund, Burnham Financial Services Fund, Burnham Financial Industries Fund, Burnham Money Market Fund and Burnham U.S. Government Money Market Fund (formerly the U.S. Treasury Money Market Fund), hereafter referred to as the "Funds") at December 31, 2004, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 16, 2005

OTHER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------
UNDERSTANDING YOUR FUND EXPENSES
--------------------------------------------------------------------------------

As a shareholder of the Burnham Fund, Burnham Financial Services Fund, Burnhan Financial Industries Fund, Burnham Money Market Fund or the Burnham U.S. Government Money Market Fund (the "funds"), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A shares; and (2) ongoing costs, including management fees, distribution and/or service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2004 to December 31, 2004.

ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you compare the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                            HYPOTHETICAL
                                                ACTUAL EXPENSES                     (5% RETURN BEFORE EXPENSES)
                                     -------------------------------------      ------------------------------------
                                                                 EXPENSES                                  EXPENSES
                                     BEGINNING      ENDING     PAID DURING      BEGINNING      ENDING    PAID DURING
                                      ACCOUNT      ACCOUNT       PERIOD*         ACCOUNT      ACCOUNT      PERIOD*
                                       VALUE        VALUE       07/01/2004-       VALUE        VALUE      07/01/2004-    EXPENSE
                                     07/01/2004   12/31/2004    12/31/2004      07/01/2004   12/31/2004   12/31/2004      RATIO
                                     ----------   ----------    ----------      ----------   ----------   ----------     --------
BURNHAM FUND

Class A ..........................     $1,000       $1,060        $ 7.25         $1,000        $1,018        $ 7.10         1.40%

Class B ..........................      1,000        1,056         11.11          1,000         1,014         10.89         2.15%

Class C ..........................      1,000        1,058         11.12          1,000         1,014         10.89         2.15%

BURNHAM FINANCIAL SERVICES FUND

Class A ..........................     $1,000       $1,110        $ 9.12         $1,000        $1,016        $ 8.72         1.72%

Class B ..........................      1,000        1,106         13.08          1,000         1,013         12.50         2.47%

BURNHAM FINANCIAL INDUSTRIES FUND

Class A ..........................     $1,000       $1,088        $ 9.18         $1,000        $1,016        $ 8.87         1.75%

Class C ..........................      1,000        1,083         12.83          1,000         1,013         12.50         2.45%

BURNHAM MONEY MARKET FUND ........     $1,000       $1,004        $ 4.38         $1,000        $1,021        $ 4.42         0.87%

BURNHAM U.S. GOVERNMENT MONEY
MARKET FUND ......................     $1,000       $1,005        $ 3.78         $1,000        $1,021        $ 3.81         0.75%

* Expenses are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by the 184 days in the most recent fiscal half-year, divided by 366 days in the year (to reflect the one-half year period).

PROXY VOTING POLICIES AND PROCEDURES
A description of the policies and procedures that the fund uses to determine how to vote proxies and information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 874-3863; (2) on the fund's website located at http://www.burnhamfunds.com; and (3) on the U.S. Securities and Exchange Commission's ("SEC") website located at http://www.sec.gov.

PORTFOLIO HOLDINGS
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available (1) by calling (800) 874-3863; (2) on the fund's website located at http://www.burnhamfunds.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling 1-800-SEC-0330.

TAX INFORMATION
Of the distributions made by the following funds, the corresponding percentages represent the amount of each distribution, which will qualify for the 15% dividend income tax rate available as of December 31, 2004.

Burnham Fund                                         60.92%
Burnham Financial Services Fund                      13.05%
Burnham Financial Industries Fund                   100.00%

Of the distributions made by the following funds, the corresponding percentages represent the amount of each distribution, which may qualify for the dividends received deduction available to corporate shareholders.

Burnham Fund                                         81.37%
Burnham Financial Services Fund                      16.11%
Burnham Financial Industries Fund                   100.00%

For the fiscal year ended December 31, 2004, the amount of long-term capital gain designated by the funds is as follows:

Burnham Fund                                     $9,012,524
Burnham Financial Services Fund                 $11,285,282
Burnham Financial Industries Fund                    $3,002

40  OTHER INFORMATION

THE FUNDS'

      BOARD OF TRUSTEES
------------------------

The tables below provide information on the individuals who serve as trustees and officers of Burnham Investors Trust (to which all funds in this report belong). The Board of Trustees oversees the funds' business and investment activities and is responsible for protecting the interests of fund shareholders.

Two of the trustees are considered affiliated or "interested" persons under the Investment Company Act of 1940. This category is defined as including any person who is an officer, director, or employee of Burnham Asset Management or Burnham Securities Inc., as well as anyone who -- individually or otherwise -- owns, controls, or has voting power over 5% or more of the securities of the Burnham companies mentioned above or of any of the funds.

Although Burnham Investors Trust was formed in 1999, the dates of service shown below include any time spent as trustee of the trust's predecessor organization, Burnham Fund, which was formed in June of 1975. All trustees oversee five active portfolios as disclosed in this report. Each trustee serves until his or her resignation or termination. Each officer serves at the pleasure of the Board of Trustees or until a successor is elected. During the year covered by this report, the Board of Trustees met six times. For purposes of trust business, the address for all trustees is c/o Burnham Investors Trust, 1325 Avenue of the Americas, 26th Floor, New York, NY 10019.

Jon M. Burnham, and Debra B. Hyman are father, and daughter respectively.

You can find more information about the trustees in the Statement of Additional Information, which is available free by calling 1-800-874-FUND (3863).

AFFILIATED TRUSTEES WHO ARE OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

                           TRUST POSITION(S);
NAME, YEAR BORN            YEAR ELECTED TRUSTEE             PRINCIPAL OCCUPATION(S) AND ALL DIRECTORSHIPS DURING THE LAST FIVE YEARS

JON M. BURNHAM             Chairman, President,             Chairman, CEO, Director, Burnham Asset Management Corp.,
1936                       CEO; 1986                        Burnham Securities Inc.

GEORGE STARK               Trustee; 2002                    Senior Managing Director, Burnham Securities Inc., President,
1944                                                        CEO of Stark Capital Management


PRINCIPAL OFFICERS OF THE TRUST WHO ARE NOT TRUSTEES
--------------------------------------------------------------------------------
NAME, YEAR BORN            OFFICE(S) HELD; YEAR APPOINTED     PRINCIPAL OCCUPATION(S) DURING THE LAST FIVE YEARS

MICHAEL E. BARNA           Executive Vice                     EVP, Assistant Secretary, Burnham Asset Management Corp.
1961                       President, Chief
                           Financial Officer,
                           Secretary; 1989

DEBRA B. HYMAN             Executive Vice                     Director, VP, Burnham Asset Management Corp.,
1961                       President; 1989                    Burnham Securities Inc.

PAT A. COLLETTI            First Vice President,              First VP, Burnham Asset Management Corp.,
1958                       Treasurer; 2004                    since 2004; 1999 to 2004, VP and Director of Fund
                                                              Accounting and Administration, PFPC Inc.

FRANK A. PASSANTINO        First Vice President,              First VP, Burnham Asset Management Corp.,
1964                       Assistant Secretary;               Burnham Securities Inc.
                           1990

                                                            BOARD OF TRUSTEES 41

PRINCIPAL OFFICERS OF THE TRUST WHO ARE NOT TRUSTEES CONTINUED
--------------------------------------------------------------------------------
NAME, YEAR BORN            OFFICE(S) HELD; YEAR APPOINTED   PRINCIPAL OCCUPATION(S) DURING THE LAST FIVE YEARS

RONALD M. GEFFEN           Vice President; 1990             Managing Director, Burnham Asset Managment Corp.,
1952                                                        Burnham Securities Inc.

LOUIS S. ROSENTHAL         Vice President; 1989             First VP, Prudential Financial Inc.
1928

RANDOLPH GUGGENHEIMER      Chief Compliance                 Managing Director, Burnham Securities Inc.
1935                       Officer; 2004


INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

NAME, YEAR BORN            YEAR ELECTED TRUSTEE             PRINCIPAL OCCUPATION(S) AND ALL DIRECTORSHIPS DURING THE LAST FIVE YEARS

CLAIRE B. BENENSON         1975                             Financial Conference Consultant; Trustee, Phoenix Funds;
1919                                                        Director, Financial Conferences; Chairman, Department of Business
                                                            and Financial Affairs, The New School for Social Research

LAWRENCE N. BRANDT         1991                             Director, President, Lawrence N. Brandt, Inc. (real estate development)
1927

JOYCE E. HEINZERLING       2004                             General Counsel, Archery Capital LLC
1956

WILLIAM W. KARATZ          1989                             Senior Counsel, Pilsbury Winthrop; Senior Counsel, Former Partner
1926                                                        Winthrop, Stimson, Putnam & Roberts

DAVID L. LANDSITTEL        2004                             Certified Public Accountant; Independent Consultant on auditing
1940                                                        matters; Director, American Express Bank Ltd.; Chair of the Board, CPA
                                                            Endowment Fund of Illinois

JOHN C. MCDONALD           1989                             President, MBX Inc. (telecommunications)
1936

DONALD B. ROMANS           1975                             President, Romans and Co. (private investment, financial consulting);
1931                                                        Trustee, Phoenix Funds

ROBERT F. SHAPIRO          1989                             Vice Chairman, Klingenstein, Fields & Co., L.L.C.
1934

ROBERT S. WEINBERG         1975                             President, R.S. Weinberg & Associates (corporate consulting)
1927

42  BOARD OF TRUSTEES

MODERN PORTFOLIO THEORY STATISTICS TERMS
----------------------------------------

BETA
A measure of a fund's sensitivity to market movements, relative to the S&P 500. (By definition, the beta of the S&P 500 is 1.00.)

R2
Reflects the percentage of a fund's movements that are explained by movements in its benchmark index. An R2 of 100 means that all movements are explained by the benchmark.

ALPHA
Measures the difference between the fund's actual returns and its expected performance, given its level of risk.

STANDARD DEVIATION
A statistical measure of the range of a fund's performance. The greater the standard deviation, the greater the fund's volatility.

SHARPE RATIO
Risk-adjusted measure using standard deviation and excess return to determine reward per unit of risk. The higher the Sharpe Ratio, the better the fund's historical risk-adjusted performance.

MORNINGSTAR STYLE BOX
The Morningstar Style Box is a nine-square grid that provides a graphical representation of the "investment style" of stocks and mutual funds. For stocks and stock funds, it classifies securities according to market capitalization (the vertical axis) and growth and value factors (the horizontal axis). Fixed income funds are classified according to credit quality (the vertical axis) and sensitivity to changes in interest rates (the horizontal axis).

By providing an easy-to-understand visual representation of stock and fund characteristics, the Morningstar Style Box allows for informed comparisons and portfolio construction based on actual holdings, as opposed to assumptions based on a fund's name or how it is marketed. The Style Box also forms the basis for Morningstar's style-based fund categories and market indexes.

How It Works - Domestic Stocks and Stock Funds
The vertical axis of the Style Box defines three size categories, or capitalization bands - small, mid and large. The horizontal axis defines three style categories. Two of these categories, "value" and "growth," are common to both stocks and funds. However, for stocks, the central column of the style box represents the core style (those stocks for which neither value or growth characteristics dominate); for funds, it represents the blend style (a mixture of growth and value stocks or mostly core stocks).

Style Box assignments begin at the individual stock level. Morningstar determines the investment style of each individual stock in its database. The style attributes of individual stocks are then used to determine the style classification of stock mutual funds.

[GRAPHIC OMITTED]
 BURNHAM INVESTORS TRUST LOGO


DISTRIBUTOR:
BURNHAM SECURITIES, INC.
1325 Avenue of the Americas, 26th Floor
New York, NY 10019

PHONE: 1-800-874-FUND (3863)
INTERNET: www.burnhamfunds.com
EMAIL: contact@burnhamfunds.com

This report was prepared for current shareholders of the Burnham Family of Funds, which are all part of Burnham Investors Trust. To be distributed to potential shareholders, it must be accompanied by a current prospectus.

Because this report gives data about the past, the funds' holdings and the managers' views may have changed since this report was prepared. None of the information in this report is intended as investment advice for individual investors, or as market predictions or securities recommendations, either explicit or implicit.


OFFICERS OF THE TRUST
--------------------------------------------------------------------------------
JON M. BURNHAM
PRESIDENT AND CHIEF EXECUTIVE OFFICER

MICHAEL E. BARNA
EXECUTIVE VICE PRESIDENT, CHIEF FINANCIAL OFFICER AND
SECRETARY

DEBRA B. HYMAN
EXECUTIVE VICE PRESIDENT

PAT A. COLLETTI
FIRST VICE PRESIDENT AND TREASURER

FRANK A. PASSANTINO
FIRST VICE PRESIDENT AND ASSISTANT SECRETARY

RONALD M. GEFFEN
VICE PRESIDENT

LOUIS S. ROSENTHAL
VICE PRESIDENT

RANDOLPH GUGGENHEIMER
CHIEF COMPLIANCE OFFICER


BOARD OF TRUSTEES
--------------------------------------------------------------------------------

CHAIRMAN
Jon M. Burnham


TRUSTEES
--------------------------------------------------------------------------------
Claire B. Benenson

Lawrence N. Brandt

Joyce E. Heinzerling

William W. Karatz

David L. Landsittel

John C. McDonald

Donald B. Romans

Robert F. Shapiro

George Stark

Robert S. Weinberg

ITEM 2. CODE OF ETHICS.

     (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.


     (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.


     (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.



ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's board of Trustees has determined that David Landsittel is qualified to serve as an audit committee financial expert serving on its audit committee and that he is "independent," as defined by Item 3 of Form N-CSR.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

AUDIT FEES

     (a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $109,025 for 2004 and $94,925 for 2003.

AUDIT-RELATED FEES

     (b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2004 and $0 for 2003.

TAX FEES

     (c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $22,975 for 2004 and $16,875 for 2003.

ALL OTHER FEES

     (d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2004 and $0 for 2003.

      (e)(1)  Disclose   the  audit   committee's   pre-approval   policies  and
              procedures   described  in  paragraph   (c)(7)  of  Rule  2-01  of
              Regulation S-X.

                             BURNHAM INVESTORS TRUST



            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES

                       PROVIDED BY THE INDEPENDENT AUDITOR



                  SECTION I - POLICY PURPOSE AND APPLICABILITY

a.

Burnham Investors Trust (the "Trust") recognizes the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving the Trust's management, its audit committee and its independent auditors.



The Trust, on behalf of its series (the "Funds"), recognize that a Fund's independent auditors: 1) possess knowledge of the operations of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use a Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Regulation S-X Rule 2-01(c)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the Trust's independent audit firm to perform audit, audit-related, tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a particular Fund shall also constitute approval, subject to the same terms and conditions, for any other Fund whose pre-approval is required pursuant to Regulation S-X Rule 2-01(c)(7)(ii). This policy shall apply both to Funds existing on the date of its adoption and to Funds created thereafter.



In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Regulation S-X Rule 2-01 may be approved by the Audit Committee itself (or such member or members of the Audit Committee as the Audit Committee may authorize to grant such approval) and any pre-approval that may be waived in accordance with Regulation S-X Rule 2-01(c)(7)(i)(C) is hereby waived.



Selection of a Fund's independent auditors and their compensation for purposes of the annual audit shall be determined by the Audit Committee and shall not be subject to this policy.



Approved:  November 2003

                         (1)Section II - Policy Detail


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II.
SERVICE      SERVICE CATEGORY            A. SPECIFIC PRE-APPROVED SERVICE            AUDIT COMMITTEE APPROVAL      AUDIT COMMITTEE
CATEGORY       DESCRIPTION                      SUBCATEGORIES                              POLICY                 REPORTING POLICY
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
1. AUDIT   Services  that are      o     Accounting  research  assistance      o   "One-time" pre-             o       A summary
SERVICES   directly  related  to   o     SEC  consultation,  registration        approval for the audit         of all such services
           performing the              statements, and reporting                 period for all pre-approved    and related fees
           independent audit of    o     Tax accrual related matters             specific service               reported at each
           the Funds               o     Implementation of new accounting        subcategories. Approval of     regularly
                                       standards                                 the independent auditors as    scheduled Audit
                                   o     Compliance letters (e.g., rating        auditors for a Fund shall      Committee
                                       agency letters)                           constitute pre-approval for    meeting.
                                   o     Regulatory reviews and interpretive     these services.
                                       assistance regarding financial matters
                                   o     Semi-annual report reviews (if
                                       requested)
                                   o     Attest and agreed upon procedures
                                       required by statute

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2. AUDIT-  Services which are      o     AICPA attest and agreed-upon           o  "One-time" pre-             o       A summary
RELATED    not prohibited under        procedures                                approval for the Fund fiscal   of all such services
SERVICES   Rule 2-01(C)(4) (the    o     Attest or agreed-upon procedures not    year within a specified        and related fees
           "Rule") and are             required by statute or SEC or accounting  dollar limit ($25,000 in the   (including
           related extensions of       regulations                               aggregate for all pre-         comparison to
           the audit services,     o     Technology control assessments          approved specific service      specified dollar
           support the audit, or   o     Financial reporting control             subcategories).                limits) reported
           use the                     assessments                                                              quarterly.
           knowledge/expertise     o     Enterprise security architecture       o  Specific approval is
           gained from the audit       assessment                                needed to exceed the pre-
           procedures as a         o     [ADVICE TO FUND MANAGEMENT AS TO        approved dollar limit for
           foundation to               ACCOUNTING OR DISCLOSURE TREATMENT OF     these services (see general
           complete the project.       TRANSACTIONS OR EVENTS]                   Audit Committee approval
           In most cases, if the   o     [ADVICE TO MANAGEMENT AS TO             policy below for details on
           Audit-Related               ACCOUNTING OR DISCLOSURE TREATMENT, OR    obtaining specific
           Services are not            ACTUAL OR POTENTIAL IMPACT OF FINAL OR    approvals).
           performed by the            PROPOSED RULES, STANDARDS OR
           Audit firm, the scope       INTERPRETATIONS OF THE SEC, FASB OR      o  Specific approval is
           of the Audit Services       OTHER REGULATORY OR STANDARD SETTING      needed to use the Fund's
           would likely increase.      BODIES]                                   auditors for Audit-Related
           The Services are                                                      Services not denoted as
           typically well-defined                                                "pre-approved" to the left,
           and governed by                                                       or to add a specific
           accounting                                                            service subcategory as
           professional                                                          "pre-approved."
           standards (AICPA,
           SEC, etc.)

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

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III.
SERVICE      SERVICE CATEGORY            A. SPECIFIC PRE-APPROVED SERVICE            AUDIT COMMITTEE APPROVAL      AUDIT COMMITTEE
CATEGORY       DESCRIPTION                      SUBCATEGORIES                              POLICY                 REPORTING POLICY
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
3. TAX     Tax services which      o     Tax planning and support               o  "One-time" pre-approval     o       A summary of
SERVICES   are not prohibited by   o     Tax controversy assistance              for the Fund fiscal year       all such services
           the Rule, if an         o     Tax compliance, tax returns,            within a specified dollar      and related fees
           officer of the Fund         excise tax returns and support            limit ($25,000 in the          (including
           determines that using   o     Tax opinions                            aggregate for all              comparison to
           the Fund's auditor to   o     Tax analysis regarding                  pre-approved specific          specified dollar
           provide these               possible proposals for fund               service subcategories).        limits) reported
           services creates            liquidations or reorganizations                                          quarterly.
           significant synergy     o     Tax analysis relating to
           in the form of              particular types of securities or        o  Specific approval is
           efficiency, minimized       corporate action events                   needed to exceed the
           disruption, or the      o     Tax services relating to RIC            pre-approved dollar limits
           ability to maintain a       qualification, shareholder                for these services (see
           desired level of            reporting, information reporting,         general Audit Committee
           confidentiality.            determining distributable income          approval policy below for
                                       and gain, tax elections                   details on obtaining
                                   o     Tax services related to addition of     specific approvals).
                                       new funds (i.e., start up issues,
                                       initial diversification and related
                                       matters)                                 o  Specific approval is
                                                                                 needed to use the Fund's
                                                                                 auditors for tax services
                                                                                 not denoted as pre-approved
                                                                                 to the left, or to add a
                                                                                 specific service subcategory
                                                                                 as "pre-approved."
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

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IV.
SERVICE      SERVICE CATEGORY            A. SPECIFIC PRE-APPROVED SERVICE            AUDIT COMMITTEE APPROVAL      AUDIT COMMITTEE
CATEGORY       DESCRIPTION                      SUBCATEGORIES                              POLICY                 REPORTING POLICY
------------------------------------------------------------------------------------------------------------------------------------
4.  OTHER   Other services which    o    Business Risk                          o  "One-time" pre-approval for    o    A summary of
SERVICES    are not prohibited by      Management support                        the fund fiscal year within a    all such services
            the Rule, if an         o    Other control and                       specified dollar limit ($25,000  and related fees
            officer of the Fund        regulatory compliance                     in the aggregate for all         (including
            determines that using      projects, including Rule                  pre-approved specific service    comparison to
SYNERGISTIC the Fund's auditor to      17f-2 "self-custody"                      subcategories).                  specified dollar
UNIQUE      provide these              verification for the Funds                                                 limits) reported
QUALIFICA-  services creates                                                                                      quarterly.
TIONS       significant synergy                                                 o  Specific approval is needed
            in the form of                                                       to exceed the pre-approved
            efficiency, minimized                                                dollar limits for these
            disruption, the                                                      services (see general Audit
            ability to maintain a                                                Committee approval policy below
            desired level of                                                     for details on obtaining
            confidentiality, or                                                  specific approvals).
            where the Fund's
            auditors possess                                                    o  Specific approval is needed
            unique or superior                                                   to use the Fund's auditors for
            qualifications to                                                    "Synergistic" or "Unique
            provide these                                                        Qualifications" or Other Services
            services, resulting                                                  not denoted as pre-approved to
            in superior value and                                                the left, or to add a specific
            results for the Fund.                                                service subcategory as
                                                                                 "pre-approved."


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

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V.
SERVICE      SERVICE CATEGORY            A. SPECIFIC PRE-APPROVED SERVICE            AUDIT COMMITTEE APPROVAL      AUDIT COMMITTEE
CATEGORY       DESCRIPTION                      SUBCATEGORIES                              POLICY                 REPORTING POLICY
------------------------------------------------------------------------------------------------------------------------------------
PROHIBITED  Services which result  1.    Bookkeeping or other services          o  These services are          o       A summary of
SERVICES    in the auditors            related to the accounting records or      not to be performed with          all services and
            losing independence        financial statements of the audit         the exception of the(*)           related fees
            status under the Rule.     client*                                   services (subcategories 1         reported at each
                                   2.    Financial information systems design    through 5 on the left) that       regularly
                                       and implementation*                       may be permitted if they          scheduled Audit
                                   3.    Appraisal  or  valuation  services,     would  not  be  subject  to       Committee
                                       fairness*  opinions, or contribution-in-  audit procedures at  the audit    meeting
                                       kind reports                              client (as defined in Rule 2-     will   serve
                                   4.    Actuarial  services  (i.e.,  setting    01(f)(4)) level by the firm       as continual
                                       actuarial reserves versus actuarial audit providing  the service.           confirmation that
                                       work)*                                                                      has not provided
                                   5.    Internal audit outsourcing services*                                      any  restricted
                                   6.    Management  functions or human                                            services.
                                       resources
                                   7.    Broker or dealer, investment advisor,
                                       or  investment  banking services
                                   8.    Legal services and expert services
                                       unrelated to the audit
                                   9.    Any other service that the Public
                                       Company Accounting Oversight Board
                                       determines,  by regulation, is
                                       impermissible

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

GENERAL AUDIT COMMITTEE APPROVAL POLICY:

o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------

     (e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

                           (b) Not applicable.

                           (c) 100%

                           (d) Not applicable.

     (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was 0%.

     (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2004 and $0 for 2003.

     (h) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.



ITEM 6. SCHEDULE OF INVESTMENTS

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.



ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).


     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

     (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

     (a)(2)   Certifications  pursuant to Rule  30a-2(a)  under the 1940 Act and
              Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3)   Not applicable.

     (b)      Certifications  pursuant to Rule  30a-2(b)  under the 1940 Act and
              Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) BURNHAM INVESTORS TRUST
            --------------------------------------------------------------------

By (Signature and Title)*  /S/ JON M. BURNHAM
                         -------------------------------------------------------
                           Jon M. Burnham, Chief Executive Officer
                           (principal executive officer)

Date              MARCH 3, 2005
    ----------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*  /S/ JON M. BURNHAM
                         -------------------------------------------------------
                           Jon M. Burnham, Chief Executive Officer
                           (principal executive officer)

Date     MARCH 3, 2005
    ----------------------------------------------------------------------------


By (Signature and Title)*  /S/ MICHAEL E. BARNA
                         -------------------------------------------------------
                           Michael E. Barna, Chief Financial Officer
                           (principal financial officer)

Date     MARCH 3, 2005
    ----------------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.